AMERICASACTIVE:21729807.3
Execution Version
FIRST AMENDMENT TO LOAN, SECURITY AND SERVICING AGREEMENT
This FIRST AMENDMENT TO LOAN, SECURITY AND SERVICING AGREEMENT, dated as of September 5, 2025 (this “Amendment”), by and among KKR FS INCOME TRUST, a Delaware statutory trust, as the Servicer (the “Servicer”), K-FIT FINANCE CO-1 LLC, a Delaware limited liability company, as the borrower (the “Borrower”), each of the Lenders party hereto (the “Lenders”), CAPITAL
ONE, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and COMPUTERSHARE
TRUST COMPANY, N.A., a national banking association, as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and as the collateral administrator
(together with its successors and assigns in such capacity, the “Collateral Administrator”).
WHEREAS, the Servicer, the Borrower, the Administrative Agent, the Collateral Custodian, the
Collateral Administrator and the Lenders from time to time party thereto are parties to the Loan, Security and Servicing Agreement, dated as of March 4, 2025 (as in effect immediately prior to the effectiveness of this Amendment and including the Exhibits, Schedules and Annexes thereto, the “Existing Loan
Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Loan Agreement”; except as otherwise defined in this Amendment, terms defined in the Amended Loan Agreement are used herein as defined therein).
WHEREAS, the Borrower, the Servicer, the Administrative Agent and the Lenders (which collectively constitute the Required Lenders) have agreed to make certain amendments and modifications to the Existing Loan Agreement upon and subject to the terms and conditions set forth in this Amendment.
WHEREAS, these recitals shall be construed as part of this Amendment.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Existing Loan Agreement.
(a)The Existing Loan Agreement is hereby amended to delete the bold, stricken text (indicated
textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-
underlined text (indicated textually in the same manner as the following example: double-underlined text)
as set forth in the pages of the Amended Loan Agreement attached as Exhibit A hereto.
SECTION 2. Representations and Warranties of the Borrower. Each of the Borrower and the
Servicer represents and warrants to the Administrative Agent, the Lenders and the other Secured Parties that:
(i)each of its representations and warranties set forth in the Amended Loan
Agreement and in the other Transaction Documents are true and correct in all material respects
(except for such representations and warranties as are qualified by materiality, a Material Adverse
Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material
Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such earlier date;

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AMERICASACTIVE:21729807.3
(ii)both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Servicer Termination Event shall have occurred and be continuing, or would result therefrom;
(iii)no action, suit or proceeding (including, without limitation, any inquiry or investigation) shall be pending or, to the actual knowledge of the Borrower or the Servicer, threatened with respect to this Amendment, the transactions contemplated hereby or any documentation executed in connection therewith, and no injunction or other restraining order shall have been issued or a hearing therefor be pending or noticed with respect to this Amendment or the transactions contemplated hereby; and
(iv)all necessary governmental and material third party approvals and/or consents in connection with the transactions contemplated by this Amendment and otherwise referred to herein shall have been obtained and remain in effect.
SECTION 3.  Conditions Precedent. The amendment to the Existing Loan Agreement set forth in Section 1 above shall become effective upon the date (the “Amendment Effective Date”) the
Administrative Agent shall have received an executed copy of this Amendment, duly executed and delivered by the parties thereto.
SECTION 4.Reference to and Effect Upon the Existing Loan Agreement.
(a)Except as specifically amended above, the Existing Loan Agreement and the other
Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Loan
Agreement or any Transaction Document, nor constitute a waiver of any provision of the Existing Loan
Agreement or any Transaction Document.
SECTION 5. Reaffirmation. Each of the Borrower and the Servicer hereby reaffirms its obligations under each Transaction Document to which it is a party. The Borrower hereby reaffirms the grant of security contained in Section 8.1(a) of the Existing Loan Agreement.
SECTION 6.  Miscellaneous. This Amendment is a Transaction Document for all purposes of the Amended Loan Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of portable document format file shall be effective as delivery of a manually executed counterpart signature page. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii)
any other electronic signature permitted by the federal Electronic Signatures in Global and National
Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity

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AMERICASACTIVE:21729807.3
or authenticity thereof.Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.
SECTION 7. Governing Law. This Amendment, and the rights and obligations of the parties under this Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by and construed in accordance with the law of the State of New York.
[signature pages follow]

[Signature Page to First Amendment to Loan, Security and Servicing Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BORROWER:
K-FIT FINANCE CO-1 LLC
By:
Name:William Goebel
Title:Chief Accounting Officer

[Signature Page to First Amendment to Loan, Security and Servicing Agreement]
SERVICER:
KKR FS INCOME TRUST
By:
Name:William Goebel
Title:Chief Accounting Officer

[Signature Page to First Amendment to Loan, Security and Servicing Agreement]
ADMINISTRATIVE AGENT:
CAPITAL ONE, NATIONAL ASSOCIATION
By:
Name:Alex Dennis
Title:Managing Director
LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION
By:
Name:Alex Dennis
Title:Managing Director

[Signature Page to First Amendment to Loan, Security and Servicing Agreement]
COLLATERAL CUSTODIAN:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:Thomas J. Gateau
Title:Vice President
COLLATERAL ADMINISTRATOR:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:Thomas J. Gateau
Title:Vice President
Exhibit A
Amended Loan Agreement
(see attached)
AMERICASACTIVE:21729807.3
~~Execution Version~~Conformed through First Amendment
UP TO U.S. $250,000,000
LOAN, SECURITY AND SERVICING AGREEMENT
by and among
KKR FS INCOME TRUST,
as the Servicer
K-FIT FINANCE CO-1 LLC,
as the Borrower
EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,
as the Lenders
CAPITAL ONE, NATIONAL ASSOCIATION,
as the Administrative Agent, Hedge Counterparty and Swingline Lender
COMPUTERSHARE TRUST COMPANY, N.A.,
as the Collateral Custodian and the Collateral Administrator
CAPITAL ONE, NATIONAL ASSOCIATION,
as Arranger
Dated as of March 4, 2025
AmericasActive:20667640.17
TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS6
Section 1.1Certain Defined Terms6
Section 1.2Other Terms63
Section 1.3Computation of Time Periods63
Section 1.4Interpretation63
ARTICLE II THE ADVANCES65
Section 2.1The Notes65
Section 2.2Procedures for Advances by the Lenders65
Section 2.3Principal Repayments; Reduction of the Facility Amount68
Section 2.4Determination of Interest69
Section 2.5Notations on Notes69
Section 2.6Reduction of Borrowing Base Deficiency70
Section 2.7Settlement Procedures70
Section 2.8Alternate Settlement Procedures74
Section 2.9Collections and Allocations75
Section 2.10Payments, Computations, Etc78
Section 2.11Fees81
Section 2.12Increased Costs; Capital Adequacy; Illegality81
Section 2.13Taxes82
Section 2.14Reinvestment; Discretionary Sales, Substitutions and Repurchases of
Loans87
Section 2.15Assignment of Sale Agreement91
Section 2.16Defaulting Lenders91
Section 2.17Mitigation Obligations; Replacement of Lenders93
Section 2.18Increase of Commitment; Facility Amount93
Section 2.19Refunding of Swingline Advances94
Section 2.20Effect of Benchmark Transition Event95
ARTICLE III CONDITIONS TO THE CLOSING DATE AND ADVANCES96
Section 3.1Conditions to Closing Date96
Section 3.2Conditions Precedent to All Advances and Acquisitions of Additional
Loans98
Section 3.3Custodianship; Transfer of Loans and Permitted Investments100
ARTICLE IV REPRESENTATIONS AND WARRANTIES101
Section 4.1Representations and Warranties of the Borrower101
Section 4.2Representations and Warranties of the Borrower Relating to the
Agreement and the Collateral111
Section 4.3Representations and Warranties of the Servicer111
Section 4.4Representations and Warranties of the Collateral Administrator and the
Collateral Custodian113
ARTICLE V GENERAL COVENANTS114
Section 5.1Affirmative Covenants of the Borrower114
Section 5.2Negative Covenants of the Borrower121
Section 5.3Affirmative Covenants of the Servicer124
Section 5.4Negative Covenants of the Servicer126
Section 5.5Affirmative Covenants of the Collateral Custodian127
Section 5.6Negative Covenants of the Collateral Custodian127
ARTICLE VI COLLATERAL ADMINISTRATION128
Section 6.1Designation of the Servicer128
Section 6.2Duties of the Servicer128
Section 6.3Authorization of the Servicer131
Section 6.4Servicer Compensation132
Section 6.5Payment of Certain Expenses by Servicer132
Section 6.6Reports132
Section 6.7The Servicer Not to Resign133
Section 6.8Servicer Termination Events133
ARTICLE VII THE COLLATERAL CUSTODIAN AND COLLATERAL ADMINISTRATOR134
Section 7.1Designation of Collateral Custodian and Collateral Administrator134
Section 7.2Duties of Collateral Custodian; Duties of Collateral Administrator135
Section 7.3Merger or Consolidation139
Section 7.4Collateral Custodian Compensation; Collateral Administrator
Compensation139
Section 7.5Collateral Custodian Removal; Collateral Administrator Removal140
Section 7.6Limitation on Liability140
Section 7.7Resignation of the Collateral Custodian; Resignation of the Collateral
Administrator144
Section 7.8Release of Documents145
Section 7.8Return of Required Loan Documents145
Section 7.9Access to Certain Documentation and Information Regarding the
Collateral146
ARTICLE VIII SECURITY INTEREST146
Section 8.1Grant of Security Interest146
Section 8.2Release of Lien on Collateral148
Section 8.3Remedies149
Section 8.4Waiver of Certain Laws149
Section 8.5Power of Attorney149
ARTICLE IX EVENTS OF DEFAULT149
Section 9.1Events of Default149
Section 9.2Remedies152
ARTICLE X INDEMNIFICATION153
Section 10.1Indemnities by the Borrower153
Section 10.2Indemnities by the Servicer156
Section 10.3After-Tax Basis157
Section 10.4Cooperation.157
ARTICLE XI THE ADMINISTRATIVE AGENT158
Section 11.1Appointment158
Section 11.2Standard of Care; Exculpatory Provisions159
Section 11.3Administrative Agent's Reliance, Etc160
Section 11.4Credit Decision with Respect to the Administrative Agent161
Section 11.5Indemnification of the Administrative Agent161
Section 11.6Successor Administrative Agent161
Section 11.7Delegation of Duties162
Section 11.8Payments by the Administrative Agent162
Section 11.9Collateral Matters162
ARTICLE XII MISCELLANEOUS163
Section 12.1Amendments and Waivers163
Section 12.2Notices, Etc165
Section 12.3Ratable Payments166
Section 12.4No Waiver; Remedies166
Section 12.5Binding Effect; Benefit of Agreement167
Section 12.6Term of this Agreement167
Section 12.7Governing Law; Jury Waiver167
Section 12.8Consent to Jurisdiction; Waivers167
Section 12.9Costs and Expenses168
Section 12.10 No Proceedings169
Section 12.11 Recourse Against Certain Parties169
Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action
Evidencing Advances170
Section 12.13 Confidentiality170
Section 12.14 Execution in Counterparts; Severability; Integration173
Section 12.15 Waiver of Setoff173
Section 12.16 Assignments by the Lenders174
Section 12.17 Heading and Exhibits175
Section 12.18 Recognition of the U.S. Special Resolution Regimes176
ARTICLE XIII TAX CONSIDERATIONS176
Section 13.1Acknowledgement of Parties176
ANNEXES
ANNEX AAddresses for Notices
ANNEX BCommitments
EXHIBITS
EXHIBIT A-1Form of Funding Notice
EXHIBIT A-2Form of Repayment or Facility Amount Reduction Notice
EXHIBIT A-3Form of Reinvestment Notice
EXHIBIT A-4Form of Borrowing Base Certificate
EXHIBIT A-5Form of Approval Notice
EXHIBIT A-6Form of Reporting Date Report
EXHIBIT A-7[Reserved]
EXHIBIT A-8Form of Static Pool Analysis
EXHIBIT A-9[Reserved]
EXHIBIT B-1Form of Promissory Note
EXHIBIT B-2Form of Swingline Note
EXHIBIT CForm of Officer's Certificate as to Solvency
EXHIBIT DForm of Officer's Closing Certificate
EXHIBIT EForm of Release of Underlying Instruments
EXHIBIT FForm of Assignment of Underlying Instruments
EXHIBIT GForm of Transferee Letter
EXHIBIT HForm of Joinder Supplement
EXHIBIT I-1Form of U.S. Tax Compliance Certificate
EXHIBIT I-2Form of U.S. Tax Compliance Certificate
EXHIBIT I-3Form of U.S. Tax Compliance Certificate
EXHIBIT I-4Form of U.S. Tax Compliance Certificate
EXHIBIT JForm of Loan Checklist
SCHEDULES
SCHEDULE ILoan Party Names
SCHEDULE IILoan List (including Closing Date Participation Interests)
SCHEDULE IIIServicer Standard
SCHEDULE IVAgreed-Upon Procedures
SCHEDULE VIndustry Classifications
SCHEDULE VILoan Tape

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LOAN, SECURITY AND SERVICING AGREEMENT
THIS LOAN, SECURITY AND SERVICING AGREEMENT (as amended,
modified, waived, supplemented, restated or replaced from time to time, this "Agreement") is made as of March 4, 2025, by and among:
(1)KKR FS INCOME TRUST, a Delaware statutory trust, as the Servicer (as hereinafter defined);
(2)K-FIT FINANCE CO-1 LLC, a Delaware limited liability company, as the borrower (the "Borrower");
(3)EACH  OF THE  LENDERS  FROM TIME  TO  TIME  PARTY
HERETO (together with its respective successors and assigns in such capacity, each a "Lender", collectively, the "Lenders");
(4)CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association
(together with its successors and assigns, "Capital One, National Association"), as the administrative agent hereunder (together with its successors and assigns in such capacity, the "Administrative
Agent"), as hedge counterparty hereunder (together with its successors and assigns in such capacity, the "Hedge Counterparty") and as the swingline lender (together with its successors and assigns in such capacity, the "Swingline Lender"); and
(5)COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian"), and as the collateral administrator (together with its successors and assigns in such capacity, the "Collateral Administrator").
RECITALS
WHEREAS, the Borrower has requested that the Lenders extend credit hereunder by providing Commitments and making Advances and Swingline Advances from time to time for the purchase of certain Eligible Loans from the Transferor pursuant to the Sale Agreement and for the general business purposes of the Borrower;
WHEREAS, (i) the Borrower has appointed the Servicer to act as the servicer for the
Borrower and manage the Collateral, and (ii) the Servicer is willing to accept such appointment;
WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I  DEFINITIONS

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Section 1.1Certain Defined Terms.
Certain capitalized terms used throughout this Agreement are defined in this Section 1.1.
As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:
"1940 Act": The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
"Account": Any of the Canadian Dollar Account, the Euro Account, the GBP Account,
the Australian Dollar Account, the Collateral Account, the General Collection Account, the Principal
Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any
sub-accounts thereof deemed appropriate or necessary by the Administrative Agent, the Securities
Intermediary or the Collateral Custodian for convenience in administering such accounts.
"Account Control Agreement": The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent, Computershare Trust Company,
N.A., as the Collateral Custodian and Computershare Trust Company, N.A., as the Securities
Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time.
"Accreted Interest": The interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. For the avoidance of doubt, interest on any Loan that is paid with the proceeds of a permitted drawing on a revolving loan shall not constitute Accreted Interest.
"Accrual Period": With respect to any Advance, (i) the period beginning on, and including, the Advance Date with respect to such Advance and ending on, but excluding, the
Determination Date preceding the first succeeding Payment Date, and (ii) thereafter, for so long as such
Advance or any portion thereof remains outstanding, each period beginning on, and including, the day after the immediately preceding Accrual Period with respect to such Advance and ending on, but excluding, the Determination Date preceding the next succeeding Payment Date.
"Additional Loans": All Loans that become part of the Collateral after the Closing Date.
"Adjusted Borrowing Value": With respect to any Loan, for any date of determination, an amount equal to the Assigned Value of such Loan at such time multiplied by the Outstanding Balance of such Loan; provided that the parties hereby agree that the Adjusted Borrowing Value of any Loan that is no longer an Eligible Loan shall be zero.
"Administrative Agent": Capital One, National Association, in its capacity as administrative agent for Lenders hereunder, together with its successors and assigns, including any successor appointed pursuant to Section 11.6.
"Administrative Expenses": All amounts (excluding principal and interest payments,
Prepayment Fees, Non-Usage Fees and other similar fees) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document, including, but not limited to, any third party service provider to the Borrower, any Lender, the Collateral Administrator, the Collateral Custodian or
the Securities Intermediary, accountants, agents and counsel of any of the foregoing for fees and

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expenses or any other Person in respect of any other fees, expenses, or other payments (including indemnification payments) or any amounts payable by any Person in respect of the termination or breakage of any interest rate hedge agreement with respect to any such Loan that bears interest at a fixed rate other than the Hedging Agreement.
"Administrative Questionnaire": An Administrative Questionnaire in a form supplied by the Administrative Agent.
"Adult Entertainment": The sale, rental or exhibition, for any form of consideration, of books, films, video cassettes, magazines, periodicals or live performances that are characterized by pornography or an emphasis on the exposure or display of specified anatomical areas or specified sexual activity.
"Advance": Each funding by the Lenders (including the Swingline Lender) hereunder
(including each Loan Advance, Swingline Advance, and each advance made for the purpose of funding the Unfunded Exposure Account pursuant to Section 2.2(g)). The application of amounts on deposit in the Unfunded Exposure Account to fund a Revolving Loan or a Delayed Draw Loan in accordance with
Section 2.9(e) shall not be considered an "Advance".
"Advance Date": With respect to any Advance, the date on which such Advance is made.
"Advance Rate": With respect to:
(i)any Upper Middle Market Loan, seventy-five percent (75%);
(ii)any Middle Market Loan, seventy percent (70%), and
(iii)any Asset Based Loan, forty-five percent (45%).
"Advances Outstanding": On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new
Advances on such day; provided that, in each case, other than as explicitly set forth herein, if such
Advances and repayments are denominated in an Eligible Currency other than Dollars, Advances
Outstanding shall be measured in respect of the equivalent in Dollars of such amounts, determined by the Servicer using the Applicable Exchange Rate.
"Advisor": FS/KKR Advisor, LLC, a Delaware limited liability company, or any Affiliate thereof that uses substantially the same personnel performing the duties required under the investment advisory agreement with the Transferor immediately prior to the transfer of the investment adviser role to such Affiliate.
"Affiliate": With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director, manager, managing member, general partner or officer of such Person; provided that for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, "control," when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 50% or

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more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
"Agented Note": Any Loan originated as a part of a syndicated loan transaction that has been closed (without regard to any contemporaneous or subsequent syndication of such Loan) prior to such Loan becoming part of the Collateral.
"Aggregate Unfunded Exposure Amount": On any date of determination, the sum of the
Unfunded Exposure Amounts of all Loans included in the Collateral.
"Aggregate Unfunded Exposure Equity Amount": On any date of determination, the sum of the Unfunded Exposure Equity Amounts of all Eligible Loans included in the Collateral.
"Agreement": The meaning specified in the Preamble.
"Anti-Corruption Laws": (a) The U.S. Foreign Corrupt Practices Act of 1977, as
amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower or its Subsidiaries or their respective Related Parties is located or doing business.
"Anti-Money Laundering Laws": Applicable laws or regulations in any jurisdiction in which the Borrower or its Subsidiaries or their respective Related Parties is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
"Applicable Exchange Rate": (a) With respect to any Eligible Currency (other than
Dollars) on any date of determination (x) the applicable currency-Dollar spot rate obtained by the
Borrower (or the Servicer on its behalf) on such date through customary banking channels or (y) if the
Borrower (or the Servicer on its behalf) fails to obtain a spot rate pursuant to clause (x), the applicable currency-Dollar spot rate provided (either by publication or otherwise provided or made available to the
Administrative Agent) on the Bloomberg screen for such currency (i) if such date is a Determination
Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day and
(b) with respect to any conversion of cash from one currency to another currency, the applicable spot rate between such two currencies that appeared on the Bloomberg screen for such currency, in each case as reasonably determined by the Borrower (or the Servicer on its behalf).
"Applicable Law": For any Person or property of such Person, all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property
(including, without limitation, predatory and abusive lending laws; laws, rules and regulations relating to licensing, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy; usury laws; truth in lending laws (including the Federal Truth in Lending Act);
and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and
applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.
"Applicable Reference Rate": (a) With respect to any Advances denominated in Dollars,
Term SOFR, (b) with respect to any Advances denominated in Canadian Dollars, Term CORRA, (c)

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with respect to any Advances denominated in GBP, Daily Simple SONIA, (d) with respect to any
Advances denominated in Euros, EURIBOR and (e) with respect to any Advances denominated in
Australian Dollars, the Bank Bill Rate.
"Applicable Spread": The meaning set forth in the Fee Letter.
"Approval Notice": An approval notice in the form set forth on Exhibit A-5.
"Approved Fund": Any Fund that is administered or managed by (a) a Lender, (b) an
Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
"Approved Valuation Firm": Each of Lincoln International LLC, Valuation Research
Corporation, Duff & Phelps, Alvarez & Marshal, Houlihan Lokey, Citrin Cooperman and any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent and the
Servicer.
"Asset Based Loan": A Senior Secured Loan that: (i) is originated from KKR's "Asset
Based Fund", "Consumer / Mortgage Finance", "Hard Assets" or "Commercial Finance" strategies, (ii)
[the underwriting of such Loan was based primarily on the appraised value of the assets securing such
Loan and] such appraised value shall have been determined within sixty (60) days prior to the date such
Loan is first included as part of the Collateral (unless otherwise waived by the Administrative Agent in its sole discretion), (iii) is issued by an Eligible Obligor that is duly organized and validly existing under the laws of the United States or any State thereof and such Obligor's business operations are primarily located within the jurisdiction of the United States, (iv) is not a PIK Loan or an Eligible Partial PIK
Loan and (v) has an internal “KKR risk rating” of “3” or better.
"Assigned Value":
(a)With respect to each Loan, as of the Closing Date (with respect to any Loan included in the Collateral on such date) or any subsequent date on which a Loan is acquired by the Borrower
(with respect to such Loan), the lesser of (i) the value of such Loan (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion as of the Closing Date (with respect to any Loan included in the Collateral on such date) or any subsequent date on which a Loan is acquired by the Borrower (with respect to such Loan), and (ii) the Purchase Price of such Loan.
(b)If a Value Adjustment Event of the type described in clause (a), (b), (c), (g) or (h)
(but solely with respect to a reduction or waiver described in clause (a) of the definition of Material
Modification) of the definition thereof with respect to such Loan occurs, the "Assigned Value" of such
Loan will, automatically and without any action by the Administrative Agent, be zero.
(c)If a Value Adjustment Event other than as described in clause (a), (b), (c), (g) or
(h) (but solely with respect to a reduction or waiver described in clause (a) of the definition of Material
Modification) of the definition thereof with respect to such Loan occurs, the "Assigned Value" of such
Loan may be amended by the Administrative Agent in its sole discretion (solely on changes in credit quality and not market yield) and the value of such Loan (expressed as a percentage of par) shall be determined by the Administrative Agent in its sole discretion as of the date of the relevant Value
Adjustment Event, and shall apply from the date of such Value Adjustment Event until the next change in the Assigned Value thereof occurs (if any) pursuant to the terms of this Agreement. The amended

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Assigned Value of each Loan under this clause (c) shall be communicated by the Administrative Agent to the Borrower, the Servicer, and the Collateral Custodian pursuant to an Approval Notice; provided, that the Borrower, or the Servicer on its behalf, may dispute such amended Assigned Value for a Loan
(other than an Asset Based Loan) by obtaining, at its own expense, a recent valuation (dated no later than 90 days from the date the Borrower, or the Servicer on its behalf, disputes such amended Assigned
Value) from an Approved Valuation Firm selected by the Servicer and such valuation shall constitute the amended Assigned Value upon delivery of a copy of such valuation to Administrative Agent;
provided, further, that (i) pending the receipt of any such valuation, the Assigned Value determined by the Administrative Agent shall remain in effect, (ii) in no event shall such new Assigned Value exceed the Assigned Value on the date such Loan was acquired by Borrower and (iii) neither the Borrower nor the Servicer on its behalf may dispute an amended Assigned Value with respect to a Loan if such Loan has twice previously been subject to a Value Adjustment Event (for the avoidance of doubt, the occurrence of one or more Value Adjustment Events for the same Relevant Test Period shall not be deemed to be separate Value Adjustment Events solely for this purpose), and in the case of a dispute in respect of the second occurrence of a Value Adjustment Event with respect to such Loan, the
Administrative Agent shall select the Approved Valuation Firm.
If there is an improvement in the Senior Leverage Ratio, the Total Obligor Leverage
Ratio or the Total Obligor Interest Coverage Ratio of an Obligor whereby the results are the same or better than the result existing on the date such Loan was acquired by Borrower or on the most recent date on which a Value Adjustment Event occurred (and no other Value Adjustment Event has occurred with respect to such Loan), the Borrower, or the Servicer on its behalf, may request that the
Administrative Agent amend the Assigned Value of any Loan. Upon receipt of such request, the
Administrative Agent shall, in its sole discretion, amend the Assigned Value of such Loan to equal the value of such Loan (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion. The amended Assigned Value of each Loan shall be communicated by the
Administrative Agent to the Borrower, the Servicer, the Collateral Custodian and the Lenders pursuant to an Approval Notice.
"Australian Dollar Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary for the deposit of
Australian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"Australian Dollars" or "AUD": The lawful money of Australia.
"Availability": As of any Measurement Date, an amount equal to the least of:
(a)the Facility Amount minus the Aggregate Unfunded Exposure Amount that is not then on deposit in the Unfunded Exposure Account (converted into Dollars using the Applicable
Exchange Rate, if applicable);
(b)the product of the Borrowing Base and the Weighted Average Advance Rate plus the amount on deposit in the Principal Collection Account (converted into Dollars using the Applicable
Exchange Rate, if applicable) minus the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account (converted into Dollars using the
Applicable Exchange Rate, if applicable); and

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(c)the aggregate Adjusted Borrowing Value of each Eligible Loan minus the Minimum
Credit Enhancement Amount plus the amount on deposit in the Principal Collection Account (converted into Dollars using the Applicable Exchange Rate, if applicable), minus the amount of the Aggregate
Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account
(converted into Dollars using the Applicable Exchange Rate, if applicable).
"Available Funds": With respect to any Payment Date, all amounts on deposit in the
Collection Account (including, without limitation, any Collections) as of the last day of the calendar month preceding such Payment Date, other than (x) Excluded Amounts and (y) Principal Collections designated for the purchase of Eligible Loans pursuant to Section 2.14(a) with respect to which the related trade date (but not settlement date) has occurred.
"Available Tenor": As of any date of determination and with respect to the then-current
Benchmark, as applicable, any tenor for such Benchmark for interest calculated with reference to such
Benchmark.
"Bank Bill Rate": For any day (a "BBSY Rate Day"), a rate per annum equal to the greater of (a) BBSY for the day (such day, a "BBSY Determination Day") that is five (5) Business Days prior to (i) if such BBSY Rate Day is a Business Day, such BBSY Rate Day or (ii) if such BBSY Rate
Day is not a Business Day, the Business Day immediately preceding such BBSY Rate Day, in each case, as such BBSY is published on the applicable Thomson Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time), and (b) the Floor. If by 5:00 p.m. (Melbourne time) on the second (2nd) Business Day immediately following any BBSY Determination Day, BBSY in respect of such BBSY Determination
Day has not been published on the applicable Thomson Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time) and a Benchmark Replacement Date with respect to the Bank Bill Rate has not occurred, then
BBSY for such BBSY Determination Day will be BBSY as published in respect of the first preceding
Business Day for which such BBSY was published on the applicable Thomson Reuters screen page (or such other commercially available source providing such quotations as may be designated by
Administrative Agent from time to time); provided that any BBSY determined pursuant to this sentence shall be utilized for purposes of calculation of the Bank Bill Rate for no more than three (3) consecutive
BBSY Rate Days. Any change in the Bank Bill Rate due to a change in BBSY shall be effective from and including the effective date of such change in BBSY without notice to the Borrower.
"Bankruptcy Code": The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101,
et seq.), as amended from time to time.
"Base Rate": For any day, the rate per annum (rounded upward, if necessary, to the next
1/16 of 1%) equal to the greatest of (a) the Federal Funds Rate in effect on such day plus ½ of 1%, (b)
the Prime Rate in effect on such day and (c) 0%.
"BBSY": A rate equal to the Bank Bill Swap Reference Bid Rate as published on the applicable Thomson Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time) for a period of three (3)
months.

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"BBSY Determination Day": The meaning specified in the definition of "Bank Bill Rate."
"BBSY Rate Day": The meaning specified in the definition of "Bank Bill Rate."
"Benchmark": With respect to an Eligible Currency, the Applicable Reference Rate;
provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the applicable Eligible Currency, then
"Benchmark" means the applicable Benchmark Replacement for such Eligible Currency to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.20. If the Benchmark is less than 0.00%, the Benchmark shall be deemed to be 0.00%.
"Benchmark Replacement": means, with respect to any Benchmark Transition Event:
(1)where a Benchmark Transition Event has occurred with respect to the Term SOFR
Reference Rate, Daily Simple SOFR; and
(2)where a Benchmark Transition Event has occurred with respect to the Term SOFR
Reference Rate and the rate cannot be determined by the Administrative Agent pursuant to clause
(1) above, or where a Benchmark Transition Event has occurred with respect to a Benchmark other than the Term SOFR Reference Rate, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Eligible Currency giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant
Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Eligible Currency at such time and (b) the related Benchmark
Replacement Adjustment.
If the Benchmark Replacement as determined would be less than the Floor, the
Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
"Benchmark Replacement Adjustment": With respect to any replacement of any then-current Benchmark applicable to an Eligible Currency with an Unadjusted Benchmark
Replacement for each applicable Accrual Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for such Eligible Currency giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable
Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark
Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such rate with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Eligible Currency in the U.S. loan market at such time.

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"Benchmark Replacement Conforming Changes": With respect to the use, administration adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Base Rate," the definition of "Business
Day," the definition of "Accrual Period," the definition of "U.S. Government Securities Business Day,"
the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the
Administrative Agent (after consultation with the Borrower) decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the
Administrative Agent decides is reasonably necessary in connection with the administration of this
Agreement and the other Transaction Documents).
"Benchmark Replacement Date": The earliest to occur of the following events with respect to the then-current Benchmark for any Eligible Currency:
(1)in the case of clause (1) or (2) of the definition of "Benchmark
Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available
Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (3) of the definition of "Benchmark Transition
Event," the first date on which such Benchmark (or published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be nonrepresentative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced therein in such clause (3)
and even if any other tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such
Benchmark (or the published component used in the calculation thereof).
"Benchmark Transition Event": The occurrence of one or more of the following events with respect to any then-current Benchmark for any Eligible Currency:

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(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or any component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the
U.S. Federal Reserve Board, the central bank of the Eligible Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such
Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark
(or such component); or
(3)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
"Benchmark Unavailability Period": With respect to any then-current Benchmark for any
Eligible Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.20 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.20.
"Beneficial Ownership Certification": A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers
published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities
Industry and Financial Markets Association.
"Beneficial Ownership Regulation": 31 C.F.R. § 1010.230.

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"BHC Act Affiliate": The meaning assigned to the term "affiliate" in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
"Borrower": The meaning specified in the Preamble.
"Borrower Interest Collections": With respect to the Borrower, as of any date, an amount equal to the aggregate amount of interest and fees received in the Collection Accounts with respect to the Loans for the preceding twelve (12) month period, provided, that with respect to any time period for which twelve (12) calendar months of such amounts are not available, Borrower Interest Collections shall be determined based on annualizing such amounts as are available for Borrower.
"Borrower Interest Expense": With respect to Borrower, as of any date, an amount equal to the amount of the aggregate amount payable (whether or not actually paid) in interest, costs and fees pursuant to Section 2.7 during the preceding twelve (12) month period, provided, that with respect to any time period for which twelve (12) calendar months of such amounts are not available, Borrower
Interest Expense shall be determined based on annualizing such amounts as are available for Borrower.
"Borrower's Notice": Any (a) Funding Notice, (b) Reinvestment Notice or (c) Repayment
Notice.
"Borrowing Base": As of any Measurement Date, an amount equal to (i) the aggregate
Adjusted Borrowing Value of each Eligible Loan as of such date minus (ii) an amount equal to the
Excess Concentration Amount as of such date, provided that any Loan which at any time is no longer an
Eligible Loan shall not be included in the calculation of "Borrowing Base."
"Borrowing Base Certificate": A certificate setting forth the calculation of the Borrowing
Base, the Availability, the Applicable Exchange Rate and the Loan List as of each Measurement Date, in the form of Exhibit A-4, prepared by the Servicer.
"Borrowing Base Deficiency": The amount, if any, by which, on any date of determination, (a) the Advances Outstanding exceed Availability or (b) if the Revolving Period End Date has occurred, as of the date of determination, the Aggregate Unfunded Exposure Amount exceeds the amounts then on deposit in the Unfunded Exposure Account.
"Breakage Costs": With respect to any Lender and to the extent requested by such Lender in writing to the Borrower (which writing shall set forth in reasonable detail the basis for requesting any such amounts), any amount or amounts as shall compensate such Lender for any loss (excluding loss of anticipated profits), cost or expense actually incurred by such Lender as a result of the liquidation or re-employment of deposits or other funds required by such Lender if any payment by the Borrower of
Advances Outstanding or Interest occurs on a date other than a Payment Date, provided, that the
Breakage Costs in respect of any such payment by the Borrower on any Payment Date shall be deemed to be zero. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error.
"Business Day": Any day other than a Saturday, Sunday or a day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York or the city in which the offices of the Collateral Custodian are located (initially, Columbia, Maryland); provided

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that, if any determination of a Business Day shall relate to an Advance bearing interest at (v) Term
SOFR, the term "Business Day" shall also exclude any day that is not a U.S. Government Securities
Business Day, (w) Term CORRA, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Canadian Dollar deposits in Canada, (x) Daily Simple SONIA, the term
"Business Day" shall also exclude any day on which banks are not open for dealings in GBP deposits in the London interbank market, (y) EURIBOR, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Euro deposits in the euro interbank market and (z) Bank Bill
Rate, the term "Business Day" shall also exclude any day on which the banks are not open for dealings in Australian Dollar deposits in the Australian interbank market.
"Canadian Dollar Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary for the deposit of
Canadian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"Canadian Dollars" or "CAD": The lawful currency for the time being of Canada.
"Capital One, National Association": The meaning specified in the Preamble.
"Capital Stock": Any and all shares, interests, participations or other equivalents
(however designated) of capital stock of a corporation, any and all similar ownership interests in a
Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
"Cash": Cash or legal currency denominated in the applicable Eligible Currency as at the time shall be legal tender for payment of all public and private debts.
"Certificated Security": The meaning specified in Section 8-102(a)(4) of the UCC.
"Change of Control": Unless the Administrative Agent has consented thereto in its sole discretion, the occurrence of any of the following events: (a) the Transferor ceases to own and control, of record and beneficially, directly 100% of the membership interests of the Borrower, in each case, free and clear of all Liens (other than Permitted Liens), (b) the Advisor ceases to be the investment advisor to the Transferor, or (c) KKR FS Income Trust ceases to be the Servicer to the Borrower.
"Clearing Agency": An organization registered as a "clearing agency" pursuant to Section
17A of the Exchange Act.
"Clearing Corporation": The meaning specified in Section 8-102(a)(5) of the UCC.
"Closing Date": March 4, 2025.
“Closing Date Participation Interest”: A Participation Interest granted by the Transferor to the Borrower in and to each Loan identified on Schedule II hereto.
"Code": The Internal Revenue Code of 1986, as amended from time to time.

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"Collateral": The meaning specified in Section 8.1(a).
"Collateral Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to
Administrative Agent in its sole discretion) entitled "Collateral Account" in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"Collateral Administrator": Computershare Trust Company, N.A., not in its individual capacity, but solely as Collateral Administrator, its successor in interest pursuant to Section 7.3 or such
Person as shall have been appointed Collateral Administrator pursuant to Section 7.5.
"Collateral Administrator Termination Notice": The meaning specified in Section 7.5.
"Collateral Custodian": Computershare Trust Company, N.A., not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 7.3 or such
Person as shall have been appointed Collateral Custodian pursuant to Section 7.5.
"Collateral Custodian and Collateral Administrator Fee Letter": The fee schedule as acknowledged by the Servicer (on the Borrower's behalf) as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"Collateral Custodian Fee": The fees, expenses and indemnities of the Collateral
Custodian, the Collateral Administrator and the Securities Intermediary set forth as such in the
Collateral Custodian and Collateral Administrator Fee Letter and as provided for in this Agreement or any other Transaction Document. Notwithstanding any other provision of this Agreement or the
Collateral Custodian and Collateral Administrator Fee Letter, the Collateral Custodian agrees that the aggregate amount of expenses and indemnity payments included in the Collateral Custodian Fee payable pursuant to Sections 2.7(a)(2) and 2.7(b)(2) shall not be greater than $100,000 during any rolling
12-month period or pursuant to Section 2.8(2), shall not be greater than $500,000 during any rolling
12-month period.
"Collateral Custodian Termination Notice": The meaning specified in Section 7.5.
"Collection Account": Collectively, the General Collection Account, the Interest
Collection Account and the Principal Collection Account.
"Collections": (a) All cash collections and other cash proceeds of any Loan, including, without limitation or duplication, any Proceeds, any Interest Collections, Principal Collections,
amendment fees, late fees, prepayment fees, waiver fees, settlement payments, re-financing amounts, rent, like-kind payments, recoveries, guaranty payments or other amounts received in respect thereof
(but excluding (i) any Excluded Amounts and (ii) any amounts received by the Borrower from an
Obligor following the sale of the related Loan by the Borrower pursuant to Section 2.14 which the
Borrower is required to pay to the purchaser of such Loan), (b) interest earnings on Permitted
Investments or otherwise in any Account and (c) all amounts received by the Borrower pursuant to any
Hedging Agreement or Hedge Transaction. For the avoidance of doubt, Advances shall not constitute
Collections.

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"Commitment": With respect to each Lender, the commitment of such Lender to make
Loan Advances in accordance herewith in an amount not to exceed (a) prior to the earlier to occur of the
Revolving Period End Date and the Termination Date, the dollar amount set forth opposite such
Lender's name on Annex B hereto or the amount set forth as such Lender's "Commitment" on Schedule I to the Joinder Supplement relating to such Lender, as applicable, as such amounts may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement, and (b) on or after the earliest to occur of the Revolving Period End Date, the Termination Date and the termination of the
Commitment of such Lender, zero.
"Connection Income Taxes": Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
"Contractual Obligation": With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject.
"Corporate Trust Office": The applicable designated corporate trust office of the
Collateral Custodian or the Collateral Administrator, each as specified on Annex A hereto or such other address within the United States as the Collateral Custodian or the Collateral Administrator may
designate from time to time by notice to the Administrative Agent.
"Cov-Lite Loan": A Loan that does not (a) contain any financial covenants or (b) require the Obligor thereof to comply with any Maintenance Covenants (regardless of whether compliance with one or more incurrence covenants is otherwise required); provided that if the Obligor of such Loan has a trailing-twelve month EBITDA of greater than or equal to $50,000,000 and the Underlying Instruments for such Loan contain a cross default provision to, or such Loan is pari passu or senior with, another loan of the Obligor that requires the Obligor to comply with Maintenance Covenants, such Loan shall not constitute a Cov-Lite Loan.
"Covenant Compliance Period": The period beginning on the Closing Date and ending on the date on which the Commitments have been terminated and the Obligations have been paid in full.
"Covered Party": Any Secured Party that is one of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a "covered bank"
as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a
"covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
"Credit Risk Obligation": Any obligation with respect to which an event of default has not occurred pursuant to the related Underlying Instruments but which has, in the Servicer's reasonable business judgment applying the Servicer Standard, a significant risk of declining in credit quality and, with lapse of time, becoming a defaulted loan, and is designated as a "Credit Risk Obligation" by the
Servicer.
"Current Pay Obligation": A Loan (other than a DIP Loan) with respect to which an event of default has occurred and is continuing pursuant to the related Underlying Instruments, which

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arises from an Insolvency Event of the related Obligor or, as determined by the Servicer in accordance with the Servicer Standard, will likely result in a default as to the payment of principal and/or interest on such Loan, but as to which no interest or principal payments thereunder are due and unpaid (other than those due as a result of any Insolvency Event).
"Custody Facilities": The designated document custody office of the Collateral
Custodian, which on the Closing Date is as specified on Annex A hereto immediately below the name of the Collateral Custodian or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent, Borrower and Servicer.
"Daily Simple SOFR" means, for any day (a "SOFR Rate Day"), a rate per annum equal to SOFR for the day (such day "SOFR Determination Date") that is five (5) U.S. Government Securities
Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such
SOFR Rate Day or (ii) if such SOFR Rate Day is not an U.S. Government Securities Business Day, the
U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator's Website. If by 5:00
p.m. (New York City Time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, the SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator's Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then the SOFR for such SOFR Determination Date will be the SOFR as published in respect of the first preceding U.S. Government Securities Business
Day for which such SOFR was published on the SOFR Administrator's Website; provided that any
SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of Daily
Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple
SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
"Daily Simple SONIA": For any day (a "SONIA Rate Day"), a rate per annum equal to the greater of (a) SONIA for the day (such day, a "SONIA Determination Day") that is five (5) Business
Days prior to (i) if such SONIA Rate Day is a Business Day, such SONIA Rate Day or (ii) if such
SONIA Rate Day is not a Business Day, the Business Day immediately preceding such SONIA Rate
Day, and (b) the Floor. If by 5:00 p.m. (London time) on the second (2nd) Business Day immediately following any SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator's Website and a Benchmark Replacement Date with respect to Daily Simple SONIA has not occurred, then SONIA for such SONIA Determination Day will be SONIA as published in respect of the first preceding Business Day for which SONIA was published on the SONIA Administrator's Website; provided that SONIA as determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3)
consecutive SONIA Rate Days. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower.
"Default": Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default.
"Defaulted Obligation": Any obligation as to which the following has occurred and is continuing on the applicable date of determination:

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(i)a Responsible Officer of the Servicer or the Borrower has received written notice or has actual knowledge that an Obligor payment default in respect of principal, interest and/or contractually obligated unutilized/commitment fees (as applicable) occurs under such obligation that continues and has not been cured (without regard to any grace or cure period thereunder) after five
Business Days after the applicable due date under the Underlying Instruments;
(ii)a Responsible Officer of the Servicer or the Borrower has received written notice or has actual knowledge that an Obligor payment default in respect of principal, interest and/or contractually obligated unutilized/commitment fees (as applicable) occurs under any other senior or pari passu obligation for borrowed money of the related Obligor that continues and has not been cured
(without regard to any grace or cure period thereunder) after five Business Days, after the applicable due date under the Underlying Instruments);
(iii)an Insolvency Event with respect to the related Obligor;
(iv) a Responsible Officer of the Servicer or the Borrower has received written notice or has actual knowledge that a default (other than with respect to a breach of any financial covenants unless such financial covenants are required to meet the definition of "Eligible Loan") has occurred under the Underlying Instruments and any applicable grace period has expired (but only until such default is cured or waived) in the manner provided in the Underlying Instruments and for which the agent or required lenders pursuant to such Underlying Instruments (including, without limitation, the
Borrower) has elected to accelerate the obligation; provided that such Loan will cease to be treated as a
Defaulted Obligation if such acceleration is subsequently rescinded;
(v)the Servicer, determined in accordance with the Servicer Standard, has otherwise declared such debt obligation to be a "Defaulted Obligation" and has not rescinded such declaration;
(vi) the relevant Obligor, as determined by the Servicer in accordance with the Servicer
Standard, commences formal restructuring or workout negotiations with its creditors; or
(vii)the Servicer determines that all or a material portion of such obligation is uncollectible or otherwise places it on non-accrual status in accordance with the policies and procedures of the Servicer and the Servicer Standard.
"Defaulting Lender": Any Lender that (i) has failed to fund any portion of the Advances on the applicable Funding Date required to be funded by it hereunder, unless such Lender notifies the
Administrative Agent and the Borrower in writing that such failure is the result of such Lender's good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied and the Borrower has failed to cure such failure prior to such Funding Date, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder on the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, or (iv) has, or has a direct or indirect parent company that has, become or is

-22-
insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
"Delayed Draw Loan": A Loan that requires one or more future advances to be made to the related Obligor and which does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that such Loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations of the Borrower remain in effect and only with respect to any portion which constitutes a future funding obligation.
"Deposit Account": The meaning specified in Section 9-102 of the UCC.
"Determination Date": The last day of each calendar month.
"DIP Loan": Any Loan (i) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (ii) which has the priority allowed by either
Section 364(c)(1) and (2) or pursuant to Section 364(d) (only to the extent that the loan is secured by a senior, and not equal, lien on property of the estate) of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding).
"Discretionary Sale": The meaning specified in Section 2.14(c).
"Disruption Event": The occurrence of any of the following with respect to an Eligible
Currency: (a) any Lender shall have notified the Administrative Agent, the Collateral Administrator, the
Collateral Custodian, the Servicer and the Borrower of a determination by such Lender that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain such Eligible Currency in the applicable interbank market to fund any
Advance, (b) [reserved], (c) any Lender shall have notified the Administrative Agent, the Collateral
Administrator, the Collateral Custodian, the Servicer and the Borrower of the determination by such
Lender that the rate at which deposits of such Eligible Currency are being offered to such Lender in the applicable interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance, (d) any Lender shall have notified the Administrative Agent, the Collateral
Administrator, the Collateral Custodian, the Servicer and the Borrower of the inability of such Lender to obtain such Eligible Currency to make, fund or maintain any Advance, (e) with respect to Dollars, Term
SOFR ceases to exist or be reported on Reuters (unless this Agreement has been amended as set forth in
Section 2.20) or (f) the applicable Benchmark shall cease to exist (and no Benchmark Replacement has replaced the applicable then-current Benchmark).
"Division Transaction": (a) The division of a limited liability company into two or more limited liability companies pursuant to a "plan of division" or similar method or (b) the creation, or reorganization into, or allocation of its assets to, one or more series, in each case within the meaning of the Delaware Limited Liability Company Act or similar statute in any other state.
"Dollar Advance": An Advance denominated in Dollars.
"Dollar Equivalent": On any date of determination, (i) with respect to an amount denominated in Dollars, such amount, and (ii) with respect to an amount denominated in any Foreign

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Currency, the amount of Dollars that would be required to purchase such amount of such Foreign
Currency based upon the Applicable Exchange Rate on such date. The Administrative Agent, the
Collateral Custodian, and the Collateral Administrator shall not have any responsibility for any calculation of a Dollar Equivalent amount made by the Servicer or the Borrower. For avoidance of doubt, the Administrative Agent, the Collateral Custodian and the Collateral Administrator shall not have any responsibility to calculate any Dollar Equivalent amount pursuant to this Agreement.
"Dollars": Means, and the conventional "$" signifies, the lawful currency of the United
States.
"EBITDA": With respect to the last twelve (12) calendar months with respect to the related Loan, the meaning of "EBITDA", "Adjusted EBITDA" or any comparable definition in the
Underlying Instruments for each such Loan, and in any case that "EBITDA", "Adjusted EBITDA" or such comparable definition is not defined in such Underlying Instruments, an amount, for the Obligor on such Loan and any parent, subsidiary and/or affiliate that is obligated pursuant to the Underlying
Instruments for such Loan (determined on a consolidated basis without duplication in accordance with
GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b)
income taxes, (c) depreciation and amortization for such twelve month period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles
(including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) any other item the Servicer deems appropriate in accordance with the Servicer Standard; provided that with respect to any Obligor for which twelve months of economic data are not available, EBITDA shall be determined in accordance with the Underlying
Instruments and if such Underlying Instruments do not provide a method for such calculation, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.
"Effective Spread": As of any date of determination, with respect to any (i) floating rate
Eligible Loan, the per annum rate at which the related Obligor is required to pay interest in cash (which shall include any credit spread adjustment and shall exclude any interest which is permitted to be paid in kind or deferred (whether or not currently being paid in kind or deferred)) minus the Benchmark for the Eligible Currency applicable during the Remittance Period in which such date of determination occurs and (ii) fixed rate Eligible Loan, the interest rate for such Eligible Loan minus the Benchmark for the Eligible Currency applicable during the Remittance Period in which such date of determination occurs; provided, that, in each case, (a) with respect to any unfunded commitment of any Delayed Draw
Loan or Revolving Loan, as applicable, the Effective Spread means the commitment fee, ticking fee or similar fee payable with respect to such unfunded commitment and (b) with respect to the funded portion of any commitment under any Delayed Draw Loan or Revolving Loan, as applicable, the
Effective Spread means the per annum rate at which the related Obligor is required to pay interest in cash (which shall include any credit spread adjustment and shall exclude any interest which is permitted to be paid in kind or deferred (whether or not currently being paid in kind or deferred)) minus the
Benchmark for the Eligible Currency applicable during the Remittance Period in which such date of determination occurs.

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“Elevation”: The elevation of the Closing Date Participation Interests via assignment to the Borrower in accordance with the Sale Agreement.
“Elevation Date”: The date on which an Elevation occurs with respect to a Closing Date
Participation Interest pursuant to the Sale Agreement.
"Eligible Cov-Lite Loan": A Cov-Lite Loan in respect of which the applicable Obligor has a trailing twelve-month EBITDA greater than or equal to $50,000,000 at the time such Cov-Lite
Loan is acquired by the Borrower.
"Eligible Currency": Dollars, Australian Dollars, Canadian Dollars, Euros and GBP.
"Eligible Jurisdiction":  The United States (or any State thereof and the District of
Columbia), Canada, the United Kingdom, Australia, Norway, New Zealand, Sweden, Ireland and the
Netherlands and any other country added with the prior written consent of the Administrative Agent in its sole discretion.
"Eligible Loan": Each Loan:
(i)for which the Collateral Custodian has received the related Required Loan
Documents (or such Required Loan Documents will be delivered to the Collateral Custodian on or prior to the related date of acquisition or within five (5) Business Days thereafter; provided that copies of the acquisition or assignment documentation pursuant to which the Borrower acquires such Loan must be delivered on or prior to the date of acquisition);
(ii)that has been approved by the Administrative Agent in its sole and absolute discretion;
(iii)that  satisfies  each  of  the  following  eligibility  requirements  (unless  the
Administrative Agent agrees to waive any such eligibility requirement with respect to such Loan):
(a)such Loan is a Senior Secured Loan (including an Asset Based Loan);
(b)such Loan is denominated and payable only in an Eligible Currency and does not permit the currency in which such Loan is payable to be changed to a currency which is not an
Eligible Currency;
(c)the acquisition of such Loan will not cause the Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act;
(d)such Loan (A) provides for a fixed amount of principal payable on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment, in each case, at a price less than par and (B) provides for the full principal balance to be payable at or prior to its maturity;
(e)the primary Underlying Asset for such Loan is not real property (other than an Asset
Based Loan);

-25-
(f)such Loan is in the form of and is treated as indebtedness of the related Obligor for
U.S. federal income tax purposes and is not a United States real property interest as defined under Section 897 of the Code;
(g)as of the date the Borrower acquired such Loan, such Loan is not delinquent in payment or defaulted in any other manner that would give rise to the right of any holder of such
Loan to accelerate such Loan and no portion of such Loan has been converted into equity;
(h)such Loan and any Underlying Assets comply in all material respects with all
Applicable Laws, and the acquisition thereof will not cause any Secured Party (in its commercially reasonable judgment) to fail to comply with any request or directive from any
Governmental Authority having jurisdiction over such Secured Party;
(i)such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold to the Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties, and neither such sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative Agent, materially violates, conflicts with or contravenes any Applicable Law or (giving effect to the provision of Section 9-406 and 9-408 of the UCC) any contractual or other restriction, limitation or encumbrance;
(j)such Loan, together with the Underlying Instruments related thereto, (i) is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor and each guarantor of such Obligor's obligation thereunder, enforceable against such Obligor and each such guarantor in accordance with its terms, subject to customary bankruptcy, insolvency and equity limitations, (ii) is not subject to any (a) litigation or dispute that would reasonably be expected to have a Material Adverse Effect on the ability of the Obligor to perform its obligations in connection with such Loan or the Underlying Instruments or (b) offset, right of rescission, counterclaim or defense to payment and (iii) contains provisions substantially to the effect that the Obligor's and each guarantor's payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Transferor, the Borrower or any assignee;
(k)after giving effect to the Borrower's acquisition thereof, the Borrower has good and marketable title to, and is the sole owner of, such Loan, and the Borrower has granted to the
Administrative Agent a valid and perfected first priority security interest in the Loan and
Underlying Instruments (subject to Permitted Liens), for the benefit of the Secured Parties;
(l)such Loan, and any payment made with respect to such Loan, is not subject to any withholding tax (other than withholding tax that may be payable with respect to FATCA or withholding or other similar tax on commitment fees or similar fees or fees that by their nature are commitment fees or similar fees) unless the Obligor thereon is required under the terms of the related Underlying Instrument to make "gross-up" payments that cover the full amount of such withholding tax on an after-tax basis or otherwise compensate the Borrower for, the full amount of such withholding tax for any reason (including in the event of a change of law);

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(m) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition, transfer or performance of such Loan by the
Borrower have been duly obtained, effected or given and are in full force and effect, except where such failure would not have a Material Adverse Effect or a material adverse effect on any
Lender or affect the enforceability of such Loan;
(n)the Obligor with respect to such Loan is an Eligible Obligor,
(o)the Obligor with respect to such Loan (other than an Asset Based Loan) has a trailing twelve-month EBITDA not less than $10,000,000 at the time of acquisition by the Borrower;
(p)such Loan pays interest in Cash no less frequently than semi-annually;
(q)as of the date the Borrower acquired such Loan, such Loan has an original term to stated maturity that does not exceed eight (8) years;
(r)the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from obtaining all material information with regard to such Loan required to be delivered under this Agreement (so long as the Administrative Agent or each Secured Party, as applicable, agrees to maintain the confidentiality of such information in accordance with the terms of such Underlying
Instruments);
(s)(i) provides the Borrower (or an agent on behalf of the applicable lenders with respect to such Loan) with a valid, perfected (to the extent lien perfection is applicable in the jurisdiction in which such underlying collateral resides) security interest in the collateral granted under the applicable Underlying Instruments at the level of priority indicated therein; constitutes the legal and enforceable obligation of the applicable Obligor (except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law); (ii) is owned by the Borrower free and clear of adverse claims (other than Permitted
Liens); (iii) may (after giving effect to the provisions of Section 9-406 and 9-408 of the UCC), under the applicable Underlying Instruments and Applicable Law, be pledged and assigned by the Borrower to the Administrative Agent; (iv) in which the Administrative Agent holds (or will hold, once the necessary steps are taken) a first-priority perfected security interest (subject to
Permitted Liens) for the benefit of the Secured Parties; and (v) at the time such Loan was acquired, was not subject to set-off or defense (other than a discharge in the event of a subsequent bankruptcy) by the related Obligor;
(t)such Loan is Registered;
(u)such Loan is not a Participation Interest (other than a Closing Date Participation
Interest); provided that, up to 75% of the principal balance of the Closing Date Participation
Interests shall cease to be Eligible Loans if an Elevation has not occurred within ninety (90) days of the Closing Date for such Closing Date Participation Interests, and any Closing Date

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Participation Interest shall cease to be an Eligible Loan for which an Elevation has not occurred within one hundred twenty (120) days of the Closing Date, in each case of this clause (u), or such later date as agreed by the Administrative Agent in its reasonable discretion;
(v)neither Borrower nor Servicer has actual knowledge that any information provided by the Borrower or the Servicer with respect to such Loan was not true, correct and complete in all material respects after giving effect to any updates thereof as of the date such information is provided to the Administrative Agent;
(w)such Loan (A) is not an Equity Security, (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the
Collateral or (C) upon acquisition by the Borrower and while owned by the Borrower, does not have any Equity Security attached to it as part of a unit;
(x)such Loan does not constitute Margin Stock;
(y)as of the date the Borrower acquired such Loan, such Loan is not subject to an offer of exchange, redemption, conversion or tender by its Obligor, or by any other Person, for cash, equity securities or any other type of consideration;
(z)such Loan does not constitute a Second Lien Loan, a First Lien Last Out Loan, a
Recurring Revenue Loan, a PIK Loan (other than an Eligible Partial PIK Loan), a DIP Loan, a
Structured Finance Obligation (other than an Asset Based Loan), a Zero Coupon Obligation, a
Finance Lease, a repurchase obligation, a bond, an unsecured loan, a bridge loan, a real estate loan (other than an Asset Based Loan), a synthetic security, a Step-Down Loan, a Step-Up Loan, a commodity forward contract, a subordinated loan, a mezzanine loan, a letter of credit, a lease, chattel paper or any other debt security not constituting a loan;
(aa)  as of the date the Borrower acquired such Loan, such Loan does not constitute a
Defaulted Obligation, a Credit Risk Obligation or a Current Pay Obligation;
(bb) such Loan or any related Underlying Instrument has not been found (nor, to the
Borrower's knowledge, has any Person alleged in writing such Loan or related Underlying
Instrument) to be illegal or unenforceable by the final non-appealable decision of a competent court of law or a Governmental Authority in a proceeding brought by the related Obligor, any other party obligated with respect to such Loan, or any Governmental Authority;
(cc)  as of the date the Borrower acquired such Loan, the repayment of such Loan is not subject to any material non-credit related risk, as determined by the Servicer in accordance with the Servicer Standard, other than non-credit related risks that have previously been disclosed to and approved by the Administrative Agent;
(dd) unless approved in writing by the Administrative Agent in its sole discretion, the acquisition price (exclusive of the portion thereof attributable to accrued interest or fees) of such
Loan paid by the Borrower is not less than 90% of the principal balance thereof;
(ee)  if such Loan is one of a number of loans made to the same Obligor, then such
Loan and all such other loans are (i) cross-collateralized and default upon the default of any

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cross-collateralized loan, (ii) owned by the Borrower and pledged as Collateral hereunder or (iii)
subject to an intercreditor agreement or similar agreement setting forth the rights of the creditors having interests in such Loans in form and substance satisfactory to Servicer in its reasonable discretion;
(ff)  the all-in yield with respect to such Loan is equal to or greater than the applicable
Interest Rate payable by the Borrower under this Agreement (determined, in each case, as of the date the Borrower acquired such Loan);
(gg)  except in the case of a Fixed Rate Loan, such Loan accrues interest at a floating rate determined by reference to the U.S. Dollar prime rate, Federal Funds Rate, Term SOFR, the
Bank Bill Rate, EURIBOR, SONIA, Term CORRA or, with the consent of the Administrative
Agent, any other generally accepted floating rate index or, in each case, a successor interest rate as determined under the Underlying Instruments;
(hh)if such Loan is a Cov-Lite Loan, such Loan is an Eligible Cov-Lite Loan; and
(ii)the funding obligations for each such Loan and the Underlying Instrument under which such Loan was created have been fully satisfied and all sums available thereunder have been fully advanced, or if such Loan is a Revolving Loan or Delayed Draw Loan, the Borrower
shall have or have caused to be, at the time of the sale of such Loan to the Borrower, deposited into the Unfunded Exposure Account an amount equal to the Required Funding Amount.
Any Loan that, as of any date of determination following its acquisition by the
Borrower, no longer satisfies each of the criteria set forth in clause (iii) above (other than any such criteria waived by the Administrative Agent) shall not constitute an Eligible Loan; it being agreed that any criteria that expressly applies only as of the date the Borrower acquired such Loan shall be required to satisfy such criteria only as of such date.
For purposes of determining compliance with clause (ii) of the definition of "Eligible Loan,"
each Loan included in the Loan List set forth on Schedule II hereto as of the Closing Date shall be deemed approved by the Administrative Agent.
"Eligible Obligor": On any date of determination, any Obligor that:
(a)is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization;
(b)is not a Governmental Authority (including, for the avoidance of doubt, any municipality, governmental authority or not-for profit entity);
(c)is not an Affiliate of any Loan Party, except to the extent warrants or other equity interests in such Obligor are granted to a Loan Party or an Affiliate in connection with the restructuring of the related Loan;
(d)is organized and incorporated and domiciled in an Eligible Jurisdiction;

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(e)is not a not-for-profit entity;
(f)is not the subject of and, to the best of the Borrower’s knowledge, is not threatened in writing with any proceeding which would result in, an Insolvency Event with respect to such Obligor and, as of the date on which the Borrower acquired such Loan, to the Borrower's knowledge, such
Obligor has not experienced a material adverse change in its financial condition;
(g)is not engaged in the business of payday lending, pawn shops, Adult Entertainment, offshore or internet gambling companies, marijuana related businesses, automobile title loans, tax refund anticipation loans, credit repair services, drug paraphernalia, fireworks distributors, tax evasion, businesses engaged in predatory lending practices or strip mining;
(h)is not a Sanctioned Person; and
(i)is a legal operating entity or holding company.
"Eligible Partial PIK Loan": A PIK Loan that by its terms requires at all times payment of a cash pay interest rate at a rate at least equal to the sum of the current applicable floating benchmark rate plus 2.00% per annum (or, in the case of a PIK Loan bearing interest at a fixed rate, 4.50% per annum).
"Eligible Repurchase Obligations": Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) of the definition of Permitted Investments.
"Equity Distribution": Any dividend or distribution, direct or indirect, on account or any
Capital Stock of the Borrower now or hereafter outstanding.
"Equity Security": (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan, and (ii) any security purchased as part of a "unit" with a Loan and that itself is not eligible for purchase by the Borrower as a Loan.
"ERISA": The United States Employee Retirement Income Security Act of 1974, as
amended from time to time, and the regulations promulgated or issued thereunder.
"ERISA Affiliate": (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or the Transferor, (b) a
trade or business (whether or not incorporated) under common control (within the meaning of
Section 414(c) of the Code) with the Borrower or the Transferor, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) or 414(o) of the Code) as the Borrower or the
Transferor.
"Erroneous Payment": As defined in Section 2.10(f)(iii)(A).
"EURIBOR": For any day during the applicable Accrual Period with respect to each
Advance denominated in Euros, the greater of (I) the Floor and (II) (a) the rate per annum appearing on

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Reuters Screen EURIBOR01 Page (or any successor or substitute page) as the euro interbank offered rate administered by the European Money Market Institute (or any other person which takes over the administration of that rate) for deposits in Euros at approximately 11:00 a.m., London time, for such day; provided that, if such day is not a Business Day, the immediately preceding Business Day, for a three-month maturity; and (b) if no rate specified in clause (II)(a) of this definition so appears on Reuters
Screen EURIBOR01 Page (or any successor or substitute page), the interest rate per annum at which dollar deposits of €5,000,000 and for a three-month maturity are offered by the principal London office of Capital One in immediately available funds in such interbank market at approximately 11:00 a.m.,
London time, for such day.
"Euro" and "€": The lawful currency of the members states of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European
Community, as amended from time to time.
"Euro Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary for the deposit of Euros in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured
Parties.
"Event of Default": The meaning specified in Section 9.1.
"Excepted Persons": The meaning specified in Section 12.13(a).
"Excess Concentration Amount": As of any date of determination (and after giving effect to all Eligible Loans to be purchased or sold by the Borrower on such date), the sum of the following amounts (without duplication):
(a)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are obligations of any single Obligor and its Affiliates over (ii)(A) with respect to each of the three largest Obligors and their respective Affiliates (determined by reference to the Adjusted Borrowing
Value of the Eligible Loans of each Obligor included in the Collateral), 7.5% of the aggregate Adjusted
Borrowing Value of all Eligible Loans in the Collateral and (B) with respect to each Obligor not otherwise covered by clause (A) above, 5.0% of the aggregate Adjusted Borrowing Value of all Eligible
Loans in the Collateral; provided that no Obligor shall be considered an Affiliate of another Obligor solely because they are controlled by the same Financial Sponsor;
(b)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans with Obligors in any single Industry Classification over (ii):
(A)with respect to the Industry Classification representing the highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), 20.0% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
(B)with respect to the Industry Classification representing the second highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), 17.5% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;

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(C)with respect to the Industry Classification representing the third highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), 15.0% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; and
(D)with respect to each other Industry Classification, 12.5% of the aggregate
Adjusted Borrowing Value of all Eligible Loans in the Collateral;
(c)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are Fixed Rate Loans over (ii) 5.0% of the aggregate Adjusted Borrowing Value of all
Eligible Loans in the Collateral;
(d)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans for which the related Obligor pays less frequently than quarterly over (ii) 5.0% of the aggregate
Adjusted Borrowing Value of all Eligible Loans in the Collateral;
(e)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are payable in an Eligible Currency other than Dollars over (ii) 10.0% of the aggregate
Adjusted Borrowing Value of all Eligible Loans in the Collateral;
(f)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are obligations of Obligors domiciled in an Eligible Jurisdiction of than the United States over (ii) 10.0% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
(g)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are Cov-Lite Loans (other than Cov-Lite Loans for which the related Obligor has a trailing twelve-month EBITDA of greater than $85,000,000) over (ii) 15.0% of the aggregate Adjusted
Borrowing Value of all Eligible Loans in the Collateral;
(h)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans which are Revolving Loans and Delayed Draw Loans (based on the total unfunded commitments)
over (ii) 10.0% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; and
(i)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible
Loans that are Asset Based Loans over (ii) the applicable percentage of the Adjusted Borrowing Value of all Eligible Loans in the Collateral set forth below:
(i)(A) 10.0% if (x) at least 50% of Obligors included as Eligible Loans have a trailing twelve-month EBITDA equal to at least $100,000,000 and (y) following the first nine (9)
months following the Closing Date, there are Eligible Loans in the Collateral owing by at least twenty
(20) Obligors;
(ii)(B) 5.0% if (x) at least 25% of all Obligors included as Eligible Loans have a trailing twelve-month EBITDA equal to at least $100,000,000 and (y) following the first nine (9)
months following the Closing Date, there are Eligible Loans in the Collateral owing by at least ten (10)
Obligors; and
(iii)otherwise, 0.0%;

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provided, further, that notwithstanding the foregoing, no Asset Based Loan that is an obligation of any single Obligor and its Affiliates may be greater than 3.0% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral.
"Exchange Act": The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
"Excluded Amounts": Any amount, received in the Collection Account with respect to any Loan included as part of the Collateral, which amount is attributable to (i) the reimbursement by the related Obligor of payment by the Borrower or Transferor of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets, (ii) the reimbursement by the related Obligor of payment by the Borrower or Transferor of other out-of-pocket expenses, (iii) any reimbursements related to indemnification obligations, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the
Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, in the case of each of the foregoing clauses (i)-(iv) solely to the extent not paid out of Collections, (v) amounts received in the Collection Account with respect to any Loan retransferred or substituted for upon the occurrence of a Warranty Event or that is otherwise replaced in connection with a Substitution, or that is otherwise sold or transferred by the Borrower, in each case under this clause (v), pursuant to and in accordance with Section 2.14, to the extent such amount is attributable to a time after the effective date of such replacement or sale, (vi) any interest or fees (including origination, agency, structuring, management, underwriting or other up-front fees) that are for the account of the Transferor or any other
Person from whom the Borrower purchased such Loan (including, without limitation, interest accruing prior to the date such Loan is purchased by the Borrower) or (vii) any amount deposited into the
Collection Account in error.
"Excluded Taxes": The meaning specified in Section 2.13(a).
"Exposure Amount Shortfall": The meaning specified in Section 2.2(g).
"Facility Amount": As of any date, an amount equal to the lesser of (a) $250,000,000 and
(b) the aggregate principal amount of the Commitments provided by the Administrative Agent and the
Lenders as of such date. Such amount may be increased from time to time in accordance with any increase pursuant to Section 2.18 of this Agreement, provided that, (i) the Facility Amount may not be increased without the written consent of the Borrower and the Administrative Agent and (ii) the Facility
Amount may be reduced upon notification by the Borrower in accordance with Section 2.3; and
provided, further, that on or after the earlier to occur of the Revolving Period End Date and the
Termination Date, the Facility Amount shall mean the Advances Outstanding.
"Facility Maturity Date": March 4, 2030.
"FATCA": Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable), and any regulations or official interpretations thereof (including any Revenue Rulings, Revenue Procedure, Notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions), any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement between the United States and another jurisdiction facilitating the

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implementation thereof (and any law, regulation or official interpretation implementing such an intergovernmental agreement).
"FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.
"Federal Funds Rate": For any period, a fluctuating interest per annum rate equal, for each day during such period, to the weighted average of the overnight federal funds rates as in Federal
Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the
Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the
Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City Time) on such day.
"Fee Letter": means, individually and collectively, (i) that certain Fee Letter, dated as of the Closing Date, between the Administrative Agent and the Borrower and (ii) each additional Fee
Letter executed between any Lender and Borrower, in each case, as amended, modified, waived, supplemented, restated or replaced from time to time.
"Finance Lease": Any transaction in which the obligations of a lessee to pay rent or other amounts under a lease are on a triple net basis and are required to be classified and accounted for as a capital lease on the balance sheet of such lessee under GAAP. A Finance Lease shall not include obligations structured to comply with foreign law or religious restrictions, including, but not limited to,
Islamic Shari'ah.
"Financial Asset": The meaning specified in Section 8-102(a)(9) of the UCC.
"Financial Sponsor": Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests)
in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such
Person.
"First Lien Last Out Loan": A Loan (A) that does not satisfy all of the requirements set forth in the definition of Senior Secured Loan and (B) that is not (and cannot by its terms become)
subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings with the exception of (1) a working capital loan or (2) a first out tranche.
"Fitch": Fitch, Inc. or any successor thereto.
"Fixed Rate Loan": Any Loan that bears a fixed rate of interest.
"Floating Rate Loan": Any Loan that bears a floating rate of interest.
"Floor": Means zero percent (0.00%).

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"Foreign Currency": At any time, any Eligible Currency other than Dollars.
"Foreign Currency Equivalent": With respect to any amount in Dollars, the amount of any
Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term "Dollar Equivalent", as determined by the
Servicer and reported to the Administrative Agent, the Collateral Administrator and the Collateral
Custodian.
"Fund": Any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
"Funding Date": In the case of any Loan Advance or Swingline Advance, the Business
Day on which a Loan Advance or Swingline Advance is to be made.
"Funding Notice": A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2.
"GAAP": Generally accepted accounting principles as in effect from time to time in the
United States.
"GBP" and "£": The lawful currency of the United Kingdom.
"GBP Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary for the deposit of GBP in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured
Parties.
"General Collection Account": A Securities Account maintained on the books and records of the Securities Intermediary (or any other party acceptable to Administrative Agent in its sole discretion) entitled "General Collection Account" in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"General Intangible": The meaning specified in Section 9-102(a)(42) of the UCC.
"Governing Documents": (a) With respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any
non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental
Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
"Governmental Authority": With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority)
thereof, any body or entity exercising executive, legislative, judicial, taxing, regulatory or administrative

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functions of or pertaining to government and any court or arbitrator having jurisdiction over such
Person, including any supranational bodies (such as the European Union and the European Central
Bank).
"Guarantee Obligation": As to any Person (the "guaranteeing person"), any obligation of
(a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any
Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
(the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds
(1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms
"Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning. The amount of any
Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee
Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
"Hedge Breakage Costs": For any Hedge Transaction, any amount payable by the
Borrower for the early termination of that Hedge Transaction or any portion thereof. All Hedge
Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section
2.7 and Section 2.8. The determination by the Hedge Counterparty of the amount of any such loss, cost or expense shall be conclusive absent manifest error.
"Hedge Collateral": The meaning specified Section 5.1(x) hereto.
"Hedge Counterparty": Capital One, National Association and its successors and assigns or any other counterparty approved in writing by the Administrative Agent (in its sole discretion).
"Hedge Transaction": Each currency swap, interest rate swap, index rate swap or interest rate cap transaction or comparable derivative arrangement between the Borrower and the Hedge
Counterparty that is entered into pursuant to Section 5.1(x) and is governed by the Hedging Agreement.
"Hedging Agreement": That certain Master Agreement between the Borrower and the
Hedge Counterparty that governs one or more Hedge Transactions entered into on or after the date hereof, in form and substance satisfactory to the Borrower and the Hedge Counterparty, together with all

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Schedules thereto and each "Confirmation" thereunder confirming the specific terms of each such Hedge
Transaction.
"Highest Required Investment Category": (i) With respect to ratings assigned by
Moody's, "Aa2" or "P-1" for one month instruments, "Aa2" and "P-1" for three month instruments,
"Aa3" and "P-1" for six month instruments and "Aa2" and "P-1" for instruments with a term in excess of six months, (ii) with respect to ratings assigned by S&P, "A-1" for short-term instruments and "A" for long-term instruments, and (iii) with respect to ratings assigned by Fitch (if such investment is rated by
Fitch), "F-1+" for short-term instruments and "AAA" for long-term instruments.
"Increased Costs": Any amounts required to be paid by the Borrower to an Indemnified
Party pursuant to Section 2.12.
"Indebtedness": With respect to any Person at any date without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
(c) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (d) all liabilities secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (d) above. The amount of any Indebtedness under clause (d) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the Property subject to the relevant Lien. The amount of any Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For the avoidance of doubt, any obligation to fund under the terms of the Underlying Instruments of a Delayed Draw Loan or Revolving Loan owed by the Borrower shall not constitute Indebtedness of the Borrower.
"Indemnified Amounts": The meaning specified in Section 10.1(a).
"Indemnified Parties": The meaning specified in Section 10.1(a).
"Indorsement": The meaning specified in Section 8-102(a)(11) of the UCC, and
"Indorsed" has a corresponding meaning.
"Industry Classification": The Moody's industry classification group list set forth in
Schedule V hereto, as such industry classifications shall be updated with the consent of the Borrower and Administrative Agent.
"Insolvency Event": With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a

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receiver, liquidator, restructuring officer, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such
Person's affairs, and such decree, order or appointment shall remain undismissed and unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, restructuring officer, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
"Insolvency Laws": The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, winding up, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
"Insolvency Proceeding": Any case, action or proceeding before any court or other
Governmental Authority relating to any Insolvency Event.
"Instrument": The meaning specified in Section 9-102(a)(47) of the UCC.
"Insurance Policy": With respect to any Loan, an insurance certificate evidencing insurance covering liability and physical damages to, or loss of, the related Underlying Assets.
"Interest": For each Accrual Period, the sum of the amounts determined (with respect to each day during such Accrual Period) in accordance with the following formula:

IR x P x 1/D
where:
IR	=	the Interest Rate applicable on such day;
P	=	the Advances Outstanding on such day; and
D	=	360 days (or, to the extent the Interest Rate is based on the Base Rate or relates to Multicurrency Advances denominated in Canadian Dollars or GBP, 365 or 366 days, as applicable).
provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

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"Interest Collection Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled "Interest Collection Account" in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the
Secured Parties.
"Interest Collections": All payments of interest and fees on or received in respect of
Loans and Permitted Investments, including (a) any payments of accrued interest received on the sale of
Loans or Permitted Investments, (b) all payments of principal (including principal prepayments) on
Permitted Investments purchased with the proceeds described in this definition, (c) all payments received by the Borrower pursuant to any Hedging Agreement entered into by the Borrower, in each case, received in cash by or on behalf of the Borrower or Collateral Custodian and (d) origination, agency, structuring, management or other up-front fees, unused line, termination, make whole, prepayment and other fees in respect of the Loans; provided that Interest Collections shall not include
(x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of an Additional Loan (including in connection with a Substitution) and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections.
"Interest Expense": With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period.
"Interest Rate": With respect to Advances at (a) the applicable Benchmark (i) the applicable Benchmark plus (ii) the Applicable Spread and (b) the Base Rate (i) the Base Rate plus (ii)
the Applicable Spread.
"Investment": With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity
Securities otherwise permitted by the terms hereof which are related to such Loans.
"Investment Property": The meaning specified in Section 9-102(a)(49) of the UCC.
"IRS": The United States Internal Revenue Service.
"Joinder Supplement": An agreement among the Borrower, a Lender and the
Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Closing Date.
"Lender": The meaning specified in the Preamble, including Capital One, National
Association, and each financial institution which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Administrative Agent and the Borrower (and for
purposes of Section 2.12 and Section 2.13 of this Agreement any successor, assignee or participant). For the avoidance of doubt, the Swingline Lender shall constitute a "Lender" with respect to the repayment of Swingline Advances for all purposes hereunder.

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"Lien": Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person's assets or properties in favor of any other Person.
"Loan": Any commercial loan (including any Closing Date Participation Interest therein)
or note acquired by the Borrower which is originated or acquired by the Transferor or any of its
Affiliates or which the Borrower acquires from a third party in the ordinary course of its business.
"Loan Advance": The meaning specified in Section 2.2(a).
"Loan Checklist": An electronic or hard copy, as applicable, of a checklist, substantially in the form of Exhibit J, delivered by or on behalf of the Borrower to the Collateral Custodian and the
Collateral Administrator, for each Loan, of all Required Loan Documents to be included within the respective Loan File, which shall specify whether such document is an original or an electronic copy.
"Loan File": With respect to each Loan, (a) copies of each of the documents and items as set forth on the Loan Checklist with respect to such Loan and (b) duly executed originals or copies of any other relevant records relating to such Loans and the Underlying Assets pertaining thereto.
"Loan List": That certain list of Loans attached hereto as Schedule II, as such Schedule shall be deemed to be updated from time to time by reference to the list of Loans set forth on the most recently delivered Borrowing Base Certificate.
"Loan Parties": The Borrower, the Transferor and the Servicer.
"Loan Register": The meaning specified in Section 6.6(c).
"Loan Tape": A loan tape, which tape shall include (but not be limited to) the aggregate
Outstanding Balance of all Loans and, with respect to each Loan, the information set forth on Schedule
VI.
"Loan to Value Ratio": With respect to any Obligor, the ratio of (i) the amount of indebtedness outstanding with respect to the debt tranche of which the related Loan is a part to (ii) the fair market value of such Obligor, as calculated by the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor pursuant to the requirements of the related Underlying Instrument.
"Maintenance Covenant": A covenant by any Obligor to comply with one or more financial covenants that test for either a cash coverage component or minimum amount (such as an interest coverage ratio, fixed charge coverage ratio or minimum EBITDA) or a leverage covenant (such as a senior debt to EBITDA ratio or total debt to EBITDA ratio) during each reporting period, whether or not any action by, or event relating to, the Obligor occurs; provided that a covenant that otherwise satisfies the definition hereof and only applies when amounts are outstanding under the related Loan shall be a Maintenance Covenant.
"Margin Stock": "Margin Stock" as defined under Regulation U.
"Material Adverse Effect": With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, operations, performance or properties of the

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Borrower or the Servicer, both individually or taken as a whole; provided that a decline in the value of a
Loan or general market values shall not, in and of itself, constitute a Material Adverse Effect under this clause (a), (b) the validity, enforceability or collectability of this Agreement or any other Transaction
Document or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Administrative Agent, the Lenders and the Secured
Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower or the Servicer, as applicable, to perform its obligations under any
Transaction Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent's or the other Secured Parties' lien on the Collateral.
"Material Modification": Any amendment or waiver of, or modification or supplement to, an Underlying Instrument governing an Eligible Loan executed or effected on or after the date on which the Borrower acquired such Loan that:
(a)reduces, waives or defers any or all of the principal amount of such Loan;
(b)delays or extends the stated final maturity date or any other due date for payment of principal, interest or other amounts of such Loan, unless such delay or extension is not due to credit-related concerns, as certificated in writing by the Servicer to the Administrative Agent;
(c)waives one or more interest payments, or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than any deferral or capitalization already allowed by the terms of its Underlying Instruments at the time of approval);
(d)reduces the amount of interest due with respect to such Loan (other than (x) in connection with a customary benchmark replacement, (y) any reduction in interest rate margins pursuant to a pricing grid based on achievement of certain thresholds (including financial ratios or ratings, or (z)
any deferral or capitalization, in each case already expressly permitted under the applicable Underlying
Instruments due to automatic changes in grid pricing existing as of the date the Borrower acquired such
Loan or a reduction of the interest rate pursuant to an amendment that the Servicer certifies to the
Administrative Agent that such reduction is solely due to the improved credit quality of the related
Obligor);
(e)contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor, the granting of Liens (other than Permitted Liens) on any of the Underlying Assets securing such Loan or increasing the commitment amount of any Eligible Loan senior to such Loan (in each case, other than already expressly permitted under the applicable Underlying Instruments as of the date the Borrower acquired such Loan);
(f)substitutes, alters or releases (other than as permitted by such Underlying
Instruments) any portion of the Underlying Assets, collateral or guarantees securing such Loan and each such substitution, alteration or release, as determined in the sole reasonable discretion of the
Administrative Agent, materially and adversely affects the value of such Loan; provided, that the foregoing shall not apply to any such release in conjunction with a relatively contemporaneous

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disposition by the related Obligor accompanied by a mandatory reinvestment of the applicable net proceeds or mandatory repayment of such Loan with all of such net proceeds; or
(g)amends, waives, forbears, supplements or otherwise modifies (i) the meaning of
"Senior Leverage Ratio" or "Total Obligor Leverage Ratio", "Total Obligor Interest Coverage Ratio" or
"Permitted Liens" (other than to permit purchase money liens on an immaterial portion of the underlying collateral incurred in the ordinary course of the related Obligor's business) or any related covenant
(including, for the avoidance of doubt, related thresholds) or respective comparable definitions in such
Underlying Instrument (to the extent such financial covenants are included thereunder), (ii) any term or provision of such Underlying Instrument (including, for the avoidance of doubt, related thresholds)
referencing or utilizing the calculation of the "Senior Leverage Ratio", "Total Obligor Leverage Ratio"
or "Total Obligor Interest Coverage Ratio" or any respective comparable definitions in such Underlying
Instrument, or (iii) with respect to an Asset Based Loan, any additional "Material Modification"
indicated by the Administrative Agent in its Approval Notice.
"Measurement Date": Each of (i) the Closing Date, (ii) each Funding Date, (iii) the date of each Reinvestment, Discretionary Sale or Substitution pursuant to Section 2.14 and Section 3.2, as applicable, (iv) each Reporting Date (provided that in each case that the Reporting Date is the applicable
Measurement Date, the calculations reported as of such date shall be made as of the last day of the immediately preceding calendar month), (v) each Determination Date, and (vi) each other date requested by the Administrative Agent with at least three (3) Business Days' advance notice.
"Middle Market Loan": A Senior Secured Loan that is not (i) an Upper Middle Market
Loan, or (ii) an Asset Based Loan.
"Minimum Credit Enhancement Amount": Starting nine (9) months after the Closing
Date, an amount equal to the Obligor Exposure of the five (5) Obligors which have the greatest Obligor
Exposure; provided that (x) for the first six (6) months immediately following the Closing Date, such amount shall be equal to the Obligor Exposure of the three (3) Obligors which have the greatest Obligor
Exposure and (y) for the three (3) months immediately following the end of the period set forth in the immediately preceding clause (x), such amount shall be equal to the Obligor Exposure of the four (4)
Obligors which have the greatest Obligor Exposure; provided, further, that Asset Based Loans shall not be included for purposes of calculating the Minimum Credit Enhancement Amount.
"Multicurrency Advance": An Advance denominated in a Foreign Currency.
"Multiemployer Plan": A "multiemployer plan" as defined in Section 4001(a)(3) of
ERISA that is or was at any time during the current year or the preceding five (5) years contributed to or to which there is or was an obligation to contribute by the Borrower, the Transferor or any ERISA
Affiliate on behalf of its employees under Title IV of ERISA.
"Non-Excluded Taxes": The meaning specified in Section 2.13(a).
"Non-Usage Fee": A fee calculated for each day during the Revolving Period in each
Accrual Period (and payable in arrears on each Payment Date) in an amount equal to:

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(i)for any portion of an Accrual Period occurring during the first three (3)
calendar months following the Closing Date:
(1)if the Advances Outstanding on such day are less than the product of seventy-five percent (75%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) 0.50% and (C) the Unused
Facility Amount as of each such day; plus
(2)if the Advances Outstanding on such day are greater than or equal to the product of seventy-five percent (75%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) 0.25% and (C) the
Unused Facility Amount as of each such day; and
(ii)thereafter:
(1)if the Advances Outstanding on such day are less than the product of fifty percent (50%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) 0.75% and (C) the Unused Facility
Amount as of each such day; plus
(2)if the Advances Outstanding on such day are greater than or equal to the product of fifty percent (50%) multiplied by the Facility Amount on such day, but less than the product of seventy-five percent (75%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) 0.50% and (C) the
Unused Facility Amount as of each such day; plus
(3)if the Advances Outstanding on such day are greater than or equal to the product of seventy-five percent (75%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) 0.25% and (C) the
Unused Facility Amount as of each such day.
"Note": The meaning specified in Section 2.1.
"Noteless Loan": A Loan with respect to which the Underlying Instruments do not require the Obligor to execute and deliver or require execution and delivery of such a promissory note only upon the request of any holder of the indebtedness created under such Loan, and the Obligor has not executed and delivered, a promissory note evidencing any indebtedness created under such Loan.
"Notice of Exclusive Control": The meaning specified in the Account Control
Agreement.
"Obligations": The unpaid principal amount of, and accrued interest (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Advances Outstanding and all other payment obligations and liabilities of the
Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any

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Transaction Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the
Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Hedge Counterparty or
to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Transaction
Documents) or otherwise.
"Obligor": With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof, but excluding in each case, any such Person or Persons that is an obligor or guarantor that is in addition to the primary obligors or guarantors with respect to the assets, cash flows or credit on which the related Eligible Loan is principally underwritten. For purposes of determining whether any Loan is made to an Eligible Obligor, all Loans included as part of the Collateral or to be transferred to the Collateral, the Obligor of which is an Affiliate of another Obligor, shall be aggregated with all Loans of such Affiliate Obligor; for example, if Corporation A is an Affiliate of Corporation B, and the sum of the Adjusted Borrowing
Values of all of Corporation A's Loans included as part of the Collateral constitutes 10% of the aggregate Adjusted Borrowing Value for all Loans and the sum of the Adjusted Borrowing Value of all
of Corporation B's Loans included as part of the Collateral constitutes 10% of the aggregate Adjusted
Borrowing Value of all Loans, the Obligor concentration for Corporation A and Corporation B would each be 20%.
"Obligor Exposure": With respect to any Obligor, the aggregate Adjusted Borrowing
Value of all Loans in respect of which such Obligor is the related Obligor.
"Officer's Certificate": A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be.
"Opinion of Counsel": A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion.
"Original Senior Leverage Ratio": With respect to any Loan, the Senior Leverage Ratio for such Loan on the date such Loan (i) was first approved as an Eligible Loan by the Administrative
Agent, as set forth in the applicable Approval Notice with respect to such Loan, or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (c) of the definition of Assigned Value after the occurrence of a Value Adjustment Event pursuant to clause (f) of the definition of Value Adjustment Event, as set forth in the applicable Approval Notice with respect to such Loan.
"Original Total Obligor Interest Coverage Ratio": With respect to any Loan, the Total
Obligor Interest Coverage Ratio for such Loan on the date such Loan (i) was first approved as an
Eligible Loan by the Administrative Agent, as set forth in the applicable Approval Notice with respect to such Loan, or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative
Agent pursuant to clause (c) of the definition of Assigned Value after the occurrence of a Value
Adjustment Event pursuant to clause (e) of the definition of Value Adjustment Event, as set forth in the applicable Approval Notice with respect to such Loan.
"Other Connection Taxes": With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than

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connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document).
"Other Taxes": The meaning specified in Section 2.13(b).
"Outstanding Balance": With respect to any Loan as of any date of determination, (a) if such Loan is denominated and payable in Dollars, the outstanding principal balance of any advances or loans made by the Borrower to the related Obligor pursuant to the related Underlying Instruments as of such date of determination. and (b) if such Loan is denominated and payable in an Eligible Currency other than Dollars, the equivalent in Dollars of the outstanding principal balance of any advances or loans, determined by the Servicer using the Applicable Exchange Rate, owing to the Borrower from the related Obligor pursuant to the related Underlying Instruments as of such date of determination, in each case exclusive of any interest.
"Participant Register": The meaning specified in Section 12.16(b).
"Participation Interest": A participation interest in a loan that, at the time of acquisition, or the Borrower's commitment to acquire the same, satisfies each of the following criteria: (i) such participation interest would constitute a Loan were it acquired directly, (ii) the selling institution is a lender in respect of such loan, (iii) the aggregate participation interest in such loan granted by such selling institution to any one or more participants does not exceed the principal amount or commitment with respect to which the selling institution is a lender under such loan, (iv) such participation interest does not grant, in the aggregate, to the participant in such participation interest a greater interest than the selling institution holds in the loan or commitment that is the subject of the participation interest, (v) the entire purchase price for such participation interest is paid in full at the time of the Borrower's acquisition thereof (or, in the case of a participation interest in a Revolving Loan or a Delayed Draw
Loan, at the time of the funding of such Revolving Loan or Delayed Draw Loan, as applicable), (vi) the participation interest provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the participation interest and (vii) such participation interest is documented under a Loan Syndications and Trading Association, Loan Market Association or
similar agreement standard for loan participation transactions among institutional market participants.
For the avoidance of doubt, a Participation Interest shall not include a sub-participation interest in any loan.
"Payment Date": The 22nd day of each March, June, September and December, or if such day is not a Business Day, the next succeeding Business Day, commencing in June 2025.
"Payment Duties": The meaning specified in Section 7.2(b)(iv).
"Pension Plan": The meaning specified in Section 4.1(w).
"Permitted Investments": Negotiable instruments or securities or other investments that
(i)except in the case of demand or time deposits, investments in money market funds and Eligible
Repurchase Obligations, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository

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institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the
Business Day preceding the next Payment Date unless such Permitted Investments are issued by the
Collateral Custodian or any Affiliate in its capacity as a banking institution, in which event such
Permitted Investments may mature on such Payment Date, (iii) are in the form of and are treated as indebtedness of the related Obligor for U.S. federal income tax purposes, (iv) are not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying
Instrument to make "gross-up" payments that cover the full amount of such withholding tax on an after-tax basis (other than withholding tax imposed by FATCA or withholding tax on amendment, waiver, consent, extension, commitment or other similar fees), and (v) evidence:
(a)direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);
(b)demand deposits, bank deposit products of, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Borrower's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company)
of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;
(c)commercial paper, or other short term obligations, having, at the time of the
Borrower's investment or contractual commitment to invest therein, a rating in the Highest Required
Investment Category granted by each Rating Agency;
(d)demand deposits, bank deposit products of, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of "P-1" and "A-1", respectively, and if rated by Fitch, from Fitch of
"F-1+";
(e)notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;
(f)investments in taxable money market funds or other regulated investment companies having, at the time of the Borrower's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from at least two Rating Agencies and (without duplication)
from each Rating Agency that rates such investments;
(g)time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency; or
(h)Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which in the case of S&P and Moody's, shall be "A-1" and in the case of Fitch shall be "F-1+".

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The Collateral Custodian or the Administrative Agent may, pursuant to the direction of the Servicer or the Administrative Agent, as applicable, purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above. Permitted Investments may include those investments in which the Collateral Custodian or any of its Affiliates acts as offeror or provides services and receives reasonable compensation. The Collateral Custodian shall have no obligation to determine whether an investment is a “Permitted Investment” and shall have no liability for any loss on investments in Permitted Investments as specified above.
"Permitted Liens": Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as materialmen's, warehousemen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) with respect to any Underlying Assets, Liens permitted under the related
Underlying Instruments to the extent disclosed to the Administrative Agent in writing as part of the information submitted to the Administrative Agent in connection with its approval process with respect to the related Loan, (d) as to agented Loans, Liens in favor of the agent on behalf of all of the lenders with respect to such Loan, (e) Liens granted pursuant to or by the Transaction Documents and (f) Liens in favor of the Collateral Custodian and permitted under the Account Control Agreement.
"Permitted RIC Distribution": Distributions to the extent required to allow the Transferor to make sufficient distributions to allow the Transferor to qualify as a regulated investment company, and to otherwise eliminate federal or state income or excise taxes payable by the Transferor in or with respect to any taxable year of the Transferor (or any calendar year, as relevant); provided that the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Transferor shall not exceed 115% of the amounts that the Borrower would have been required to distribute to the Transferor to: (i) allow the Transferor to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Transferor's liability for federal income taxes in relation to the Borrower imposed on (x)
its investment company taxable income in relation to the Borrower pursuant to Section 852(b)(1) of the
Code (or any successor thereto) and (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower's liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be taxed as a regulated investment company under the Code. For the avoidance of doubt, Permitted RIC Distributions are only permitted while the Transferor maintains its status as business development company under the 1940
Act. The Collateral Custodian shall have no obligation to determine or verify that the conditions specified above have been satisfied.
"Person": An individual, partnership, corporation, limited liability company, joint stock company, trust (including a statutory or business trust), unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

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"PIK Loan": A Loan that provides for all or a portion of the interest that accrues thereon to be added to the principal amount of such Loan, or otherwise deferred, for some period of the time prior to such Loan requiring the current cash payment of such previously capitalized interest.
"Platform": Any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the
Administrative Agent or any of their respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.
"Prepayment Fee":
(A)For any prepayment occurring on or prior to the first twelve months after the Closing
Date, the product of 1.00% and either (x) the Facility Amount, in the case of a termination or reduction in full of the Facility Amount, or (y) the amount of such reduction, in the case of a partial reduction of the Facility Amount;
(B)for any prepayment occurring after the first twelve months after the Closing and on or prior to the first eighteen months after the Closing Date, the product of 0.75% and either (x) the Facility
Amount, in the case of a termination or reduction in full of the Facility Amount, or (y) the amount of such reduction, in the case of a partial reduction of the Facility Amount; and
(C)any time thereafter, zero;
provided, however, notwithstanding anything to the contrary contained herein, no Prepayment Fee shall be payable (1) if the Borrower elects to terminate this Agreement within thirty (30) days of the date on which (measured on a rolling basis) the Administrative Agent fails to approve five (5) or more proposed
Additional Loans (out of the last ten (10) consecutive proposed Additional Loans) submitted by the
Borrower (or the Servicer on behalf of the Borrower) for approval that otherwise satisfy the requirements of an Eligible Loan or (2) in connection with a transfer of any Loan to a securitization or any loan warehousing or similar transaction, in each case, (i) pursuant to which Capital One, National
Association or any affiliate of Capital One, National Association is the sole lender thereunder and/or the
Administrative Agent or an affiliate thereof acts as the administrative agent or lead placement agent, as applicable, and (ii) which generates enough cash proceeds to repay the outstanding principal amount of the Advances (and all other Obligations (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted)) in full on the closing date of such transaction.
"Prime Rate": The rate announced by Capital One, National Association from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Capital One,
National Association or any other specified financial institution in connection with extensions of credit to debtors.
"Principal Collection Account": Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Securities Intermediary (or any other party acceptable to Administrative Agent in its sole discretion) entitled "Principal Collection

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Account" in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"Principal Collections": All amounts received by the Borrower or the Collateral
Custodian that are not Interest Collections or Excluded Amounts to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian.
"Pro Rata Share": With respect to a Lender, the percentage obtained by dividing (i) the
Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate
Commitments of all the Lenders (as determined pursuant to the definition of Commitment) or (ii) on and after the earlier to occur of the Revolving Period End Date and the Termination Date, the Advances
Outstanding made by such Lender by the aggregate Advances Outstanding.
"Proceeds": With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral.
"Property": Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.
"Public Lenders": Has the meaning assigned to such term in Section 12.2(d).
"Purchase Price": With respect to any Loan, an amount (expressed as a percentage of par)
equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such
Loan (exclusive of any interest) (which, in the case of a Loan contributed to the Borrower by the
Transferor, shall be the fair value thereof at the time of contribution) divided by (ii) the principal balance of the portion of such Loan purchased by the Borrower outstanding as of the date of such purchase
(exclusive of any interest); provided that if such Loan is newly-issued or originated and has an original issue discount of 5% of par or less or is otherwise acquired by the Borrower for a purchase price of 95%
or greater, the Purchase Price shall be deemed to be par.
"Qualified Institution": A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P or "P-1" or better by Moody's, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by
Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by
S&P and "P-1" or better by Moody's or (c) is otherwise acceptable to the Administrative Agent and (ii)
the deposits of which are insured by the FDIC; provided, that for the avoidance of doubt, Computershare
Trust Company, N.A. in its capacity as Collateral Custodian, Securities Intermediary and Collateral
Administrator need not satisfy the preceding requirements so long as all funds credited to the Accounts are deposited with and held by an institution meeting such requirements.
"Rating Agencies": Each of S&P, Fitch and Moody's.

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"Recipient": The Administrative Agent and any Lender, as applicable.
"Recurring Revenue Loan": A Loan issued by an Obligor that is underwritten on the basis of the Obligor's debt to "Recurring Revenue" or any comparable definition in the Underlying
Instruments for such Loan.
"Register": The meaning specified in Section 12.16(b).
"Registered": With respect to any registration-required obligation within the meaning of
Section 163(f)(2) of the Code, a debt obligation that was issued after July 18, 1984 and that is in registered form within the meaning of Section 5f.103-1(c) of the Treasury Regulations and Section
1.163-5 of the proposed Treasury Regulations.
"Regulation U": Regulation U of the Board of Governors of the Federal Reserve System,
12 C.F.R. §221, or any successor regulation.
"Reinvestment": The meaning specified in Section 2.14(a)(i).
"Reinvestment Notice": Each notice required to be delivered by the Borrower in respect of any Reinvestment of Principal Collections pursuant to Section 3.2(b) in the form of Exhibit A-3.
"Related Parties": With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.
"Release Date": The meaning specified in Section 2.14(d).
"Relevant Governmental Body": (a) With respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New
York or any successor thereto and (b) with respect to a Benchmark Replacement in respect of
Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Foreign Currency, (1) the central bank for the Eligible Currency in which such amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark
Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Eligible Currency in which such amounts are denominated, or calculated with respect to,
(B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark
Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.
"Relevant Test Period": With respect to any Loan, the relevant test period for the calculation of Senior Leverage Ratio or Total Obligor Interest Coverage Ratio, as applicable, for such
Loan in accordance with the related Underlying Instruments or, if no such period is provided for therein,
(i) for Obligors delivering monthly financing statements, each period of the last 12 consecutive reported calendar months and (ii) for Obligors delivering quarterly financing statements, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that with respect to any Loan for which the relevant test period is not provided for in the related Underlying

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Instruments, if an Obligor is a newly-formed entity as to which 12 consecutive calendar months have not yet elapsed, "Relevant Test Period" shall initially include the period from the date of formation of such
Obligor to the most recently ended month or fiscal quarter (as the case may be), with applicable amounts in such period annualized for purposes of such calculations, and shall subsequently include each period of the last 12 consecutive reported calendar months or four consecutive reported fiscal quarters (as the case may be) of such Obligor.
"Repayment Notice": Each notice required to be delivered by the Borrower in respect of any repayment of Advances Outstanding, in the form of Exhibit A-2.
"Replacement Servicer": Any Person appointed to be the "Servicer" following a Servicer
Termination Event as provided in Section 6.8.
"Reportable Event": A reportable event within the meaning of Section 4043 of ERISA, other than those events as to which the 30-day notice period referred to in Section 4043(a) of ERISA has been waived.
"Reporting Date": The 20th day of each March, June, September and December, if such day is not a Business Day, the next succeeding Business Day, commencing in June 2025.
"Reporting Date Report": A certificate setting forth, among other things, the application of payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 hereof (as applicable), a calculation of the financial covenant set forth in Section 5.2(n) hereof, and a reasonably detailed summary of the Obligors and their respective financial results in connection with the applicable Loans, together with the back-up financial and covenant compliance statements of the applicable Obligors received by the Borrower or the Servicer with respect thereto and the items required in Section 2.9(a), in the form of Exhibit A-6, prepared by the Servicer.
"Required Funding Amount": If (i) (A) no Event of Default has occurred and is continuing, and (B) the Revolving Period End Date has not occurred, in each case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, if (x) Availability is greater than or equal to $0, then $0 and (y) otherwise, the
Aggregate Unfunded Exposure Equity Amount, and (ii) (A) an Event of Default has occurred and continuing, or (B) the Revolving Period End Date has occurred, in either case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Aggregate Unfunded Exposure Amount.
"Required Lenders": (a) The Administrative Agent and (b) the Lenders representing an aggregate of more than 50% of (i) prior to the earlier to occur of the Revolving Period End Date or the
Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the
Advances Outstanding; provided; that (i) if there is more than one (1) Lender then "Required Lenders"
shall also include at least two (2) Lenders and (ii) the Commitment of, and the portion of any Advances
Outstanding, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. For purposes of determining the number of
Lenders pursuant to this definition, groups of Lenders that are Affiliates shall be treated as one (1)
Lender.

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"Required Loan Documents": For each Eligible Loan, originals (as indicated below) or copies (including electronic copies) of the following documents or instruments, all as specified on the related Loan Checklist:
(a)(i) other than in the case of a Noteless Loan, (x) the original or, if accompanied by an original "lost note" affidavit and indemnity, a copy of, the underlying promissory note, endorsed by the
Borrower (that may be in the form of an allonge or note power attached thereto) either in blank or to the
Administrative Agent (and evidencing an unbroken chain of endorsements from each prior holder thereof evidenced in the chain of endorsements either in blank or to the Administrative Agent), with any endorsement to the Administrative Agent to be in the following form: "Capital One, National
Association, as Administrative Agent for the Secured Parties", and (y) a copy of each transfer document or instrument relating to such Loan evidencing the assignment of such Loan to the Borrower (to the extent such Loan is acquired by the Borrower) or otherwise a copy of the executed credit or loan agreement to which the Borrower was an original signatory (which includes the Borrower's commitment), or (ii) in the case of a Noteless Loan, a copy of each transfer document or instrument relating to such Loan evidencing the assignment of such Loan to the Borrower (to the extent such Loan is acquired by the Borrower) or otherwise a copy of the executed credit or loan agreement to which the
Borrower was an original signatory (which includes the Borrower's commitment) and a copy of the Loan
Register of the Servicer with respect to such Noteless Loan, as described in Section 6.6(c); and
(b)originals or electronic copies of each of the following, to the extent applicable to the related Loan: any related loan agreement, credit agreement, note purchase agreement and, to the extent delivered to the Borrower or the Servicer, any related security agreement, subordination agreement, intercreditor agreement or guarantee (or any assumption or substitution agreement relating to a guarantor or Obligor), in each case together with any amendment or modification thereto, as set forth on the Loan
Checklist.
"Required Reports": Collectively, (a) the Borrowing Base Certificate, (b) the Reporting
Date Report, (c) the Loan Tape, (d) financial statements of each Obligor required to be delivered pursuant to the first sentence of Section 6.6(a) hereof, which shall only be deemed a “Required Report”
upon the Agent’s written request thereof, (e) financial statements of the Transferor required to be delivered pursuant to Section 5.1(s) hereof ~~and~~), (f) the annual ~~independent public accountant's~~
~~report~~statements as to compliance required to be delivered pursuant to Section 5.1(t)(iv) hereof and (g)
the annual independent public accountant's report.
"Responsible Officer": With respect to any Person other than the Collateral Custodian and the Collateral Administrator, any duly authorized officer or manager of such Person or of the general partner, managing member or sole member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer or manager of such Person to whom such matter is referred because of such officer's or manager's knowledge of and familiarity with the particular subject. With respect to the Collateral Custodian and the Collateral Administrator, a Trust Officer.
"Restricted Payment": (i) Any dividend or other distribution, direct or indirect, on account of any class of equity interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of equity interests or in any junior class of equity interests of the
Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other

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acquisition for value, direct or indirect, of any class of equity interests of the Borrower now or hereafter outstanding; and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests of the Borrower now or hereafter outstanding. For the avoidance of doubt, (x) any payment of the purchase price for any
Loans transferred by the Transferor or any Affiliate thereof to the Borrower and (y) any distribution by the Borrower to holders of its membership interests (including for the avoidance of doubt, Equity
Distributions) of (1) proceeds of Advances, subject to satisfaction of the conditions set forth in Section
3.2, or (2) Loans (or cash or other proceeds relating thereto) which have been substituted by the
Borrower in accordance with the terms of this Agreement shall not constitute Restricted Payments.
"Review Criteria": The meaning set forth in Section 7.2(b).
"Review Period": The meaning set forth in Section 7.2(b).
"Revolving Loan": Any Loan (other than a Delayed Draw Loan) that is a senior secured obligation (including funded and unfunded portions of revolving credit lines, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower and which provides that such borrowed money may be repaid and reborrowed from time to time; provided that any such Loan will be a Revolving Loan only until all commitments by the Borrower to make advances to the Obligor thereof expire, or are terminated, or are irrevocably reduced to zero.
"Revolving Period": The period commencing on the Closing Date and ending on the day preceding the earlier to occur of the Revolving Period End Date and the Termination Date.
"Revolving Period End Date": The earliest to occur of (a) the Scheduled Revolving
Period End Date, (b) the date of the declaration of the Revolving Period End Date pursuant to Section
9.2(a) and (c) the date of the termination of the entire Facility Amount by the Borrower pursuant to
Section 2.3(c).
"S&P": S&P Global Ratings, a division of S&P Global, and any successor thereto.
"Sale Agreement": The Sale Agreement, dated as of the Closing Date, between the
Transferor and the Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.
"Sale Proceeds": With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Servicer and the Collateral Custodian
incurred in connection with any such sale.
"Sanction" or "Sanctions": Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-
terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States, including those administered by the U.S. Treasury Department Office of
Foreign Assets Control (OFAC), the U.S. State Department, the U.S. Department of Commerce, or
through any existing or future Executive Order, (b) the United Nations Security Council, (c) the

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European Union, (d) the United Kingdom, or (e) any other governmental authorities with jurisdiction over the Borrower, its Subsidiaries or their respective Related Parties.
"Sanctioned Person": Any Person that is the subject of Sanctions, including without limitation, a Person that is: (a) listed on OFAC's Specially Designated Nationals (SDN) and Blocked
Persons List; (b) listed on OFAC's Consolidated Non-SDN List; (c) a legal entity that is deemed by
OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s); or
(d) a Person that is the subject of Sanctions pursuant to any territorial or country-based Sanctions program.
"Scheduled Payment": Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying
Instruments, if applicable.
"Scheduled Revolving Period End Date": March 4, 2028.
"Second Lien Loan": A Loan that (i) does not satisfy all of the requirements set forth in the definition of Senior Secured Loan or First Lien Last Out Loan, (ii) is secured by a valid and perfected second priority Lien on the Obligor's assets constituting related property for the Obligor
(whether or not there is also a lien of a higher or lower priority in additional collateral) and (iii) with respect to priority of payment obligations is pari passu with the indebtedness of the holder with the first or second priority lien (other than priority of payment from the application of proceeds of collateral).
"Secured Party": Each of (i) each Lender, (ii) the Administrative Agent, (iii) the
Collateral Custodian, (iv) the Securities Intermediary, (v) the Replacement Servicer, if applicable, (vi)
the Collateral Administrator, (vii) the Hedge Counterparty and (viii) solely with respect to the right to receive fees, expenses and indemnities owing to it hereunder, the Servicer.
"Securities Account": The meaning specified in Section 8-501(a) of the UCC.
"Securities Act": The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
"Securities Intermediary": Computershare Trust Company, N.A., or any subsequent (i)
Clearing Corporation; or (ii) a Person, including a bank or broker, selected by the Borrower that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.
The initial Securities Intermediary under the Account Control Agreement shall be the Collateral
Custodian.
"Security Certificate": The meaning specified in Section 8-102(a)(16) of the UCC.
"Security Entitlement": The meaning specified in Section 8-102(a)(17) of the UCC.
"Senior Leverage Ratio": With respect to any Loan for any Relevant Test Period, either the meaning of "Senior Net Leverage Ratio" or comparable definition set forth in the Underlying
Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying
Instruments do not include a definition of "Senior Net Leverage Ratio" or comparable definition, the ratio of (i) the "senior indebtedness" (as defined in the Underlying Instruments or comparable definition

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thereof, including, without limitation, any funded outstanding amounts of such Loan) of the applicable
Obligor as of the date of determination, excluding any junior indebtedness and any unsecured indebtedness of such Obligor or non-recourse indebtedness of such Obligor secured solely by the real property and related improvements and fixtures of such Obligor as of such date, minus the Unrestricted
Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable
Relevant Test Period, as most recently calculated by the Obligor pursuant to the Underlying Instruments or, if not so calculated, the Borrower and Servicer in good faith on a pro forma basis.
"Senior Secured Loan": A Loan (i) that is secured by a first priority perfected security interest on all or substantially all of the assets of the Obligor (except as otherwise provided in this definition and subject to liens permitted under the applicable Underlying Instruments that are reasonable and customary for similar loans, liens accorded priority by law in favor of the United States or any State or agency or any other Governmental Authority and any other Loan specified in the related Approval
Notice and approved by the Administrative Agent), (ii) for which the Servicer determines in good faith that the value of the collateral securing the Loan or the enterprise value of the underlying business of such Obligor on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iii) that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings (other than with respect to trade claims, capitalized leases or similar obligations), provided, that a Senior Secured Loan may include a Loan to an Obligor that also has a separate working capital loan so long as (A) such working capital loan is not secured by any assets other than current assets (as determined in accordance with GAAP), and (B) the maximum aggregate amount of such working capital loan is no more than twenty-five percent (25%) of the sum of (x) maximum aggregate amount of the related Senior Secured Loan and (y) the maximum aggregate amount of such working capital loan and any other first lien obligations.
"Servicer": KKR FS Income Trust, a Delaware statutory trust, as servicer, acting solely pursuant to the terms of this Agreement.
"Servicer Fee": The fee payable to the Servicer on each Payment Date in arrears in respect of each Accrual Period, which fee shall be an amount equal to (A) (i) the sum of the Adjusted
Borrowing Value of all Loans owned by the Borrower on each day of such Accrual Period divided by (ii)
the number of days in such Accrual Period multiplied by (B) a rate equal to 0.50% per annum; provided, that, in the sole discretion of the Servicer, the Servicer may, from time to time, waive all or any portion of the Servicer Fee payable on any Payment Date.
"Servicer Standard": The servicer standard of care set forth on Schedule III.
"Servicer Termination Event": The occurrence of any one of the following:
(a)any failure on the part of the Servicer (in each case, solely in its capacity as Servicer)
duly to observe or perform in any material respect any covenants or agreements (except for (x) such covenants or agreements as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which covenants or agreements would be rendered to be failed in all respects or (y) those specifically addressed by a separate Servicer Termination Event) of the Servicer set forth in any
Transaction Document to which the Servicer is a party (including, without limitation, any delegation of

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the Servicer's duties) and the same continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent and (ii) the date on which a Responsible Officer of the Servicer acquires actual knowledge thereof;
(b)the failure of the Servicer to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt, which debt is in excess of $5,000,000 in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt;
(c)an Insolvency Event or a Change of Control shall occur with respect to the
Servicer;
(d)the occurrence of an Event of Default;
(e)any failure by the Servicer to deliver any Required Reports hereunder on or before the date occurring ten (10) Business Days (or such later date as agreed to by the Administrative Agent in its sole discretion) after the date such report is required to be made or given, as the case may be, under the terms of this Agreement;
(f)any representation, warranty or certification made by the Servicer (in each case, solely in its capacity as Servicer) in any Transaction Document or in any certificate delivered by it pursuant to any Transaction Document shall prove to have been incorrect when made or deemed made, which has a Material Adverse Effect on the Lenders and continues to be unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such incorrectness shall have been given to the Servicer by the Administrative Agent and (ii) the date on which a
Responsible Officer of the Servicer acquires actual knowledge thereof;
(g)the rendering by a court or arbitrator of competent jurisdiction against the Servicer of one or more final judgements, decrees or orders for the payment of money in excess of
$7,500,000 in the aggregate, net of any amounts covered by insurance, and the Servicer shall not have either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms (and, in any event within sixty (60) days) or (ii) perfected a timely (and, in any event within sixty (60) days) appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal;
(h)any failure by the Servicer to deposit (or caused to be deposited) into the Collection
Account any Collections received by it within three (3) Business Days of the date required in accordance with Section 2.9(a) (or in the event of a failure due to an administrative error of the
Collateral Custodian, which continues unremedied for a period of five (5) Business Days after the date on which a Responsible Officer of the Servicer acquires actual knowledge thereof); or
(i)(i) the entry of a final non-appealable administrative order or similar proceeding by a
Governmental Authority against the Servicer or the Advisor which finds that the Servicer or the
Advisor committed fraud in providing asset management services or (ii) the Servicer or the Advisor being indicted for a criminal offense materially related to the primary business of the Servicer or the
Advisor; provided that the Servicer will be deemed to have cured any event of cause pursuant to this

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clause (i) if the Servicer terminates or causes the termination of employment of all individuals who engaged in the conduct constituting cause pursuant to this clause (i) and makes the Borrower whole for any actual financial loss that such conduct caused the Borrower.
"Servicer Termination Notice": The meaning specified in Section 6.8.
"Similar Law": Any federal, state, local or non-U.S. law or regulation that is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code.
"SOFR": A rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.
"SOFR Administrator": The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
"SOFR Administrator's Website": The website of the Federal Reserve Bank of New
York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
"SONIA": A rate equal to the sterling overnight index average as administered by the
SONIA Administrator.
"SONIA Administrator": The Bank of England (or any successor administrator of the sterling overnight index average).
"SONIA Administrator's Website": The Bank of England's website, currently at http://
www.bankofengland.co.uk, or any successor source for the sterling overnight index average identified as such by the SONIA Administrator from time to time.
"SONIA Determination Day": The meaning specified in the definition of "Daily Simple
SONIA."
"SONIA Rate Day": The meaning specified in the definition of "Daily Simple SONIA."
"Solvent": As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature;
and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person's property assets would constitute unreasonably small capital.

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"Special Member": The meaning specified in Section 4.1(t)(xxvi).
"Step-Down Loan": A loan which by the terms of the related Underlying Instruments provides for a decrease in the per annum interest rate on such loan (other than by reason of any change in the applicable index or benchmark rate used to determine such interest rate) or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time (and for the avoidance of doubt, not based upon a change in any leverage or financial performance measurement); provided that, a loan providing for payment of a constant rate of interest or a constant spread over the applicable index or benchmark rate at all times after the date of acquisition by the Borrower shall not constitute a
Step-Down Loan.
"Step-Up Loan": A loan which by the terms of the related Underlying Instruments provides for an increase in the per annum interest rate on such loan, or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time (and for the avoidance of doubt, not based upon a change in any leverage or financial performance measurement); provided that, a loan providing for payment of a constant rate of interest or a constant spread over the applicable index or benchmark rate at all times after the date of acquisition by the Borrower shall not constitute a Step-Up
Loan.
"Structured Finance Obligation": Any obligation secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any Obligor that is a single purpose bankruptcy remote special purpose entity established to finance such financial assets, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligations, asset backed securities and commercial mortgage backed securities or any re-securitization thereof; provided that any Asset Based Loan and loans directly to financial service companies, factoring businesses, health care providers and other genuine operating businesses do not constitute Structured Finance Obligations.
"Subsidiary": As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person; provided that, notwithstanding any provision herein to the contrary, the term "Subsidiary" shall not include any Person that constitutes an investment held by such Person in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of such Person.
"Substitution": The meaning specified in Section 2.14(b).
"Swingline Advance": Any swingline loan made by the Swingline Lender to the
Borrower pursuant to Section 2.2 and all such swingline loans collectively as the context requires. For the avoidance of doubt, unless otherwise specified, a Swingline Advance shall constitute an Advance hereunder.
"Swingline Commitment": The commitment of the Swingline Lender to fund Swingline
Advances, subject to the terms and conditions herein, in an amount not greater than $0.00 (without

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regard to any future reimbursement of Swingline Advances by the Lenders), as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The
Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a
Lender hereunder, and is not in addition thereto.
"Swingline Lender": Capital One, National Association, in its capacity as swingline lender hereunder or any successor thereto.
"Swingline Note": A promissory note made by the Borrower in favor of the Swingline
Lender evidencing the Swingline Advances made by the Swingline Lender, substantially in the form attached hereto as Exhibit B-2 and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
"Swingline Refund Date": The meaning specified in Section 2.19(a).
"Syndicate Communications": Collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any
Transaction Document or the transactions contemplated therein which is distributed to the
Administrative Agent or any Lender by means of electronic communications pursuant to Article XII, including through the Platform.
"Taxes": All present or future taxes, levies, imposts, deductions, charges or withholdings, and all penalties, interest and additions to tax with respect thereto, imposed, levied, collected, withheld or assessed by any Governmental Authority.
"Term CORRA": For any calculation with respect to any Advances denominated in
Canadian Dollars for any Accrual Period, the Term CORRA Reference Rate for a tenor comparable to the applicable Accrual Period on the day (such day, the "Periodic Term CORRA Determination Day")
that is two (2) Business Days prior to the first day of such Accrual Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any
Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term
CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3)
Business Days prior to such Periodic Term CORRA Determination Day; provided, further, that if Term
CORRA determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term CORRA shall be deemed to be the Floor.
"Term CORRA Adjustment" means a percentage equal to 0.32138% per annum.
"Term CORRA Administrator" means CanDeal Benchmark Administration Services Inc.,
TSX Inc., or any successor administrator of the Term CORRA Reference Rate selected by the
Administrative Agent in its reasonable discretion.

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"Term CORRA Reference Rate" means the forward-looking term rate based on CORRA.
"Term Securitization": Any private or public term securitization transaction undertaken by the Transferor, the Borrower or an Affiliate of the Transferor or the Borrower that is secured, directly or indirectly, by any Loan currently or formerly included in the Collateral or any portion thereof or any interest therein, including, without limitation, any collateralized loan or collateralized debt offering or other asset securitization.
"Term SOFR": For any calculation with respect to Advances denominated in Dollars for any Accrual Period, the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the "Periodic Term SOFR Determination Day") that is two (2) U.S. Government Securities
Business Days prior to the first day of the applicable Accrual Period, as such rate is published by the
Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City Time) on any
Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR
Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S.
Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities
Business Day is not more than three (3) Business Days prior to such Periodic Term SOFR
Determination Day.
"Term SOFR Administrator": CME Group Benchmark Administration Limited (CBA)
(or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
"Term SOFR Reference Rate": The forward-looking term rate based on SOFR.
"Termination Date": The earliest of (a) the date of the termination in whole of the Facility
Amount pursuant to Section 2.3(c), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to
Section 9.2(a).
"Total Interest Coverage Ratio": With respect to Borrower, at any time, the ratio of (i)
Borrower Interest Collections to (ii) Borrower Interest Expense.
"Total Obligor Interest Coverage Ratio": With respect to any Loan for any Relevant Test
Period, either (a) the meaning of "Interest Coverage Ratio" or comparable definition set forth in the
Underlying Instruments for such Loan or (b) in the case of any Loan with respect to which the related
Underlying Instruments do not include a definition of "Interest Coverage Ratio" or comparable definition, the ratio of (i) EBITDA to (ii) Interest Expense of such Obligor as of the Relevant Test
Period, as most recently calculated by such Obligor pursuant to the Underlying Instruments or, if not so calculated, by the Borrower and Servicer in good faith on a pro forma basis; provided, that the calculation of the "Total Obligor Interest Coverage Ratio" in accordance with the foregoing clause (b)
with respect to any Loan shall include any interest deferred or capitalized as principal in the denominator of such calculation.

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"Total Obligor Leverage Ratio": With respect to any Loan for any Relevant Test Period, either (a) the meaning of "Total Net Leverage Ratio" or comparable definition set forth in the
Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related
Underlying Instruments do not include a definition of "Total Net Leverage Ratio" or comparable definition, the ratio of (i) the "total indebtedness" (as defined in the Underlying Instruments or comparable definition thereof, including, without limitation, any funded outstanding amounts of such
Loan) of the applicable Obligor as of the date of determination, minus the Unrestricted Cash of such
Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test
Period, as most recently calculated by such Obligor pursuant to the Underlying Instruments or, if not so calculated, by the Borrower and Servicer in good faith on a pro forma basis.
"Transaction": The meaning specified in Section 3.2.
"Transaction Documents": This Agreement, the Sale Agreement, the Account Control
Agreement, the Fee Letter, the Collateral Custodian and Collateral Administrator Fee Letter, each Note and any Hedging Agreement.
"Transferee Letter": The meaning specified in Section 12.16.
"Transferor": KKR FS Income Trust, a Delaware statutory trust.
"Transferor Loan": Each Loan sold and/or contributed by the Transferor to the Borrower pursuant to the Sale Agreement.
"Transferor Purchased Principal Balance": As of any date of determination, an amount equal to (a) the aggregate principal balance of all Transferor Loans acquired by the Borrower prior to such date minus (b) the aggregate principal balance of all Transferor Loans distributed to or repurchased by the Transferor prior to such date.
"Trust Officer": When used with respect to Computershare Trust Company, N.A., any officer in the Corporate Trust Office (or any successor group of Computershare Trust Company, N.A.)
including any director, vice president, assistant vice president, associate, or any other officer of the
Collateral Custodian or Collateral Administrator, as applicable, customarily performing functions similar to those performed by such officers, or to whom any corporate trust matter is referred at the
Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of this Agreement or the other
Transaction Documents to which Computershare Trust Company, N.A. is a party, as applicable.
"UCC": The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.
"Unadjusted Benchmark Replacement": The Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
"Uncertificated Security": The meaning specified in Section 8-102(a)(18) of the UCC.
"Underlying Assets": With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent

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provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets.
"Underlying Instruments": The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or of which the holders of such Loan are the beneficiaries.
"Unfunded Exposure Account": A Securities Account maintained on the books and records of the Securities Intermediary (or any other party acceptable to Administrative Agent in its sole discretion) entitled "Unfunded Exposure Account" in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties.
"Unfunded Exposure Amount": On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) unfunded commitments (which shall include all unfunded revolver commitments and unfunded portions of delayed draw term loans) with respect to such
Loan and (ii) all standby or contingent commitments under such Loan (if any) pursuant to which the
Borrower has contractual funding obligations.
"Unfunded Exposure Equity Amount": On any date of determination, with respect to any
Eligible Loan, an amount equal to the product of (i) the Unfunded Exposure Amount with respect to such Eligible Loan and (ii) 100% minus (the Advance Rate applicable to such Eligible Loan multiplied by the Assigned Value, expressed as a percentage); provided that, after the Revolving Period End Date, the Unfunded Exposure Equity Amount shall equal the Unfunded Exposure Amount.
"United States": The United States of America.
"Unrestricted Cash": With respect to any Loan, meaning of "Unrestricted Cash" or any comparable definition in the Underlying Instruments for such Loan, and in any case that "Unrestricted
Cash" or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower.
"Unused Facility Amount": At any time, (a) the Facility Amount minus (b) the Advances
Outstanding at such time.
"Upper Middle Market Loan": A Senior Secured Loan to an Obligor with trailing twelve-month EBITDA equal to at least $50,000,000 as of the date of acquisition.
"U.S. Government Securities Business Day": Any day except for (a) a Saturday, (b) a
Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in
United States government securities.

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"U.S. Person": Any Person that is a "United States person" as defined in Section
7701(a)(30) of the Code.
"U.S. Special Resolution Regime": Each of (i) the Federal Deposit Insurance Act and the
regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and
Consumer Protection Act and the regulations promulgated thereunder.
"U.S. Tax Compliance Certificate": The meaning specified in Section 2.13(e).
"USA Patriot Act": The Uniting and Strengthening America by Providing Appropriate
Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
"Value Adjustment Event": With respect to any Eligible Loan, the occurrence of any one or more of the following events after the related date such Loan was acquired by the Borrower:
(a)a default in respect of any payment of principal or interest under such Loan (after giving effect to all applicable cure periods, but in no event longer than three (3) Business Days);
(b)a default in respect of any payment of principal or interest under any other obligation for borrowed money (other than the Loan) of the related Obligor which obligation is pari passu to such
Loan (after giving effect to all applicable cure periods, but in no event longer than three
(3) Business Days);
(c)the occurrence of an Insolvency Event with respect to the related Obligor;
(d)the failure to deliver (i) with respect to monthly or quarterly reports required to be delivered by the Obligor by the terms of the Underlying Instruments, any financial statements (including unaudited financial statements) to the Administrative Agent by the date that is no later than forty-five
(45) days after the end of any calendar month with respect to monthly reports and sixty (60) days after the end of each fiscal quarter with respect to quarterly reports (in each case, or such greater number of days as permitted in the Underlying Instruments for such Loan and approved by the Administrative
Agent in connection with the Approval Notice for such Loan) and (ii) with respect to annual reports required to be delivered by the Obligor by the terms of the Underlying Instruments, any audited financial statements to the Administrative Agent by the date that is no later than one hundred twenty (120) days after the end of any fiscal year (or if such annual reports are not required to be delivered by the related
Obligor on or before such date, such later date on which it is required to be delivered by the related
Obligor, but in any event not later than one hundred fifty (150) days after the end of any fiscal year) (or such greater number of days as permitted in the Underlying Instruments for such Loan and approved by the Administrative Agent in connection with the Approval Notice for such Loan), in each case, unless waived or otherwise agreed to by the Administrative Agent in its sole discretion, and, solely with respect to monthly reports, which failure has an adverse effect on the ability of the Administrative Agent (as determined by the Administrative Agent in its reasonable discretion) or the Servicer to make any determinations or calculations required hereunder;
(e)the Total Obligor Interest Coverage Ratio for any Relevant Test Period of the related
Obligor with respect to such Loan is (i) less than 85% of the Original Total Obligor Interest Coverage
Ratio and (ii) less than 1.50 to 1.00 (for the avoidance of doubt, a Value Adjustment Event

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under this clause (e) shall occur following each occurrence of a 15% deterioration of the Total Obligor
Interest Coverage Ratio);
(f)
(i)to the extent the Obligor has not previously triggered a Value Adjustment
Event, the Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) greater than 1.00 times higher than the Original Senior Leverage Ratio and (ii) greater than 4.00 to 1.00; and
(ii)to the extent the Obligor has previously triggered a Value Adjustment Event, the Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) greater than 0.5 times higher than the Senior Leverage Ratio as of the previous applicable Value
Adjustment Event and (ii) greater than 4.00 to 1.00 (for the avoidance of doubt, a Value Adjustment
Event under this clause (f)(ii) shall occur following each occurrence of a 0.50 increase in the Senior
Leverage Ratio);
(g)any determination by the Servicer or the Administrative Agent that such Loan is on non-accrual, is written off or is charged off;
(h)the occurrence of a Material Modification;
(i)a default under such Loan, together with the election by any agent or requisite number of lenders (including, without limitation, the Borrower) required to take any such action to accelerate the Loan or commence to enforce any of their rights or remedies pursuant to the applicable
Underlying Instruments;
(j)upon written request of the Borrower or the Servicer;
(k)with respect to any Eligible Partial PIK Loan, more than 50 basis points of interest is being deferred or capitalized since the later of the date such Loan was acquired and the previous
Value Adjustment Event for such Loan pursuant to this clause (k), if any (for the avoidance of doubt, a
Value Adjustment Event under this clause (k) shall occur following each occurrence of a 50 basis points deferral or capitalization); or
(l)with respect to any Asset Based Loan, any additional "Value Adjustment Event"
indicated by the Administrative Agent in its Approval Notice.
For the avoidance of doubt, an Eligible Loan shall not cease to be an Eligible Loan solely as a result of a change in Assigned Value pursuant to a Value Adjustment Event but will remain an
Eligible Loan with the new Assigned Value.
"Volcker Rule": Section 619 of Dodd-Frank, together with the interpretations, regulations, rules and pronouncements of any Governmental Authority with respect thereto.
"Warranty Event": As to any Loan, the breach of any representation or warranty relating to such Loan under Sections 4.1(m), 4.1(r) and 4.2 of this Agreement (other than any representation and warranty that the Loan satisfies the criteria of the definition of “Eligible Loan”) and the failure of

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Borrower to cure such breach, or cause the same to be cured, within thirty (30) days after the earlier to occur of the Borrower's receipt of notice thereof from the Administrative Agent or the Borrower becoming aware thereof.
"Warranty Loan": Any Loan (a) that fails to satisfy any criteria set forth in clause (iii) of the definition of “Eligible Loan” as of the date of acquisition of such Loan by the Borrower or (b) with respect to which a Warranty Event has occurred.
"Weighted Average Advance Rate": As of any Measurement Date, a percentage equal to
(a) the sum of (i) the Adjusted Borrowing Value of each Eligible Loan multiplied by the (ii) applicable
Advance Rate of each Eligible Loan divided by (b) the aggregate Adjusted Borrowing Value of all of the
Eligible Loans.
"Weighted Average Spread": As of any date of determination, a fraction (expressed as a percentage) obtained by (a) multiplying the Outstanding Balance (and, in the case of any Delayed Draw
Loan or Revolving Loan, the unfunded portion of the commitment thereunder) of each Eligible Loan included in the Collateral as of such date by its Effective Spread, (b) summing the amounts determined pursuant to clause (a) for all Eligible Loans included in the Collateral and (c) dividing the sum determined pursuant to clause (b) above by the aggregate Outstanding Balance (and, in the case of any
Delayed Draw Loan and Revolving Loan, the unfunded portion of the commitment thereunder) of all
Eligible Loans included in the Collateral as of such date.
"Weighted Average Spread Test": A test that will be satisfied on any date of determination if the Weighted Average Spread is greater than or equal to 3.75%.
"Withdrawal Conditions": The meaning specified in Section 2.9(e)(i).
"Withholding Agent": Any Loan Party and the Administrative Agent.
"Zero Coupon Obligation": A debt obligation that does not bear interest for all or part of the period that it is outstanding or that provides for periodic payments in cash less frequently than semi-annually or that pays interest only at its stated maturity.
Section 1.2Other Terms.
All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined therein.
Section 1.3Computation of Time Periods.
Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to"
and "until" each mean "to but excluding."
Section 1.4Interpretation.

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In each Transaction Document, unless a contrary intention appears:
(a)the singular number includes the plural number and vice versa;
(b)reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;
(c)reference to any gender includes each other gender;
(d)reference to day or days without further qualification means calendar days;
(e)reference to any time means New York, New York time;
(f)reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;
(g)reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable
Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision;
(h)reference to any delivery or transfer to the Collateral Custodian with respect to the
Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the
Administrative Agent on behalf of the Secured Parties;
(i)for the purposes of calculating the Borrowing Base and Availability (including whether any Borrowing Base Deficiency exists), the Excess Concentration Amount, and for the purposes of any other calculation or determining compliance with any test required hereunder, the effect of the acquisition or disposition of Loans and Permitted Investments shall be calculated on a settlement date basis assuming (and after giving pro forma effect to) (x) all purchases or sales to be entered into on the related settlement date and (y) all Advances requested to be made on such related settlement date plus the balance of all unfunded Advances to be made in connection with the Borrower's purchase of previously requested (and approved) Eligible Loans;
(j)for purposes of determining the Weighted Average Spread Test (and related computations of Effective Spread), capitalized or deferred interest (and any other interest that is not paid in cash) will be excluded;
(k)if any date for any required payment or the performance of any other terms or conditions of any Transaction Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day;

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(l)all calculations performed by the Administrative Agent hereunder or under any
Transaction Document shall be binding on the parties hereto and shall be deemed to be accurate, absent manifest error;
(m)if any date for compliance with the terms or conditions of any Transaction Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day;
(n)for purposes of this Agreement, an Event of Default that has occurred (after giving effect to all applicable grace and cure periods) shall be deemed to be continuing until it is waived in accordance with Section 12.1, or the Administrative Agent otherwise agrees that such Event of
Default is no longer continuing;
(o)any use of "material" or "materially" or words of similar meaning in this
Agreement shall mean material, as determined by the Administrative Agent or, to the extent otherwise specified, any other applicable Person, in its reasonable discretion;
(p)any reference in the definition of "Foreign Currency" or in any other provision of this
Agreement to the currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the date hereof. The outstanding principal that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Advance determined as of the later of the Funding Date of such
Advance or the most recent date of determination of the Dollar Equivalent of such Advance. Wherever in this Agreement in connection with an Advance such as a required minimum or multiple amount, is expressed in Dollars, but such Advance is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such
Foreign Currency); and
(q)for purposes of calculating Availability, Adjusted Borrowing Value and Unfunded
Exposure Required Amount on any date of determination, Availability, Adjusted Borrowing Value and
Unfunded Exposure Amount of the applicable Loans (or Advances) shall be converted to Dollars, if necessary, by the Servicer using the Applicable Exchange Rate.
ARTICLE II
THE ADVANCES
Section 2.1The Notes.
On the terms and conditions hereinafter set forth, the Borrower shall deliver (i) on the
Closing Date, to each Lender requesting the same, at the applicable address set forth on Annex A to this
Agreement, and (ii) on the effective date of any Joinder Supplement, to each additional Lender requesting the same, at the address set forth in the applicable Joinder Supplement, a duly executed promissory note in substantially the form of Exhibit B-1 (each a "Note"), each in a face amount equal to the applicable Lender's Commitment as of the Closing Date or the effective date of such Joinder
Supplement, as applicable, and otherwise duly completed. Each Note shall evidence obligations in an

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amount equal, at any time, to the Advances Outstanding by such Lender under the applicable Note on such day.
Section 2.2Procedures for Advances by the Lenders.
(a)Subject to the limitations set forth in this Section 2.2 and Section 3.2, the Borrower may, during the Revolving Period, request the Lenders make advances of funds (each, a "Loan
Advance") by delivering to the Administrative Agent the information and documents set forth in this
Section 2.2 at the applicable times provided herein. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto.
(b)Subject to the limitations set forth in this Section 2.2 and Section 3.2, the Borrower may, from time to time during the Revolving Period, request the Swingline Lender make Swingline
Advances in Dollars under the Swingline Note by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein. Upon receipt of such information and documents, the Administrative Agent will provide notification to the
Lenders with respect thereto.
(c)With respect to (i) Advances (other than Swingline Advances or Advances to be made during any period in which Capital One, National Association is the sole Lender hereunder), no later than 1:00 p.m. (New York City Time) one (1) Business Day prior to the proposed Funding Date
(or, in the case of a Multicurrency Advance, three (3) Business Days prior to the proposed Funding
Date), or (ii) Swingline Advances or any Advances to be made during any period in which Capital One,
National Association is the sole Lender hereunder, no later than 1:00 p.m. (New York City Time) on the proposed Funding Date (or, in the case of a Multicurrency Advance, three (3) Business Days prior to the proposed Funding Date), the Borrower shall deliver:
(i)to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; and
(ii)to the Administrative Agent, the Collateral Administrator and the Collateral
Custodian a duly completed Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof) which shall (a) specify the desired amount of such Advance, which amount shall not cause the Advances Outstanding to exceed the Availability and must be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Revolving Loan or a
Delayed Draw Loan, such lesser amount as may be required to fund such draw), to be allocated to each
Lender in accordance with its Pro Rata Share, (b) specify with respect to a Multicurrency Advance, the
Foreign Currency such Advance is be made in, (c) specify the proposed Funding Date of such Advance,
(d) specify the Loan(s), if any, to be financed on such Funding Date (including the appropriate Obligor,
Outstanding Balance, Assigned Value and Purchase Price for each Loan) and, with respect to any
Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.9(e), and (e) include a representation that all conditions precedent for an Advance described in Article III hereof have been satisfied (unless expressly waived in accordance with this Agreement). Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent after 1:00 p.m. (New York
City Time) or on a day that is not a Business Day, such Funding Notice shall be

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deemed to be received by the Administrative Agent at 9:00 a.m. (New York City Time) on the next
Business Day.
For the avoidance of doubt, if Borrower delivers a Funding Notice when Capital One,
National Association is not the sole Lender hereunder, specifying a proposed Funding Date that would occur less than one (1) Business Day after the date such Funding Notice is received (or deemed received in accordance with Section 2.2(c)(ii)), such request for an Advance shall be treated as a request for a
Swingline Advance.
(d)On each Funding Date and on the date of each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) or acquisition by the Borrower of Additional Loans in connection with a
Substitution pursuant to Section 2.14(b), the Borrower will provide the applicable Borrower's Notice and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator) and Administrative Agent shall forward copies of the same to the Lenders promptly upon receipt thereof.
(e)On the proposed Funding Date, subject to the limitations set forth in this Section
2.2 and upon the waiver by the Administrative Agent or satisfaction of the applicable conditions set forth in Article III:
(i)with respect to each Advance (other than a Swingline Advance), each Lender shall make available to the Administrative Agent in same day funds, by no later than 12:00 noon (New
York City Time), an amount equal to such Lender's Pro Rata Share (in Dollars with respect to any
Dollar Advance and in the applicable Foreign Currency with respect to any Multicurrency Advance) of the least of (A) the amount requested by the Borrower for such Advance, (B) the aggregate unused
Commitments then in effect and (C) the maximum amount that, after taking into account the proposed use of the proceeds of such Advance, could be advanced to the Borrower hereunder without causing the
Advances Outstanding to exceed the Availability; and
(ii)with respect to each Swingline Advance, the Swingline Lender shall make available to the Borrower in same day funds, an amount equal to the least of (i) the amount requested by the Borrower for such Swingline Advance, (ii) the positive difference between (A) the Swingline
Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of such date and
(iii)the maximum amount that, after taking into account the proposed use of proceeds of such Swingline
Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Availability; provided that, no Swingline Advance will be permitted if the amount requested by the Borrower in respect of such Swingline Advance will cause the sum of (x) the outstanding
Swingline Advances as of such date, and (y) aggregate outstanding amount of Advances made by the
Swingline Lender in its capacity as a Lender (excluding the portion of such Swingline Advance attributable to the Swingline Lender's subsequent Advance in connection with the repayment of such
Swingline Advance) to exceed the Commitment of the Swingline Lender in its capacity as a Lender.
(iii)upon receipt of the amounts described in clause (i) or (ii), as applicable, the
Administrative Agent shall promptly fund such amounts by wire transfer to the account designated by
Borrower in the applicable Funding Notice given pursuant to this Section 2.2.

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(f)On each Funding Date (which is not associated with a Swingline Advance), the obligation of each Lender to remit its Pro Rata Share of any Loan Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any Loan Advance on or after the date that is two (2)
Business Days prior to the earlier to occur of the Revolving Period End Date or the Termination Date.
For the avoidance of doubt, in relation with a refunding of a Swingline Advance, such Lender's payment obligation will be fulfilled in accordance with Section 2.19.
(g)Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default and (ii) the Revolving Period End Date, if the amount on deposit in the
Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the
Administrative Agent (x) may, in the case of the occurrence of an Event of Default or (y) shall in the case of the occurrence of the Revolving Period End Date, on behalf of the Borrower, request an
Advance in the amount of such shortfall (the "Exposure Amount Shortfall"). Following receipt of such request, the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(f), notwithstanding anything to the contrary herein (including, without limitation, the Borrower's failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any
Advance to the extent that, after giving effect to such Advance, a Borrowing Base Deficiency would result.
(h)Advances to be made for the purpose of refunding Swingline Advances shall be made by the Lenders as provided in Section 2.19.
(i)Each Advance shall be denominated in a single Currency as the Borrower may request in accordance herewith and supported by Eligible Loans in the same Currency as such Advance.
Advances of more than one Currency may be outstanding at the same time.
(j)With respect to Advances denominated in a Foreign Currency, (i) no more than two
(2) Advances per week shall be permitted hereunder and (ii) no more than twelve (12) Advances shall be outstanding hereunder at any one time.
Section 2.3Principal Repayments; Reduction of the Facility Amount.
(a)The Borrower shall be entitled at its option, at any time, to repay the Advances
Outstanding; provided that (i) the Borrower shall give prior written notice of such repayment in the form of Exhibit A-2 to the Administrative Agent by at least (A) 3:00 p.m. (New York City Time) one (1)
Business Day in advance (provided that same day notice may be given with respect to reducing any
Borrowing Base Deficiency to zero) and (ii) any repayment of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce a Borrowing Base
Deficiency to zero) shall be in a minimum amount of $500,000 (or the equivalent amount in the applicable Eligible Currency), unless the Advances Outstanding are less than $500,000 in which case the minimum reduction shall be equal to the Advances Outstanding at such time, and in integral multiples of $100,000 (or the equivalent amount in the applicable Eligible Currency) in excess thereof
(other than any such partial repayment of Advances Outstanding which is funded (A) solely with proceeds from the repayment of a Revolving Loan or (B) with amounts otherwise distributable to the
Borrower under Section 2.7(a)(13), Section 2.7(b)(13) or Section 2.8(12)). In connection with any such

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repayment of Advances Outstanding, the Borrower shall deliver to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator) by 1:00 p.m. (New York City Time)
(1) instructions to repay such Advances Outstanding and (2) funds sufficient to repay such Advances
Outstanding together with all accrued Interest, any Breakage Costs and any Hedge Breakage Costs, but
only to the extent such accrued Interest, Breakage Costs and/or Hedge Breakage Costs are requested with such repayment by the applicable Lender or Hedge Counterparty; provided that, the Advances
Outstanding will not be repaid unless sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(a) to the pro rata repayment of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any
Breakage Costs and Hedge Breakage Costs, provided, that no such repayment shall be given effect unless the Borrower had complied with the terms of any Hedging Agreement requiring that one or more
Hedge Transactions be terminated in whole or in part as a result of any such repayment of the Advances
Outstanding and Borrower has paid all Hedge Breakage Costs and any other payments owing to the
Hedge Counterparty. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(a) shall be irrevocable; provided, however, that any such notice may be conditioned on the occurrence of an event or circumstance and, if that event or circumstance does not occur, such notice of repayment may be revoked. Upon receipt of any notice or instructions from the Borrower pursuant to this Section 2.3(a), the Administrative Agent will provide notification to the Lenders with respect thereto.
(b)Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the
Borrower, the Servicer, the Administrative Agent and each of the Lenders.
(c)The Borrower shall be entitled at its option, at any time prior to the occurrence and during the continuance of an Event of Default, to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount; provided that (i) the Borrower shall give at least five (5)
Business Day's prior written notice to the Administrative Agent (which will provide notification to the
Lenders with respect thereto) of such termination or reduction in the form of Exhibit A-2; and (ii) any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 (or the equivalent amount in the applicable Eligible Currency) and in integral multiples of $1,000,000 (or the equivalent amount in the applicable Eligible Currency) in excess thereof and the Facility Amount shall not be reduced below $50,000,000 (or the equivalent amount in the applicable Eligible Currency). Any request for a reduction or termination pursuant to this Section 2.3(c) shall be irrevocable; provided, however, that any such request may be conditioned on the occurrence of an event or circumstance and, if that event or circumstance does not occur, such request for a reduction or termination may be revoked. The
Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this
Section 2.3(c). For the avoidance of doubt, following the Revolving Period, the Facility Amount shall be deemed to equal the sum of Advances Outstanding.
(d)Any termination or reduction (whether in whole or in part) of the Facility Amount pursuant to clause (c) above, shall be accompanied by (i) repayment of all of the Advances Outstanding in excess of the Facility Amount after giving effect to such termination or reduction, plus (ii) accrued and unpaid interest on all such Advances to be prepaid on the applicable prepayment date, plus (iii) the

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Prepayment Fee (if applicable), plus, (iv) any unpaid fees or expenses required to be paid by Borrower, in each case, under this Agreement and all other unpaid Obligations (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted)
in relation to such Obligations to be prepaid on the prepayment date. For the avoidance of doubt, the
Prepayment Fee shall be applicable to any termination or reduction of the Facility Amount that occurs prior to the end of the first eighteen months after the Closing Date but shall not be applicable to any termination or reduction of the Facility Amount as a result of a Lender submitting a claim for Increased
Costs pursuant to Section 2.12.
Section 2.4Determination of Interest.
The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) to be paid by the Borrower on each Payment
Date for the related Accrual Period and shall advise the Servicer thereof no later than the third Business
Day prior to such Payment Date.
Section 2.5Notations on Notes.
Each Lender is hereby authorized to enter on a schedule attached to the Note with respect to such Lender, as applicable, a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance made by the applicable
Lender of (a) the date and principal amount thereof and (b) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the
Advances Outstanding, as applicable, relating to each Note; provided that in the case of any inconsistency between such recordation and the records maintained in the Register, the records maintained in the Register shall control. The failure of any Lender to make any such notation on the schedule attached to the applicable Note shall not limit or otherwise affect the obligation of the
Borrower to repay the Advances in accordance with the terms set forth herein.
Section 2.6Reduction of Borrowing Base Deficiency.
Any Borrowing Base Deficiency may be reduced to zero by the Borrower taking one or more of the following actions:
(i)repaying Advances Outstanding in accordance with Section 2.3(a);
(ii)posting cash collateral in Dollars to the Principal Collection Account;
(iii)  posting additional Eligible Loans and Permitted Investments as Collateral or
effecting a Substitution of a new Eligible Loan for an existing Loan; provided that the amount by which the Borrowing Base Deficiency shall be reduced pursuant to any such additional Eligible Loans shall be the Adjusted Borrowing Value of such Eligible Loans; or
(iv) any transaction whereby Borrower agrees (in consultation with the
Administrative Agent and otherwise in accordance with Section 2.14) to sell, transfer or contribute
Loans pledged as Collateral hereunder in an aggregate amount sufficient to reduce such Borrowing Base
Deficiency (after giving effect to clauses (i), (ii) and (iii) above) to zero; provided, that, with respect to this clause (iv), unless otherwise agreed by the Administrative Agent, (a) [reserved]; (b) Borrower shall

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deposit 100% of the cash proceeds thereof (net of reasonable transaction costs and expenses and Taxes, if any) to the Principal Collection Account; (c) Borrower shall deliver to Administrative Agent with respect to such sale, a copy of the purchase agreement, any additional information reasonably requested by Administrative Agent, and a certificate from an officer of Borrower representing that (i) each of the representations and warranties made by Borrower in or pursuant to the Transaction Documents shall be accurate in all material respects before and after giving effect to such sale (except for those representations and warranties (x) made as of a specific date, which representations and warranties described in this clause (x) shall be true as of such date, or (y) as are qualified by materiality, a Material
Adverse Effect or any similar qualifier, which representations and warranties described in this clause (y)
shall be true in all respects), (ii) [reserved], and (iii) no Default (except any Default arising solely as a result of the Borrowing Base Deficiency being cured by such transaction and that will cease to exist after giving effect thereto) or Event of Default shall have occurred or be continuing or would exist after giving effect to the requested sale on such date, and (d) all Loans selected to be sold by Borrower from all other similar Loans originated or owned by the Borrower shall, at all times, be selected with no intention to select Loans, the sale of which would be more adverse to Administrative Agent or Lenders than the sale of those similar Loans.
Section 2.7Settlement Procedures.
(a)On each Payment Date, so long as no Event of Default has occurred and is continuing, the Servicer shall direct the Collateral Custodian (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Reporting Date Report) to pay pursuant to the latest Reporting Date Report (and the Collateral Custodian shall make payment from the Interest
Collection Account and Interest Collections in the Canadian Dollar Account, the Euro Account, the
GBP Account and the Australian Dollar Account to the extent of Available Funds, in reliance on the information set forth in such Reporting Date Report) to the following Persons, the following amounts in the following order of priority:
(1)to the Borrower (or, at the Borrower's election and with prior written notice to the
Administrative Agent, to its direct or indirect equity holders), in respect of Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower not to exceed $50,000 in the aggregate during any calendar year;
(2)to the Collateral Custodian, the Collateral Administrator and the Securities
Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees;
(3)to the Hedge Counterparty, the aggregate net amount then due and payable to the
Hedge Counterparty under each applicable Hedging Agreement (excluding Hedge Breakage Costs);
(4)to the Servicer (including, for avoidance of doubt, the Replacement Servicer, if applicable), first, to pay any accrued and unpaid Servicer Fees and, second, to pay all documented fees and expenses of the Servicer (including, without limitation, reasonable attorney's fees, costs and expenses) in an aggregate amount with respect to such documented fees and expenses in any rolling
12-month period not greater $200,000;

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(5)to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction Documents payable to it;
(6)to the Administrative Agent to be distributed (i) first, pro rata (on the basis of each
Lender's Pro Rata Share) to each Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to Advances made by such Lender and (b) any accrued and unpaid Non-Usage Fee and (ii)
second, pro rata (based on amounts owing to such Lender) to each applicable Lender, any accrued and unpaid Breakage Costs owing to such Lender;
(7)to the Hedge Counterparty, any other amounts (including any Hedge Breakage
Costs) incurred by the Hedge Counterparty under the applicable Hedging Agreement then due and payable, net of any amounts then due and payable to the Borrower under such applicable Hedging
Agreement;
(8)to the Administrative Agent to be distributed pro rata to each Lender, in an amount equal to, if the Facility Amount has been terminated in whole pursuant to Section 2.3(c), the Advances
Outstanding;
(9)to the Administrative Agent and each applicable Lender, to pay all other
Administrative Expenses and Increased Costs owing to such Person;
(10)to the Administrative Agent to be distributed pro rata to each Lender, if a
Borrowing Base Deficiency exists, an amount necessary to reduce the Borrowing Base Deficiency to zero, pro rata in accordance with the amount of Advances Outstanding owing to each such Lender hereunder;
(11)to fund the Unfunded Exposure Account in an amount necessary to cause all amounts in the Unfunded Exposure Account to equal the Required Funding Amount;
(12)(i) first, to the Collateral Administrator, the Collateral Custodian and the
Securities Intermediary, and (ii) second, to the Administrative Agent to be distributed to the
Administrative Agent, any applicable Lender, the other Indemnified Parties, or the other Secured Parties, as applicable, all other amounts then due and owing, including, without limitation, any unpaid
Administrative Expenses, any amounts accrued and unpaid under the Fee Letter, Increased Costs, Taxes, indemnities, but other than the principal of Advances Outstanding, then due under this Agreement;
(13)any remaining amounts shall (x) if any Default has occurred and is continuing, remain in the Interest Collection Account and (y) otherwise, at the direction of the
Borrower (or the Servicer on its behalf), be distributed to the Borrower or any nominee thereof, which amounts may be used by the Borrower to make Restricted Payments.
(b)On each Payment Date, so long as no Event of Default has occurred and is continuing, the Servicer shall direct (which direction shall be deemed given upon receipt by the
Collateral Custodian of the related Reporting Date Report) the Collateral Custodian to pay pursuant to the latest Reporting Date Report (and the Collateral Custodian shall make payment from the Principal
Collection Account and Principal Collections in the Canadian Dollar Account, the Euro Account, the
GBP Account and the Australian Dollar Account to the extent of Available Funds, in reliance on the

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information set forth in such Reporting Date Report) to the following Persons, the following amounts in the following order of priority:
(1)to the extent not paid pursuant to Section 2.7(a), to the Borrower (or, at the
Borrower's election and with prior written notice to the Administrative Agent, to its direct or indirect equity holders), in respect of Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower not to exceed $50,000 in the aggregate during any calendar year;
(2)to the extent not paid pursuant to Section 2.7(a), to the Collateral Custodian, the
Collateral Administrator and the Securities Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees;
(3)to the extent not paid pursuant to Section 2.7(a), to the Hedge Counterparty, the aggregate net unpaid amount then due and payable to the Hedge Counterparty under each applicable
Hedging Agreement (excluding Hedge Breakage Costs);
(4)to the extent not paid pursuant to Section 2.7(a), to the Servicer, in an amount equal to any accrued and unpaid Servicer Fees owing to the Servicer;
(5)to the extent not paid pursuant to Section 2.7(a), to the Administrative Agent, in an
amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction
Documents owing to it;
(6)to the extent not paid pursuant to Section 2.7(a), to the Administrative Agent to be
distributed (i) first, pro rata (on the basis of each Lender's Pro Rata Share) to each Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to Advances made by such Lender and (b) any accrued and unpaid Non-Usage Fee and (ii) second, pro rata (based on amounts owing to such Lender)
to each applicable Lender, any accrued and unpaid Breakage Costs owing to such Lender;
(7)to the extent not paid pursuant to Section 2.7(a), to the Hedge Counterparty, any other unpaid amounts (including any Hedge Breakage Costs) incurred by the Hedge Counterparty under the applicable Hedging Agreement then due and payable, net of any amounts then due and payable to the
Borrower under such applicable Hedging Agreement;
(8)to the extent not paid pursuant to Section 2.7(a), to the Administrative Agent to be
distributed pro rata (on the basis of each Lender's share of the Advances Outstanding) to each Lender, in an amount equal to if the Facility Amount has been terminated in whole pursuant to Section 2.3(c), the
Advances Outstanding;
(9)to the extent not paid pursuant to Section 2.7(a), to the Administrative Agent, to the
Administrative Agent and each applicable Lender, to pay all other Administrative Expenses and
Increased Costs owing to such Person;
(10)to fund the Unfunded Exposure Account in an amount necessary to cause all amounts in the Unfunded Exposure Account to equal the Required Funding Amount;

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(11)(a) during the Revolving Period, to the extent not paid pursuant to Section 2.7(a), to the Administrative Agent to be distributed to each Lender, if a Borrowing Base Deficiency exists, an amount necessary to reduce the Borrowing Base Deficiency to zero, pro rata in accordance with the amount of Advances Outstanding owing to such Lender hereunder and (b) after the end of the Revolving
Period, to the Lenders to pay the Advances Outstanding, pro rata in accordance with the amount of
Advances Outstanding owing to such Lender hereunder;
(12)to the extent not paid pursuant to Section 2.7(a), (i) first to the Collateral
Administrator, the Collateral Custodian and the Securities Intermediary, and (ii) second, to the
Administrative Agent to be distributed to the Administrative Agent, any applicable Lender, the other
Indemnified Parties, or the other Secured Parties, all other amounts, including, without limitation, any unpaid Administrative Expenses, any amounts accrued and unpaid under the Fee Letter, any Increased
Costs, Taxes, indemnities and fees or expenses of counsel, but other than the principal of Advances
Outstanding, then due under this Agreement; and
(13)any remaining amounts shall (x) if any Default has occurred and is continuing, remain in the Principal Collection Account and (y) otherwise, at the direction of the Borrower (or the
Servicer on its behalf), be distributed to the Borrower or any nominee thereof, which amounts may be used by the Borrower to make Restricted Payments.
Section 2.8Alternate Settlement Procedures.
On each Business Day, (a) following the occurrence of and during the continuation of an
Event of Default or (b) following the declaration of the occurrence, or the deemed occurrence, as applicable, of the Termination Date pursuant to Section 9.2(a), the Servicer (or, after delivery of a
Notice of Exclusive Control, the Administrative Agent) shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Reporting Date Report) the Collateral
Custodian to pay pursuant to the latest Reporting Date Report or such other direction as may be timely given by Administrative Agent (and the Collateral Custodian shall make payment from the Collection
Account, the Canadian Dollar Account, the Euro Account, the GBP Account or the Australian Dollar
Account, as applicable, to the extent of Available Funds, in reliance on the information set forth in such
Reporting Date Report or such other direction) to the following Persons, the following amounts in the following order of priority:
(1)to the Borrower (or, at the Borrower's election and with prior written notice to the
Administrative Agent, to its direct or indirect equity holders), in respect of Taxes, registration and filing fees then due and owing by the Borrower that are attributable solely to the operations of the Borrower not to exceed $10,000 in the aggregate during any calendar year;
(2)to the Collateral Custodian, the Collateral Administrator and the Securities
Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees;
provided further that the limits set forth in the definition of Collateral Custodian Fees shall not apply to any Collateral Custodian Fees related to any action that was directed or authorized by the Administrative
Agent or the Required Lenders;

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(3)to the Hedge Counterparty, the aggregate net amount then due and payable to the
Hedge Counterparty under each applicable Hedging Agreement (excluding Hedge Breakage Costs);
(4)to the Servicer, first, to pay any accrued and unpaid Servicer Fees owing to the
Servicer and, second, to pay all documented fees and expenses of the Servicer (including, without limitation, reasonable attorney's fees, costs and expenses) in an aggregate amount with respect to any rolling 12-month period not to exceed $200,000;
(5)to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction Documents;
(6)to the Administrative Agent to be distributed (i) first, pro rata (on the basis of each
Lender's Pro Rata Share) to each Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to Advances made by such Lender and (b) any accrued and unpaid Non-Usage Fee and (ii)
second, pro rata (based on amounts owing to such Lender) to each applicable Lender, any accrued and unpaid Breakage Costs owing to such Lender;
(7)to the Hedge Counterparty, any other amounts (including any Hedge Breakage
Costs) incurred by the Hedge Counterparty under the applicable Hedging Agreement then due and payable, net of any amounts then due and payable to the Borrower under such applicable Hedging
Agreement;
(8)to the Administrative Agent, to be distributed to the Administrative Agent and each applicable Lender, to pay all other Administrative Expenses of the Administrative Agent and the
Lenders;
(9)to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Amount;
(10)to the Administrative Agent to be distributed pro rata (on the basis of each
Lender's share of the Advances Outstanding) to the Lenders to pay Advances Outstanding;
(11)(i) first, to the Collateral Administrator, the Collateral Custodian and the
Securities Intermediary, and (ii) second, to the Administrative Agent to be distributed pro rata to the
Administrative Agent, any applicable Lender, the other Indemnified Parties, or the other Secured Parties, as applicable, all other fees and amounts, including, without limitation, any unpaid Administrative
Expenses, any amounts accrued and unpaid under the Fee Letter, any Increased Costs, Taxes, indemnities and fees or expenses of counsel then due under this Agreement and any amounts not paid under Section 2.8(2) as a result of the limitation set forth therein;
(12)any remaining amounts shall be distributed to the Borrower or any nominee thereof, which amounts may be used by the Borrower at the direction of the Borrower (or the Servicer on its behalf), to make Restricted Payments.
Section 2.9Collections and Allocations.
(a)Collections. The Servicer shall promptly identify any Collections received as being on account of Interest Collections or Principal Collections and shall transfer, or cause to be

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transferred, all Collections received directly by it to the appropriate currency-specific Account within two (2) Business Days after such Collections are received in accordance with Section 5.1(f). Upon the transfer of Collections to the relevant Account, the Collateral Custodian shall segregate Principal
Collections and Interest Collections and transfer the same in accordance with Section 5.1(f). On each
Reporting Date, the Servicer shall further include a statement in the Reporting Date Report delivered pursuant to Section 5.1(q) as to the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the prior Reporting Date, all Principal Collections and Interest Collections on deposit as of such Reporting Date and a detailed aging of each Loan. All
Collections in (i) Canadian Dollars shall be deposited into the Canadian Dollar Account, (ii) Euros shall be deposited into the Euro Account, (iii) GBP shall be deposited into the GBP Account and (iv)
Australian Dollars shall be deposited into the Australian Dollar Account. For purposes of Section 2.7, any Principal Collections and Interest Collections shall be applied on any Payment Date (i) first, to make payments in the applicable Eligible Currency and (ii) second, to make payments in any other Eligible
Currency (pro rata based on available amounts from each other Eligible Currency), as converted by the
Collateral Administrator at the direction of the Servicer using the Applicable Exchange Rate; provided, that such payments shall be subject to availability of such funds pursuant to Section 2.7. The Servicer shall instruct the Collateral Administrator on the Determination Date immediately preceding each
Payment Date, to convert amounts on deposit in any Eligible Currency other than Dollars into Dollars to the extent necessary to make payments pursuant to Section 2.7 (as determined by the Servicer using the
Applicable Exchange Rate). Any Principal Collections may be converted by the Collateral Administrator at the direction of the Servicer into another Eligible Currency on any Business Day (other than a
Payment Date) using the Applicable Exchange Rate so long as no Borrowing Base Deficiency exists either prior to or after giving effect to such conversion. The Servicer shall provide prior written notice to the Administrative Agent and the Collateral Administrator of any such conversion.
(b)Excluded Amounts. So long as no Default or Event of Default shall have occurred and be continuing, the Servicer may direct the Collateral Custodian to withdraw from the Collection
Account any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the
Administrative Agent. Any such Excluded Amounts may be paid to the Transferor as Restricted
Payments.
(c)Initial Deposits. On the Funding Date with respect to any Loan or Additional Loan, the Servicer shall deposit into the applicable Collection Account all Collections in the related currency, if any, received on or before such Funding Date in respect of Loans being transferred to and included as part of the Collateral on such date.
(d)Investment of Funds. Until the delivery of a Notice of Exclusive Control, to the extent there are uninvested amounts deposited in the Collection Account, all such amounts shall be invested in Permitted Investments selected by the Servicer on each Payment Date (or pursuant to standing instructions provided by the Servicer); provided that, from and after the delivery of a Notice of
Exclusive Control, to the extent there are uninvested amounts in such Account, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (which may be standing instructions). If no instructions are received, then the amounts shall remain uninvested. Any amounts in the Collateral Account, the Canadian Dollar Account, the Euro Account, the GBP Account, the
Australian Dollar Account and the Unfunded Exposure Account shall remain uninvested. All earnings

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(net of losses and investment expenses) thereon shall be retained or deposited into the applicable
Collection Account and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 and Section 2.8 (as applicable). The Collateral Custodian shall not be liable for any loss incurred as a result of investments made at the direction of the Servicer (except to the extent resulting from the gross negligence or willful misconduct on the part of the Collateral Custodian).
(e)Unfunded Exposure Account.
(i)The Borrower shall not acquire any Revolving Loan or Delayed Draw Loan, unless, in each case, immediately after giving effect to such acquisition or issuance, the Borrower shall deposit an amount equal to the Required Funding Amount with respect to such Revolving Loan or
Delayed Draw Loan into the Unfunded Exposure Account and the Borrower shall notify the Collateral
Custodian in writing of any amounts to be designated as Unfunded Exposure Collections in the
Canadian Dollar Account, the Euro Account, the GBP Account and the Australian Dollar Account.
Subject to the satisfaction of the applicable Withdrawal Conditions, amounts on deposit in the Unfunded
Exposure Account may be withdrawn by the Borrower (x) to fund any draw requests of the relevant
Obligors under any Revolving Loan or Delayed Draw Loan or (y) to make a deposit into the Principal
Collections Account. Any such withdrawal will be subject to the following conditions (the "Withdrawal
Conditions"):
(1)with respect to any such withdrawal made for the purpose set forth in clause (x) that are required to be funded by the Borrower, immediately after giving effect to such withdrawal, no Borrowing Base Deficiency exists; and
(2)with respect to any such withdrawal made for the purpose set forth in clause (x) or (y), immediately after giving effect to such withdrawal, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the aggregate Required Funding Amount with respect to all Loans included in the Collateral.
(ii)Any draw request made by an Obligor under a Revolving Loan or a Delayed
Draw Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the
Borrower to the Collateral Custodian (with a copy to the Administrative Agent) along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure
Account and a certification (which certification shall be deemed given upon delivery to the Collateral
Custodian of such instruction to withdraw funds from the Unfunded Exposure Account) that the conditions to fund such draw are satisfied, and the Collateral Custodian shall fund such draw request in accordance with such instructions from the Borrower.
(f)Application of Collections. Any payment by an Obligor in respect of any
Indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract (including by the Underlying Instrument) or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
(g)Currencies. (i) All Canadian Dollars will be deposited into the Canadian Dollar
Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian

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shall maintain records designating the amounts in the Canadian Dollar Account as Principal Collections,
Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian's reports shall indicate the same, (ii) all Euros will be deposited into the Euro Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Euro Account as Principal Collections, Interest Collections or Unfunded Exposure
Collections; and the Collateral Custodian's reports shall indicate the same, (iii) all GBP will be deposited into the GBP Account and will remain in such account unless otherwise provided for herein;
the Collateral Custodian shall maintain records designating the amounts in the GBP Account as
Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral
Custodian's reports shall indicate the same and (iv) all Australian Dollars will be deposited into the
Australian Dollar Account and will remain in such account unless otherwise provided for herein; the
Collateral Custodian shall maintain records designating the amounts in the Australian Dollar Account as
Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral
Custodian's reports shall indicate the same.
Section 2.10  Payments, Computations, Etc.
(a)Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer to the Administrative Agent or the other Secured Parties hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. (New York City Time) on the day when due in the applicable Eligible Currency in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower or the
Servicer, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder, at the request of the Required Lenders, at the
Interest Rate applicable during an Event of Default, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base
Rate or Multicurrency Advances denominated in Canadian Dollars or GBP, which shall be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed.
(b)Whenever any payment hereunder shall be stated to be due on a day other than a
Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. To the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full.
(c)If any Advance requested by the Borrower is not effectuated as a result of the
Borrower's actions or the Borrower's failure to fulfill any condition under Section 3.2 (other than any condition that is waived by the Administrative Agent), as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable and documented loss, cost or expense incurred by the applicable Lender, (other than lost profits or any such loss, cost or expenses arising as a result of the gross negligence, bad faith, fraud, or willful misconduct of such Lender (as determined by a court of competent jurisdiction in a final, non-appealable judgment)), including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or

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other funds acquired by the applicable Lender to fund or maintain such Advance upon receipt by the
Borrower of documentation setting forth such costs or a certification thereof.
(d)If at any time after the Closing Date, the Advances Outstanding hereunder are not allocated among the Lenders in accordance with their respective Pro Rata Shares, the Lenders agree to make such purchases and sales of interests in the Advances Outstanding between themselves so that each Lender is then holding its relevant Pro Rata Share of Advances Outstanding based on their
Commitments at such time (such purchases and sales shall be arranged through the Administrative
Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the
Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement to be made in accordance with the respective Pro Rata Shares of the
Lenders from time to time party to this Agreement as provided herein.
(e)If the Administrative Agent disagrees with the computation of any amounts to be paid or deposited by the Borrower or the Servicer under Section 2.7 or Section 2.8 or otherwise pursuant to this Agreement, or upon its respective instructions, it shall so notify the Borrower, the Servicer and the Collateral Custodian in writing and in reasonable detail to identify the specific disagreement. If such disagreement cannot be resolved within two (2) Business Days, the determination of the Administrative
Agent as to such amounts shall be conclusive and binding on the parties hereto absent manifest error. In the event the Collateral Custodian receives instructions from the Servicer or the Borrower which conflict with any instructions received by the Administrative Agent, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent.
(f)Return of Payments.
(i)If the Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Administrative
Agent from the Borrower and such related payment is not received by the Administrative Agent, then the
Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim, defense, or deduction of any kind.
(ii)If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement or any other Transaction Document must be returned to the Borrower, the Servicer or the Transferor or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other
Transaction Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind, and the Administrative Agent will be entitled to set-off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand.
(iii)(A)  If the Administrative Agent notifies a Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or other Secured Party (any such Lender, other Secured Party or other recipient, a "Payment Recipient"), that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the

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Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, other
Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and held in trust for the benefit of the Administrative Agent, and such Lender, or other Secured Party shall
(or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such
Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
A notice of the Administrative Agent to any Payment Recipient under this Section 2.10(f)(iii) shall be conclusive, absent manifest error.(B) Without limiting the immediately preceding Section
2.10(f)(iii)(A), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a "Payment Notice"), (y) that was not preceded or accompanied by a Payment
Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case, then (1) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the
Administrative Agent to the contrary) or (2) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment.
(C)Each Lender and Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such
Lender or Secured Party from any source, against any amount due to the Administrative Agent under
Section 2.10(f)(iii)(A) above or under the indemnification provisions of this Agreement.
(D)The Borrower, the Servicer and the Transferor hereby agree that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be contractually subrogated (irrespective of whether the Administrative Agent may be equitably subrogated) to all the rights of such Lender, or other Secured Party under the Transaction Documents with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, the Servicer or the Transferor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous
Payment that is, comprised of funds received by the Administrative Agent from the Borrower, the
Servicer or the Transferor for the purpose of making payment in respect of the Obligations; provided that this Section 2.10(f) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the

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amount (and/or timing for payment) of the Obligations that would have been payable had such
Erroneous Payment not been made by the Administrative Agent, and (z) to the extent that an Erroneous
Payment was in any way or at any time credited as a payment or satisfaction of any of the Obligations, the Obligations or part thereof that were so credited, and all rights of the applicable Lender, other
Secured Party or Administrative Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(E)To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine.
(F)Each party's obligations, agreements and waivers under this Section
2.10(f)(iii) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, or other Secured Party, the termination of any
Commitment or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.
(G)The parties hereto agree that this Section 2.10(f) shall not apply to
Computershare Trust Company, N.A. in any of its capacities, except to the extent it receives funds for its own account.
Section 2.11  Fees.
(a)The Securities Intermediary, the Collateral Administrator and the Collateral
Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7(a)(2),
2.7(b)(2) and 2.8(2), as applicable.
Section 2.12Increased Costs; Capital Adequacy; Illegality.
(a)If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any
Applicable Law after the date hereof or (ii) the compliance by an Indemnified Party with any guideline or request issued after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), shall (a) subject an Indemnified Party to any Tax (other than Taxes described in clauses (B) through (D) of the definition of Excluded Taxes, Non-Excluded Taxes and
Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Indemnified Party or (c)
impose any other condition (other than with respect to Taxes) affecting the security interest in the
Collateral conveyed to the Secured Parties hereunder or any Indemnified Party's rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Indemnified
Party or to reduce the amount of any sum received or receivable by an Indemnified Party under this

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Agreement or under any other Transaction Document, then on the Payment Date following demand by such Indemnified Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay (in accordance with Section 2.7 or 2.8, as applicable) directly to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such additional or increased cost incurred or such reduction suffered; provided, that demand for such payment is made within the time frame set forth in clause (f).
(b)If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Indemnified Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an
Indemnified Party with any request or directive regarding capital adequacy has or would have the effect of reducing the rate of return on the capital of any Indemnified Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Indemnified Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Indemnified Party with respect to capital adequacy) by an amount deemed by such
Indemnified Party to be material, then from time to time, on the Payment Date following demand by such Indemnified Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay (in accordance with Section 2.7 or 2.8, as applicable) directly to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such reduction; provided, that demand for such payment is made within the time frame set forth in clause (f); provided that notwithstanding anything in this Section 2.12(b) to the contrary, (x) the
Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking
Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "change in law" for the purposes of clause (i) above, regardless of the date enacted, adopted or issued. Notwithstanding the foregoing, but subject to Section 10.3, this clause (b) shall not apply with respect to Taxes.
(c)[Reserved].
(d)In determining any amount provided for in this Section 2.12, the Indemnified Party will act reasonably and in good faith and may use any reasonable averaging and attribution methods.
Any Indemnified Party making a claim under this Section 2.12 shall submit to the Servicer a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error.
(e)[Reserved].
(f)Subject to the next sentence of this Section 2.12(f), failure or delay on the part of any
Indemnified Party to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Indemnified Party's right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate an Indemnified Party pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that such Indemnified Party notifies the Borrower of such Indemnified Party's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a

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retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect.
(g)Each Lender agrees that it will take such commercially reasonable actions as the
Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13; provided that no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such
Lender in any material respect. In no event will the Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which any Lender provides financing.
Section 2.13  Taxes.
(a)Any and all payments by or on behalf of the Borrower under or in respect of this
Agreement or any other Transaction Documents to which the Borrower is a party shall be made without deduction or withholding for any Taxes, unless required by Applicable Law. If any Withholding Agent shall be required under any Applicable Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any other Transaction Document to any Recipient
(including for purposes of this Section 2.13, any assignee, successor, or participant), (i) then the applicable Withholding Agent shall make all such deductions and withholdings in respect of Taxes, (ii)
such Withholding Agent shall pay the full amount deducted or withheld in respect of Taxes to the relevant Governmental Authority in accordance with Applicable Law, and (iii) if such Taxes are
Non-Excluded Taxes, the sum payable by the Borrower shall be increased as may be necessary so that after such Withholding Agent has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 2.13(a)) such Recipient receives on the date on which the related payment is due an amount equal to the sum it would have received had no such deductions or withholdings been made. For purposes of this Agreement,
"Non-Excluded Taxes" are Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document. For purposes of this Agreement, "Excluded Taxes" are any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (A) Taxes measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case,
(i) that are imposed by the jurisdiction under the laws of which such Recipient is organized or, in the case of a Lender, of its applicable lending office, or any political subdivision thereof or (ii) that are
Other Connection Taxes, (B) Taxes imposed under FATCA, (C) in the case of a Lender, any U.S.
federal withholding tax that is imposed on amounts payable to or for the account of such Lender at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such person (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.13(a) or (D) Taxes attributable to such person's failure or inability to comply with
Sections 2.13(e) or (h).
(b)In addition, the Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment, of any present or future stamp, recording, documentary or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Transaction
Document or from the execution, delivery or registration of, any performance under, or otherwise with

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respect to, this Agreement or any other Transaction Document, except any such Taxes that are Other
Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to
Section 2.17(b))(collectively, "Other Taxes").
(c)The Borrower hereby agrees to indemnify each Recipient for, and to hold it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13(c) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient (including any reasonable expenses arising therefrom or with respect thereto). The indemnity by the Borrower provided for in this Section 2.13(c) shall apply and be made whether or not the Non-Excluded Taxes or Other
Taxes for which indemnification hereunder is sought have been correctly or legally asserted by the relevant Governmental Authority. Amounts payable by the Borrower under the indemnity set forth in this Section 2.13(c) shall be paid (a) on the next Payment Date following the date on which the applicable Recipient makes written demand therefor or if such Payment Date is less than 10 Business
Days following such written demand therefore, within 10 Business Days following the date on which the applicable Recipient makes written demand therefor; provided, that the Borrower shall not be obligated to make a payment pursuant to this Section 2.13(c) in respect of penalties, additions to Tax, interest and expenses attributable to any Non-Excluded Taxes or Other Taxes, if (i) such penalties, additions to Tax, interest and reasonable expenses are attributable to the failure of the Lender to pay to the relevant
Governmental Authority amounts received by it from the Borrower in respect of Non-Excluded Taxes and Other Taxes within thirty (30) calendar days after receipt of such amount from the Borrower or (ii)
such penalties, additions to Tax, interest and reasonable expenses are attributable to the gross negligence or willful misconduct of the Lender.
(d)Within thirty (30) days after the date of any payment of Taxes by the Borrower under this Section, the Borrower (or any Person making such payment on behalf of Borrower) shall furnish to the Administrative Agent for its own account a certified copy of the original official receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the
Borrower, the Collateral Custodian and the Administrative Agent, at the time or times reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Collateral Custodian or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower, the
Collateral Custodian or the Administrative Agent, shall deliver such other documentation prescribed by
Applicable Law or reasonably requested by the Borrower, the Collateral Custodian or the Administrative
Agent as will enable the Borrower, the Collateral Custodian or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (e)(ii)(A),
(ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender's reasonable judgment such

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completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,
(1)any Lender that is a U.S. Person shall deliver to the Borrower, the
Collateral Custodian and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the
Borrower, the Collateral Custodian or the Administrative Agent), copies of executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(2)any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Collateral Custodian and the Administrative Agent (in
such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Collateral Custodian or the Administrative Agent), whichever of the following is applicable:
(A)in the case of a Lender that is not a U.S. Person claiming the benefits of an income tax treaty to which the United States is a party
(x) with respect to payments of interest under any Transaction
Document, copies of executed IRS Form W-8BEN or IRS Form
W-8BEN-E establishing an exemption from, or reduction of, U.S.
federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form
W-8BEN-E establishing an exemption from, or reduction of, U.S.
federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;
(B)copies of executed IRS Form W-8ECI;
(C)in the case of a Lender that is not a U.S. Person claiming the benefits of the exemption for portfolio interest under Section 881(c)
of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the
Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code (a "U.S. Tax
Compliance Certificate") and (y) copies of executed IRS Form
W-8BEN or IRS Form W 8BEN-E; or
(D)to the extent a Lender that is not a U.S. Person is not the beneficial owner, copies of executed IRS Form W-8IMY,
accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form
W 8BEN-E, a U.S. Tax Compliance Certificate substantially in the

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form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable;
provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance
Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;
(3)any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Collateral Custodian and the Administrative Agent (in
such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Collateral Custodian or the Administrative Agent), copies of any other executed form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower, the Collateral Custodian or the Administrative Agent to
determine the withholding or deduction required to be made; and
(4)if the Administrative Agent is a U.S. Person, it shall provide the
Borrower and the Collateral Custodian on or prior to the date on which it becomes the Administrative
Agent under this Agreement with a duly completed copy of IRS Form W-9. If the Administrative Agent is not a U.S. Person, it shall provide to the Borrower and the Collateral Custodian on or prior to the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Collateral Custodian): (A) an executed copy of IRS
Form W-8ECI with respect to any amounts payable to the Administrative Agent for its own account; and
(B) a copy of IRS Form W-8IMY with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a "U.S. branch" and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business within the
United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. Person with respect to such payments as contemplated by
Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations).
Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so. If, on the date a Person becomes an assignee, successor or participant to this Agreement, the Lender transferor was entitled to indemnification or additional amounts under this Section 2.13, then the Lender assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that the Lender transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and the
Lender assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes imposed due to a change in Applicable Law after such date.
(f)Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Non-Excluded Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Non-Excluded

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Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such
Lender's failure to comply with the provisions of Section 12.16(b) relating to the maintenance of a
Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the
Administrative Agent to the Lender from any other source against any amount due to the Administrative
Agent under this paragraph (f).
(g)Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document. Nothing contained in Section 2.12 or this
Section 2.13 shall require any Recipient to make available any of its tax returns or any other information relating to Taxes that it deems to be confidential or proprietary.
(h)If a payment made to a Lender under or in respect of this Agreement or any other
Transaction Documents would be subject to U.S. Federal withholding tax imposed pursuant to FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall provide to the Administrative Agent and the Borrower, at the time or times prescribed by law and as reasonably requested by the Administrative Agent or the Borrower, such documentation prescribed by
Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent or the Borrower as may be necessary for the Administrative Agent or the Borrower to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender's obligations under FATCA and the amount, if any, to deduct and withhold from such payment. Thereafter, each such Lender shall provide additional documentation (i) to the extent documentation previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as reasonably requested by the Administrative
Agent or the Borrower. Solely for purposes of this paragraph (h), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(i)If any Lender determines, in its good faith judgment, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.13, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Non-Excluded
Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such
Lender, as the case may be, and without interest (other than any interest paid by the relevant
Governmental Authority with respect to such refund), provided that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary

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in this paragraph (i), in no event will any Lender be required to pay any amount to the Borrower pursuant to this paragraph (i) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require such Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
(j)For purposes of this Section, the term "Applicable Law" includes FATCA.
Section 2.14 Reinvestment; Discretionary Sales, Substitutions and Repurchases of Loans.
(a)Reinvestment. On the terms and conditions hereinafter set forth as certified in writing to the Administrative Agent and the Collateral Custodian, prior to the Facility Maturity Date, the
Borrower may withdraw funds on deposit in the Principal Collection Account for the following purposes:
(i)to reinvest such funds in Additional Loans to be pledged hereunder (a
"Reinvestment"), so long as (1) all applicable conditions precedent set forth in Section 3.2 have been satisfied and (2) each Additional Loan acquired by the Borrower in connection with such reinvestment shall be an Eligible Loan;
(ii)to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.3;
(iii) in accordance with the related Reporting Date Report, from amounts available from Sections 2.7(b)(13)(y) and 2.8(12); or
(iv)to make Permitted RIC Distributions subject to and in accordance with
Section 5.2(e).
Upon the satisfaction of the applicable conditions set forth in Section 2.14(a), the
Collateral Custodian will release funds from the Principal Collection Account to the Borrower in an amount not to exceed the lesser of (A) the amount requested by the Borrower and (B) the amount on deposit in the Principal Collection Account on such day.
(b)Substitutions. The Borrower may, upon prior written notice to the Administrative
Agent and subject to clauses (e) and (f) below, replace any Loan with an Additional Loan (each such sale and reinvestment, a "Substitution") so long as (i) the Administrative Agent has not commenced any remedies under Section 9.2 hereof as a result of an Event of Default that has occurred and is continuing and, immediately after giving effect to such Substitution, no Default or Event of Default shall have occurred and be continuing, (ii) each substitute Additional Loan acquired by the Borrower in connection with a Substitution shall be an Eligible Loan, (iii) all applicable conditions precedent set forth in Section
3.2 have been satisfied with respect to each Additional Loan to be acquired by the Borrower in connection with such Substitution and (iv) immediately after giving effect to such Substitution, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Substitution, the Borrower may effect a Substitution so long as, immediately after

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giving effect to such Substitution and any other transaction described in Section 2.6 substantially contemporaneous therewith, the Borrowing Base Deficiency is reduced or cured.
(c)Discretionary Sales. Upon not less than one (1) Business Day prior written notice to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), the
Borrower shall be permitted, subject to clauses (e) and (f) below, to sell Loans (or portions thereof), including any sale contemplated by Section 2.6(iv) hereof, (each, a "Discretionary Sale") so long as (i)
the Administrative Agent has not commenced any remedies under Section 9.2 hereof as a result of an
Event of Default that has occurred and is continuing and, immediately after giving effect to such
Discretionary Sale, no Default or Event of Default shall have occurred and be continuing; (ii)
notwithstanding anything set forth below in Section 2.14, immediately after giving effect to such
Discretionary Sale, (a) there shall not exist a Borrowing Base Deficiency (provided that (1) in connection with a Term Securitization, such requirement shall be calculated giving pro forma effect to the contemplated Discretionary Sale immediately prior to the pricing of such Term Securitization, and
(2) such requirement shall not apply with respect to a Discretionary Sale contemplated by Section
2.6(iv) hereof), and (3) in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Discretionary Sale, the Borrower may effect a Discretionary Sale so long as, immediately after giving effect to such Discretionary Sale and any other transaction described in Section
2.6 substantially contemporaneous therewith, the Borrowing Base Deficiency is reduced or cured) and
(b) immediately after giving effect to any such sale, the Weighted Average Spread Test is satisfied; and
(iii) in the case of any Discretionary Sale in connection with a Term Securitization (other than a Term
Securitization that results in the termination of this Agreement and repayment in full of the Obligations), the Administrative Agent shall have consented in writing to such Discretionary Sale in its sole discretion prior to the pricing date of such Term Securitization (which consent shall be irrevocable following such pricing date).
(d)Sale or Substitution of Warranty Loans. Not later than ten (10) Business Days following the earlier of (i) knowledge by the Borrower or the Servicer that any Loan constitutes a
Warranty Loan or (ii) receipt by the Borrower from the Administrative Agent of written notice thereof, the Borrower shall either:
(i)sell such Loan and make a deposit to the Collection Account in immediately available funds in an amount equal to the sum of (A) the Outstanding Balance of the related Loan as of the date of the repurchase multiplied by the Purchase Price (without giving effect to the proviso in the definition thereof) plus all accrued and unpaid interest thereon plus (B) any expenses or fees with respect to such Loan (including, but not limited to, any Hedge Breakage Costs owed to the Hedge
Counterparty for any termination of one or more Hedge Transactions) and (C) costs and damages incurred by the Administrative Agent or by any Lender in connection with any violation by such Loan of any Applicable Law (a notification regarding the amount of such expenses or fees to be provided by the
Administrative Agent to the Borrower); provided that the Administrative Agent shall have the right to determine whether the amount so deposited is sufficient to satisfy the foregoing requirements; or
(ii)substitute for such Warranty Loan a substitute Eligible Loan, provided that all requirements with respect to Substitutions set forth in this Section 2.14 are satisfied.
Upon receipt of written certification from the Borrower certifying to the confirmation of the deposit of the amounts set forth in Section 2.14(d)(i) into the Collection Account or the delivery by

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the Borrower of a substitute Eligible Loan for each Warranty Loan (the date of such confirmation or delivery, the "Release Date"), such Warranty Loan and related Underlying Assets shall be removed from the Collateral and, as applicable, the substitute Eligible Loan and related Underlying Assets shall be included in the Collateral. On the Release Date of each Warranty Loan, the Collateral Custodian, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the
Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the Administrative Agent, for the benefit of the Secured Parties in, to and under the Warranty Loan and any related Underlying Assets and all future monies due or to become due with respect thereto.
(e)Conditions to Sales and Substitutions. Any Discretionary Sale or sale pursuant to a
Substitution effected pursuant to Section 2.14 shall be subject to the satisfaction of the following conditions:
(i)the Borrower shall deliver a Borrowing Base Certificate to the Administrative
Agent (with a copy to Collateral Custodian);
(ii)the Borrower shall deliver a list of all Loans (or portions thereof) to be sold or substituted to the Administrative Agent (with a copy to Collateral Custodian);
(iii)the Borrower shall notify the Administrative Agent and Collateral Custodian of any amount to be deposited into the Collection Account in connection with any sale or substitution;
(iv)as certified in writing to the Administrative Agent (with a copy to Collateral
Custodian) by the Borrower, the representations and warranties contained in Section 4.1 and
4.2 hereof shall continue to be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects, and except for those representations and warranties made as of a specific date which are true, correct, and complete as of such date) following any sale or Substitution, except to the extent any such representation or warranty relates to an earlier date;
(v)any repayment of Advances Outstanding in connection with any sale or substitution of Loans hereunder shall comply with the requirements set forth in Section 2.3;
(vi)as certified in writing to the Administrative Agent by the Borrower, any
Discretionary Sale or sale in connection with a Substitution shall be made by the Servicer, on behalf of the Borrower, in a transaction (1) reflecting arms-length market terms and (2) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale (other than that the Borrower has good title thereto, free and clear of all
Liens (other than any Permitted Lien described in clause (c), (d), (e) or (f) of such definition) and has the right to sell the related Loan);
(vii)(a) with respect to any Discretionary Sale of an Eligible Loan (other than any Discretionary Sale of an Eligible Loan in connection with a Term Securitization or to another fund or entity managed by the Servicer or an Affiliate of the Servicer) at a cash value that is less than the amount provided in clause (d)(i) above, the written consent of the Administrative Agent shall have been

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obtained, provided, that prior to the occurrence and continuance of a Default or an Event of Default, no such consent shall be required with respect to the Discretionary Sale of any Eligible Loan for which (A)
the entire principal amount thereof is excluded from the Borrowing Base as a result of the application of the Excess Concentration Amount or (B) the Assigned Value is 0% and (b) with respect to any
Discretionary Sale of an Eligible Loan in connection with a Term Securitization or to another fund or entity managed by the Servicer or an Affiliate of the Servicer the purchase price received in cash shall be no less than the product of (1) the Adjusted Borrowing Value of such Eligible Loan multiplied by (2) the
Advance Rate applicable to such Eligible Loan (and the difference between the cash purchase price for such Eligible Loan and the fair market value of such Eligible Loan shall be treated as a distribution to the Transferor);
(viii)the Borrower and Servicer (on behalf of the Borrower) shall pay an amount equal to all Breakage Costs and Hedge Breakage Costs and other accrued and unpaid costs and expenses (including, without limitation, reasonable legal fees) of the Administrative Agent, the Lenders, the Hedge Counterparty and the Collateral Custodian in connection with any such sale, substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent on behalf of the Secured Parties and any other party having an interest in the
Loan in connection with such sale, substitution or repurchase);
(ix)the proceeds of any such sale shall be deposited into the Collection Account to be disbursed in accordance with Section 2.9 hereof or reinvested in Additional Loans in accordance with this Agreement; and
(x)except in the case of a Discretionary Sale, as certified in writing to the
Administrative Agent by the Borrower, no selection procedures adverse to the interests of the
Administrative Agent or the Lenders were utilized by the Borrower or the Servicer, as applicable, in the selection of the Loans (or portions thereof) to be sold or substituted.
(f)Limitations on Sales, Substitutions and Repurchases. Other than with respect to
Warranty Loans, after giving pro forma effect to any transaction pursuant to this Section 2.14, (i) the value of Transferor Loans substituted or sold by the Borrower to the Transferor may not exceed 20% of the Transferor Purchased Principal Balance measured as of the date of such sale or dividend, and (ii) the value of Transferor Loans that are Defaulted Obligations substituted or sold by the Borrower to the
Transferor may not exceed 10% of the Transferor Purchased Principal Balance measured as of the date of such sale or dividend.
(g)The aggregate Outstanding Balance of all Loans (other than Warranty Loans (x) that fail to satisfy any criteria set forth in clause (iii) of the definition of "Eligible Loan" as of the date of acquisition of such Loan, (y) that fail to satisfy the criteria set forth in clause (iii)(j)(ii) of the definition of "Eligible Loan" as of the date of determination or (z) with respect to which the Borrower had failed to deliver the Required Loan Documents described in Section 3.2(i) within the time periods set forth therein) that were acquired by the Borrower from the Transferor or an Affiliate which are transferred by the Borrower to the Transferor or an Affiliate thereof in connection with a Substitution, a Discretionary
Sale (other than a Discretionary Sale in connection with a Term Securitization) or the transfer to the
Transferor pursuant to a dividend shall not exceed in the aggregate, twenty-five percent (25%) of the highest aggregate Outstanding Balance of all Loans and owned by the Borrower during the preceding

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period of twelve (12) calendar months (or for the first twelve (12) calendar months after the Closing
Date, during the period commencing on the Closing Date).
(h)Certification. The consummation of such sale or substitution pursuant to the foregoing provisions shall be deemed to constitute a certification by the Borrower that all conditions precedent thereto have been satisfied (unless expressly waived by the Administrative Agent).
Section 2.15  Assignment of Sale Agreement.
The Borrower hereby collaterally assigns to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower's right, title and interest in and to, but none of its obligations under, the Sale Agreement and any UCC financing statements filed under or in connection therewith to secure the prompt and complete payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, absolute or contingent. In furtherance and not in limitation of the foregoing, the Borrower hereby collaterally assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under the Sale Agreement. The Borrower confirms that, following the occurrence and during the continuance of an Event of Default, the
Administrative Agent, on behalf of the Secured Parties, shall have the right to enforce the Borrower's rights and remedies under the Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.
Section 2.16  Defaulting Lenders.
(a)Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(i)That Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1.
(ii)Any payment of principal, interest, fees or other amounts received by the
Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the
Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or
Event of Default has occurred and is continuing (other than a Default or Event of Default caused solely by such Defaulting Lender, as determined by the Borrower in its reasonable discretion)), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the
Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Advances under this
Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that
Defaulting Lender's breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing (other than a Default or Event of Default caused solely by

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such Defaulting Lender, as determined by the Borrower in its reasonable discretion), to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances in respect of which that Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)No Defaulting Lender shall be entitled to receive any fees payable by the
Borrower pursuant to any Transaction Document for any period during which that Lender is a Defaulting
Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender during such period).
(b)If the Administrative Agent and the Borrower agree in writing that a Defaulting
Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that
Lender will, to the extent applicable, purchase that portion of Advances Outstanding of the other
Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that
Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a
Defaulting Lender.
Section 2.17  Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any additional amount to any Lender or any
Governmental Authority for the account of any Lender pursuant to Section 2.13, the Borrower may request such Lender provide an estimate of the costs and expenses that would be incurred by such
Lender in connection with designating a different lending office for funding or booking its Advances hereunder or assigning its rights and obligations hereunder to another of its offices, branches or affiliates, in each case, which designation or assignment (i) would eliminate or reduce amounts payable pursuant to
Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender in any material respect (as reasonably determined by such Lender).
Upon receipt of such estimate, the Borrower may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment.

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(b)Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender is a Defaulting Lender
hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) to any Transaction Document which is approved by the Borrower, the
Administrative Agent and the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the Transaction
Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(ii)in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; and
(iii)such assignment does not conflict with Applicable Law.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Section 2.18  Increase of Commitment; Facility Amount.
(a)At any time during the Revolving Period, provided that no Event of Default has occurred and is continuing, the Commitment for any Lender may be increased in connection with a corresponding increase in the Facility Amount with the prior written consent of the Borrower, the
Administrative Agent and such Lender; provided that, immediately following such Commitment increase, the Facility Amount shall not exceed $350,000,000. Prior to the effectiveness of any such increase, the Borrower shall, upon the written request of such Lender, execute and deliver to the applicable Lender a revised Note in an aggregate face amount equal to the revised Commitment. The
Borrower confirms that each Lender, in its sole and absolute discretion, without regard to the value or performance of the Loans or any other factor, may elect not to increase its Commitment. Upon such increase, Annex A hereto shall be deemed to be revised to reflect such increase in such Lender's
Commitment.
(b)The Borrower may, with the written consent of the Administrative Agent, add additional Persons as Lenders. Each additional Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a Transferee Letter.
Section 2.19  Refunding of Swingline Advances.

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(a)Each Swingline Advance shall be refunded by the Lenders on the first Business Day following the date of such Swingline Advance (each such date, a "Swingline Refund Date"). Such refundings shall be made by the Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Advances of the Lenders on the books and records of the Administrative Agent.
Each Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline
Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline
Refund Date.
(b)The Borrower shall pay to the Swingline Lender, within five (5) Business Days of demand, the amount of such Swingline Advances to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded.
If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the
Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Pro Rata Shares.
(c)Each Lender acknowledges and agrees that its obligation to refund Swingline
Advances in accordance with the terms of this Section 2.19 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 3.2. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Advances pursuant to this Section 2.19. a bankruptcy or insolvency proceeding relating to the Borrower, the Servicer or the Transferor shall have occurred, each
Lender will, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Lender will immediately transfer to the
Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Advance, the Swingline
Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).
Section 2.20  Effect of Benchmark Transition Event.
(a)Notwithstanding anything to the contrary herein or in any other Transaction
Document, upon the occurrence of a Benchmark Transition Event with respect to any then-current
Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such
Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark
Transition Event will become effective at 5:00 p.m. (New York City Time) on the fifth (5th) Business
Day after the Administrative Agent has posted such proposed amendment to all Lenders and the
Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders.
(b)In connection with the implementation and administration of a Benchmark
Replacement, the Administrative Agent will have the right to make Benchmark Replacement
Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other  Transaction  Document,  any amendments  implementing such  Benchmark  Replacement

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Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)The Administrative Agent will promptly notify the Borrower and the Lenders of
(i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii)
the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark
Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark
Unavailability Period. Any determination, decision or election that may be made by the Administrative
Agent or Lenders pursuant to this Section 2.20 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.20.
(d)The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof or any alternative, successor or replacement rate thereto (including any
Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its
Affiliates or other related entities may engage in transactions that affect the calculation of the
Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Loan Parties. The
Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the
Loan Parties, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate
(or component thereof) provided by any such information source or service.
ARTICLE III
CONDITIONS TO THE CLOSING DATE AND ADVANCES
Section 3.1Conditions to Closing Date.
No Lender, the Administrative Agent or the Collateral Custodian shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing, by the Administrative Agent:
(a)This Agreement and the other Transaction Documents shall have been duly executed by, and, other than the Collateral Custodian and Collateral Administrator Fee Letter, delivered to, the parties hereto and thereto, and the Administrative Agent shall have received such other

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documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement;
(b)The Administrative Agent shall have received reasonably satisfactory evidence that the
Borrower, the Transferor and the Servicer have obtained all required consents and approvals of all
Persons to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby;
(c)The Borrower, the Transferor and the Servicer shall each have delivered to the
Administrative Agent a certification in the form of Exhibit D;
(d)The Borrower, the Transferor and the Servicer shall each have delivered to the
Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C;
(e)The Servicer shall have delivered to the Administrative Agent certification that no
Default, Event of Default, Change of Control or Servicer Termination Event has occurred and is continuing;
(f)The Administrative Agent and, with respect to the opinions described in clauses
(A) and (C) below, the Collateral Custodian and the Collateral Administrator, shall have received the executed legal opinion or opinions of Dechert LLP, counsel to the Loan Parties, covering (A)
enforceability of this Agreement and the other Transaction Documents, (B) true sale and non-consolidation matters, and (C) UCC and perfection matters; in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion;
(g)The Administrative Agent shall have received the executed legal opinion or opinions of Troutman Pepper Locke LLP, counsel to the Collateral Administrator and the Collateral Custodian,
in form and substance acceptable to the Administrative Agent in its reasonable discretion;
(h)The Borrower and the Administrative Agent shall have executed the Fee Letter, and the Borrower shall have paid all fees due on the Closing Date and unpaid under the Fee Letter and all costs and expenses (including, for avoidance of doubt, all reasonable and documented out-of-pocket costs and expenses including legal fees, due diligence fees and expenses incurred by the Administrative
Agent) owing on the Closing Date under the Transaction Documents;
(i)The Borrower and the Collateral Custodian shall have executed the Collateral
Custodian and Collateral Administrator Fee Letter, and the Borrower shall have paid all fees due on the
Closing Date and unpaid under the Collateral Custodian and Collateral Administrator Fee Letter;
(j)If requested by such Lender, each applicable Lender shall have received a duly executed copy of its Note, in a principal amount equal to the Commitment of such Lender;
(k)The Administrative Agent shall have received a secretary's certificate of each Loan
Party, the Securities Intermediary, the Collateral Administrator and the Collateral Custodian (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative
Agent, of the applicable governing body or authorized person of such Loan Party authorizing (A) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and (B) the borrowings contemplated thereunder, and a certification

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that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of such Loan Party and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification as to the incumbency and signature of the officers of such Loan Party, the
Securities Intermediary, the Collateral Administrator and the Collateral Custodian, respectively, executing any Transaction Document and (iv) that includes certificates dated as of a recent date from the
Secretary of State or other appropriate authority, evidencing the good standing of such Loan Party, the
Securities Intermediary, the Collateral Administrator and the Collateral Custodian, respectively, in the jurisdiction of its organization, which secretary's certificate shall be in form and substance satisfactory to the Administrative Agent and shall be executed by a Responsible Officer of such Loan Party, the
Securities Intermediary the Collateral Administrator and the Collateral Custodian, respectively;
(l)The Administrative Agent shall have received the results of a recent search by a
Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and Transferor, and bankruptcy and pending lawsuits with respect to the Borrower and Transferor and the results of such search shall be satisfactory to the Administrative Agent;
(m)[Reserved];
(n)The Administrative Agent shall have received confirmation (which may be in the form of an email) from its counsel that: (i) the facility as described herein does not represent an ownership interest in the Borrower pursuant to the Volcker Rule; (ii) the Administrative Agent's role in the facility is not prohibited by the Volcker Rule; (iii) the structure of the facility is compliant with the promulgations of the Volcker Rule and (iv) other regulations as applicable;
(o)The results of the due diligence procedures, as carried out by the Administrative
Agent, are satisfactory to the Administrative Agent, in its reasonable discretion;
(p)The Administrative Agent shall have received (x) all documentation and other information requested by such Administrative Agent required by regulatory authorities with respect to the Borrower, the Transferor and the Servicer under applicable "know your customer" and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and (y) if the
Borrower qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, a Beneficial
Ownership Certification in relation to the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent; and
(q)All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Transaction
Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the
Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.
Section 3.2Conditions Precedent to All Advances and Acquisitions of Additional Loans.

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Each Loan Advance under this Agreement, each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) and each acquisition of Additional Loans in connection with a
Substitution pursuant to Section 2.14(b) (each, a "Transaction") shall be subject to the satisfaction (or waiver by Administrative Agent) of the following conditions precedent that:
(a)With respect to any Loan Advance, the Servicer shall have delivered to the
Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator) no later than the deadline set forth in Section 2.2(c) (or such shorter period as may be agreed to by the
Administrative Agent and each Lender), a Funding Notice in the form of Exhibit A-1 and a Borrowing
Base Certificate giving effect to (i) any Loan proposed to be acquired by the Borrower in connection with such Transaction and (ii) any other intended use of the proceeds of such Loan Advance, including any proposed Equity Distribution.
(b)With respect to any Reinvestment of Principal Collections permitted by Section
2.14(a)(i) and each acquisition of Additional Loans in connection with a Substitution pursuant to Section
2.14(b), the Servicer on behalf of the Borrower shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), no later than 3:00 p.m. (New York
City Time) on the day of such reinvestment, a Reinvestment Notice in the form of Exhibit A-3.
(c)On the date of such Transaction the following shall be true and correct, and the
Borrower and the Servicer shall have certified in the related Borrower's Notice that all conditions precedent to the requested Transaction have been satisfied and shall thereby be deemed to have certified that:
(i)The representations and warranties contained in Section 4.1 and Section
4.2 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is expressly made as of another specific date);
(ii)No event has occurred and is continuing, or would result from such
Transaction or from the application of proceeds thereof, that constitutes an Event of Default, Default,
Change of Control or Servicer Termination Event;
(iii)On and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section
2.14, that any existing Borrowing Base Deficiency is reduced);
(iv)No Applicable Law shall prohibit or enjoin the making of such Advance or
Swingline Advance by any Lender or the proposed Reinvestment of Principal Collections or acquisition of Additional Loans or other use of proceeds of such Advance or Swingline Advance; and
(v)Immediately after giving effect to such Transaction, the Weighted Average
Spread Test is satisfied.

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(d)(i) With respect to any Loan Advance under this Agreement or any Reinvestment of
Principal Collections pursuant to Section 2.14(a)(i), the Revolving Period End Date shall not have occurred and (ii) with respect to any Transaction, the Termination Date shall not have occurred;
(e)[reserved];
(f)The Borrower and Servicer shall have delivered to the Administrative Agent (and, if applicable, to Collateral Custodian) all reports required to be delivered as of the date of such
Transaction including, without limitation, all deliveries required by Section 2.2;
(g)In connection with the initial Loan Advance, the Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11, shall have reimbursed the Lenders
(other than any Defaulting Lender), the Collateral Custodian and the Administrative Agent for all
reasonable and documented fees, costs and expenses then required to be paid in connection with the closing of the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the
Administrative Agent (in each case, to the extent any invoice therefor has been submitted to the
Borrower prior to such initial Loan Advance);
(h)With respect to an acquisition of any Additional Loan, the Borrower shall have received a copy of a notice substantially in the form of Exhibit A-5 attached hereto, executed by the
Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (ii) of the definition of "Eligible Loan", of the Loans to be added to the
Collateral; and
(i)In connection with each Loan Advance (to the extent that any Additional Loan is being acquired in connection therewith), unless otherwise waived by Administrative Agent in its sole discretion, (i) the Borrower (or the Servicer on its behalf) shall have delivered to the Collateral
Custodian (with a copy to the Administrative Agent), no later than 1:00 p.m. (New York City Time) on the Advance Date, (A) a Loan Checklist with respect to each Loan proposed to be pledged as Collateral by the Borrower in connection with such Transaction, (B) an Assignment of Underlying Instruments in
the form of Exhibit F (including Exhibit A thereto) or, with respect to any Agented Note with respect to which the Borrower is not party to any Underlying Instrument other than the relevant credit agreement, an assignment agreement in accordance with the requirements set forth in clause (a) of the definition of
"Required Loan Documents" and (C) a faxed or emailed copy of the duly executed original promissory notes for each Loan in respect of which a promissory note is issued or, to the extent not previously provided under clause (B) above, a faxed or emailed copy of a fully executed assignment agreement naming the Borrower as assignee or, if the Borrower is a direct party thereto, of the fully executed loan or credit agreement related to such Loan and if any Loans are closed in escrow, a written certification from the closing attorneys of such Loan that all documentary conditions to such Loan have been satisfied, provided that, notwithstanding the foregoing, the Borrower shall cause the Required Loan
Documents to be in the possession of the Collateral Custodian within five (5) Business Days of any related Advance Date with respect to any Loan and (ii) the Collateral Custodian shall have delivered to the Administrative Agent a certification that each Loan proposed to be pledged as Collateral by the

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Borrower in connection with such Transaction has complied with the Review Criteria, as set forth in
Section 7.2.
To the extent not waived, the failure of any of the foregoing conditions precedent to be satisfied in respect of any Loan Advance shall give rise to a right of the Administrative Agent and the applicable Lender, which right may be exercised at any time on the demand of the applicable Lender, to rescind the pro rata portion of such Advance or Swingline Advance relating to the Loan or Loans where the foregoing conditions precedent were not waived or satisfied and direct the Borrower to pay to the
Administrative Agent for the benefit of the applicable Lender an amount equal to such pro rata portion of the relevant Advance or Swingline Advance.
Section 3.3Custodianship; Transfer of Loans and Permitted Investments.
(a)The Collateral Custodian shall hold all Certificated Securities and Instruments delivered to it as Collateral in accordance with the terms hereof in physical form at the Custody
Facilities or at such other location identified to the Administrative Agent and the Borrower. Any successor Collateral Custodian shall be a state or national bank or trust company which is not an
Affiliate of the Borrower and which is a Qualified Institution.
(b)Each time that the Borrower (or the Servicer on behalf of the Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower (or the Servicer on behalf of the Borrower) shall, if such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation has not already been delivered to the Collateral Custodian in accordance with the requirements set forth in clause (a) of the definition of
"Required Loan Documents", cause the delivery of such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation in accordance with the requirements set forth in clause (a) of the definition of "Required Loan Documents"
to the Collateral Custodian at the Custody Facilities.
(c)The Borrower (or the Servicer on behalf of the Borrower) shall direct that the
Collateral Custodian cause all Collateral acquired by the Borrower that constitutes Financial Assets to be credited to the Collateral Account, and shall cause all Loans and Permitted Investments acquired by the Borrower to be delivered to the Collateral Custodian by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Administrative Agent a valid security interest in each Loan and Permitted Investment, which security interest shall be senior to that of any other creditor of the Borrower (whether now existing or hereafter acquired) (subject to Permitted
Liens):
(i)in the case of an Instrument or a Certificated Security represented by a
Security Certificate in registered form by having it Indorsed to the Collateral Custodian or in blank by an effective Indorsement or registered in the name of the Administrative Agent and by (A) delivering such
Instrument to the Collateral Custodian or delivering such Security Certificate to the Collateral Custodian at the Custody Facilities (or at such other location identified to the Administrative Agent and the
Borrower) and (B) causing the Collateral Custodian to maintain (on behalf of the Administrative Agent)
continuous possession of such Instrument or Security Certificate at the Custody Facilities (or at such other location identified to the Administrative Agent and the Borrower);

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(ii)in the case of an Uncertificated Security, other than a Security Entitlement credited to a Securities Account, by (A) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective;
(iii)in the case of any Security Entitlement, by causing each such Security
Entitlement to be credited to a Securities Account in the name of the Borrower pursuant to the Account
Control Agreement; and
(iv)in the case of General Intangibles (including any Loan or Permitted
Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming the Borrower as debtor and the Administrative Agent as secured party and describing the Loan or Permitted Investment (as the case may be) as the collateral at the filing office of the Secretary of State of the State of Delaware (it being understood that a UCC financing statement describing the collateral as "all assets of the Borrower" or words of similar effect will be deemed to satisfy the requirements of this clause (iv) in the case of any General Intangibles to be delivered by the
Borrower).
(d)The security interest of the Administrative Agent in any Collateral disposed of in a transaction permitted by this Agreement shall, immediately and without further action on the part of the
Administrative Agent, be released and the Collateral Custodian shall immediately release such
Collateral to, or as directed by, the Borrower.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.1Representations and Warranties of the Borrower.
The Borrower represents and warrants as to itself as follows as of the Closing Date, each
Funding Date, each Measurement Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (it being understood that any representation made only as of a specified date shall only be required to be true and correct as of such specific date):
(a)Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral.
(b)Due Qualification. The Borrower is (i) duly qualified to do business and is in good standing as a limited liability company in its jurisdiction of formation, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved would not reasonably be expected to have a Material
Adverse Effect.

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(c)Power and Authority; Due Authorization; Execution and Delivery. The Borrower
(i) has all necessary power, authority and legal right to (a) execute and deliver each Transaction
Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction Document to which it is a party and the granting of a security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower.
(d)Binding Obligation. Each Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against such party in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity.
(e)No Violation. The consummation of the transactions contemplated by each
Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Governing Documents of the Borrower or any material
Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien (other than
Permitted Liens) upon any of the Borrower's properties pursuant to the terms of any such Contractual
Obligation, or (iii) violate any Applicable Law in any material respect.
(f)Agreements. The Borrower is not party or subject to any agreement or instrument that has resulted or would reasonably be expected to result in a Material Adverse Effect.
(g)No Proceedings. (i) As of the Closing Date, there is no litigation or proceeding pending or, to the knowledge of a Responsible Officer of the Borrower, threatened in writing or investigation pending against the Borrower, before any Governmental Authority and (ii) as of any date thereafter on which these representations and warranties are brought down, there is no litigation or proceeding pending or, to the knowledge of a Responsible Officer of the Borrower, threatened in writing or investigation pending, against the Borrower before any Governmental Authority (A) asserting the invalidity of any Transaction Document to which the Borrower is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the
Borrower is a party or (C) that would reasonably be expected to have a Material Adverse Effect.
(h)All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Borrower of each Transaction Document to which the
Borrower is a party have been obtained except (i) for all the UCC financing statements to be made or otherwise delivered to the Administrative Agent for filing as of (or promptly following) the Closing
Date, or (ii) where the failure to obtain such approvals, authorizations, consents, orders, licenses or filings would not reasonably be expected to have a Material Adverse Effect.
(i)Reserved.

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(j)Solvency. The Borrower is not the subject of any Insolvency Proceedings or
Insolvency Event. The transactions under the Transaction Documents to which the Borrower is a party do not and will not render the Borrower not Solvent.
(k)Taxes.
(i)The Borrower is and has always been treated as a disregarded entity of the
Transferor for U.S. federal income tax purposes.
(ii)The Borrower has timely filed or caused to be timely filed (taking into account valid extensions of the time for filing) all U.S. federal income and other material Tax returns required to be filed by it and has timely paid all U.S. federal income and other material Taxes required to be paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
(l)Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the proceeds from the transfer of the Collateral) will violate or result in a violation of Section 7 of the
Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T,
U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower
does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.
(m)Security Interest.
(i)this Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the Collateral in favor of the
Administrative Agent, on behalf of the Secured Parties, which security interest is validly perfected under
Article 9 of the UCC and is prior to all other Liens (other than Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower, except as may be limited by Insolvency
Laws or by equitable principles relating to enforceability;
(ii)this Agreement constitutes a security agreement within the meaning of
Section 9-102(a)(73) of the UCC as in effect from time to time in the State of New York;
(iii)the Collateral is comprised of "instruments", "general intangibles",
"certificated securities", "security entitlements", "uncertificated securities", "deposit accounts",
"securities accounts", "investment property" and "proceeds" (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under Section 4.1(m)(i);
(iv)with respect to Collateral that constitutes Deposit Accounts:
(1)the Borrower has taken all steps necessary to enable the
Administrative Agent to obtain "control" (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each such Account; and

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(2)such Accounts are not in the name of any Person other than the
Borrower, subject to the Lien of the Administrative Agent. The Borrower has not instructed the depository bank of any Account to comply with the instructions of any Person other than the
Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive
Control, the Borrower and the Servicer may cause cash in such Accounts to be invested in Permitted
Investments, and the proceeds thereof to be distributed in accordance with this Agreement;
(v)with respect to Collateral that constitutes Security Entitlements:
(1)all of such Security Entitlements have been credited to an Account that is a Securities Account and the securities intermediary for each such Securities Account has agreed to treat all assets credited to such Account as Financial Assets within the meaning of the UCC as in effect from time-to-time in the State of New York;
(2)the Borrower has taken all steps necessary to enable the
Administrative Agent to obtain "control" (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each Account that is a Securities Account; and
(3)the Accounts that are Securities Accounts are not in the name of any
Person other than the Borrower, subject to the Lien of the Administrative Agent. The Borrower has not
instructed the securities intermediary of any Account that is a Securities Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that, until the
Administrative Agent delivers a Notice of Exclusive Control, the Borrower and the Servicer may cause cash in the Accounts that are Securities Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement;
(vi)each Account constitutes a "securities account" as defined in the Section
8-501(a) of the UCC as in effect from time-to-time in the State of New York;
(vii)the Borrower owns and has good and marketable title to the Collateral free and clear of any Lien of any Person (other than Permitted Liens);
(viii)the Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the Administrative
Agent, on behalf of the Secured Parties;
(ix)the Borrower has taken all necessary steps to authorize the Administrative
Agent to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the
Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the Borrower's jurisdiction of organization;
(x)upon the delivery to the Collateral Custodian of all Collateral constituting
"instruments" and "certificated securities" (as defined in the UCC as in effect from time to time in the jurisdiction where the Collateral Custodian's Corporate Trust Office is located), the crediting of all
Collateral that constitutes Financial Assets (as defined in the UCC as in effect from time to time in the
State of New York) to an Account and the filing of the financing statements described in this Section
4.1(m) in the jurisdiction in which the Borrower is located, such security interest shall be a valid and

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first priority (subject to Permitted Liens) perfected security interest in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the
State of New York;
(xi)other than Permitted Liens and the security interest granted to the
Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral.
The Borrower has not authorized the filing of and is not aware of any financing statements against the
Borrower that include a description of any collateral included in the Collateral other than any financing statement (A) relating to the security interest, if any, granted to the Borrower under the Sale Agreement,
(B) that has been terminated and/or fully and validly assigned to the Administrative Agent on or prior to the date hereof or (C) reflecting the Liens granted hereunder. Other than Permitted Liens, there are no judgments or tax lien filings against the Borrower;
(xii)all original executed copies of each underlying promissory note, if any, that constitute or evidence each Loan that is evidencing a promissory note has been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;
(xiii)other than any assignment to the Borrower in connection with the
Borrower's acquisition of the related Loan, if applicable, none of the underlying promissory notes that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent on behalf of the
Secured Parties;
(xiv)with respect to Collateral that constitutes a "certificated security,"
such certificated security has been delivered to the Collateral Custodian on behalf of the Administrative
Agent and, if in registered form, has been specially Indorsed to the Collateral Custodian or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent upon original issue or registration of transfer by the Borrower of such certificated security; and
(xv)with respect to Collateral that constitutes an Uncertificated Security, the Borrower has caused the Administrative Agent to gain "control" of such Collateral pursuant to
Section 8-106(c) of the UCC and such control remains effective.
(n)Reports Accurate. All information, reports, notices, exhibits, financial statements, documents, books, records or reports relating to the Borrower furnished in writing to the Administrative
Agent, the Collateral Custodian or any Lender by any Loan Party in connection with this Agreement
(other than any financial projections, pro forma financial information, other forward-looking statements, information of a general economic or general industry nature and information relating to third parties)
are, as of the date furnished, true, complete and correct in all material respects when taken as a whole and after giving effect to any updates thereof (or, (A) in the case of general economic data, industry information or information, if not prepared by or under the direction of the Borrower, true and correct in all material respects as of the date furnished and to the knowledge of the Borrower, when taken as a whole, or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to the Borrower at such time; it being recognized that projections and forward-looking information are subject to significant uncertainty and contingencies (many of which are beyond the control of the Borrower) and are therefore not to be

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viewed as fact and actual results during such future period or periods covered by such projections and forward-looking information may materially differ from the results set forth therein); provided that, in each case, solely with respect to information furnished by the Borrower or the Servicer which was provided to the Borrower or the Servicer from an Obligor or other third party with respect to a Loan or information that was not prepared by or under the direction of the Borrower or the Servicer or any of their respective Affiliates, such information need only be accurate, true and correct in all material respects to the actual knowledge of a Responsible Officer of the Borrower or the Servicer, as the case may be; provided further that, the Borrower makes no representation with respect to (i) any statements of opinion in any internal credit memo or (ii) any statements of fact in any internal credit memo that do not relate to the Loans.
(o)Location of Offices. The Borrower's location (within the meaning of Article 9 of the
UCC) is, and at all times has been, the State of Delaware. The Borrower has not changed its name
(whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location within the four (4) months preceding the Closing Date, in each case other than any change of name or other corporate change for which notice has been duly provided pursuant to Section 5.1(o)(vii).
(p)Legal Name. Each Loan Party's exact legal name is, and at all times has been the name as set forth on Schedule I hereto.
(q)Sale Agreement. The Sale Agreement (including without limitation, each assignment and assumption agreement, transfer document or instrument (including any Loan Assignment
Agreement) relating to each Loan to be pledged evidencing the assignment of such Loan from any prior third party owner thereof directly to the Borrower) is the only agreement pursuant to which the
Borrower purchases Collateral from the Transferor.
(r)Value Given. The Borrower has given reasonably equivalent value to the Transferor or the applicable third party seller of each Loan in consideration for the transfer to the Borrower of each
Loan, and no such transfer has been made for or on account of an antecedent debt owed by the
Borrower to the Transferor, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(s)Accounting. The Borrower accounts for the transfers to it of interests in Collateral as sales of such Collateral for financial accounting purposes and for legal purposes (but not for tax purposes) on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.
(t)Special Purpose Entity. The Borrower has not and shall not:
(i)engage in any business or activity other than the origination, purchase, receipt, management and sale of Collateral, the transfer and pledge of Collateral pursuant to the terms of the Transaction Documents, the entry into and the performance under the Transaction Documents,
Underlying Instruments and Hedge Transactions, and such other activities as are incidental thereto;
(ii)acquire or own any assets other than (a) the Collateral and related assets,
(b) Permitted Investments and/or (c) incidental property as may be necessary for the operation of the

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Borrower and the performance of its obligations under the Transaction Documents and Underlying
Instruments;
(iii)merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than in accordance with the provisions hereof), without in each case first obtaining the prior written consent of the Administrative Agent, or except as permitted by this Agreement, change its legal structure, or jurisdiction of formation;
(iv)except as otherwise permitted under clause (iii) above, fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of the Administrative
Agent, amend, modify, terminate or fail to comply with the special purpose entity provisions of its operating agreement, or fail to observe limited liability company formalities;
(v)form, acquire or own any Subsidiary, own any equity interest in any other entity (other than any Subsidiary formed to hold Equity Securities (so long as the equity of such
Subsidiary becomes part of the Collateral hereunder and such Subsidiary is subject to special purpose provisions substantially similar to those applying to the Borrower) for tax purposes or any Equity
Security received in exchange for a defaulted Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof), or make any
Investment in any Person (other than Permitted Investments or any Equity Security received in exchange for a defaulted Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof) without the prior written consent of the
Administrative Agent;
(vi)commingle its assets with the assets of any of its Affiliates, or of any other
Person, except as expressly permitted by the Transaction Documents;
(vii)incur any Indebtedness, secured or unsecured, direct or contingent
(including guaranteeing any obligation), other than (i) Indebtedness incurred under the terms of the
Transaction Documents, (ii) with respect to any Revolving Loan or Delayed Draw Loan owned by the
Borrower, obligations to fund under the terms of the Underlying Instruments, (iii) Indebtedness in conjunction with a repayment of all Obligations and a termination of all the Commitments, (iv) accrued expenses and payables in the ordinary course of business which are paid when due and (v) obligations pursuant to any Hedge Transaction;
(viii)fail to pay its debts and liabilities from its assets as the same shall become due; provided, however, in its capacity as Servicer, KKR FS Income Trust (or any successor)
may from time to time advance expenses of the Borrower for which KKR FS Income Trust (or any successor) is later reimbursed pursuant to Section 2.7;
(ix)fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person;
(x)enter into any contract or agreement with any Person, except (a) as permitted by the Transaction Documents and its organizational documents, (b) contracts and agreements

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on customary terms relating to the acquisition, origination and disposition of the Collateral, (c) the
Underlying Instruments, and (d) other contracts or agreements that are upon terms and conditions that are commercially reasonable and that would be available on an arms-length basis with third parties;
provided that, for the avoidance of doubt with regard to this clause (x), (i) acquisitions of Collateral from the Transferor or its Affiliates, and sales of Collateral to the Transferor and its Affiliates, each in accordance with other provisions of this Agreement and the other Transaction Documents shall be permitted, (ii) the Borrower may make Restricted Payments permitted by Section 5.2(e) and (iii) the
Transferor may contribute cash or other property as a capital contribution to the Borrower, such capital contribution to be deposited, at the Borrower's election, into any Account;
(xi)[reserved];
(xii)fail to correct any known misunderstandings regarding the separate identity of the Borrower and the Transferor or any other Person;
(xiii)except as provided in this Agreement, guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person;
(xiv)fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity of the Person with which such other party is transacting business, or (b)
to suggest that it is responsible for the debts of any third party (including any of its principals or
Affiliates);
(xv)fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
provided that the foregoing shall not require the Borrower's equityholders to make additional capital contributions;
(xvi)[reserved];
(xvii)except as may be required or permitted by the Code and regulations or other applicable state or local tax law, hold itself out as or be considered as a department or division of
(a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c) any other Person;
(xviii)fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Borrower's assets may be included in a consolidated financial statement of its Affiliate provided that (a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from such
Affiliate and to indicate that the Borrower's assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (b) such assets shall also be listed on the
Borrower's own separate balance sheet (if any is prepared);
(xix)fail to pay its own liabilities and expenses only out of its own funds;
(xx)fail to pay the salaries of its own employees, if any;

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(xxi)[reserved];
(xxii)[reserved];
(xxiii)fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;
name;
(xxiv)to the extent used, fail to use separate invoices and checks bearing its own
(xxv)pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder or any Permitted Liens relating to any Equity Security;
(xxvi)(A) fail to have at least one (1) independent member (the "Special
Member") which shall be a natural Person, which member must, in each such instance, be a Person who has prior experience as a Special Member, independent manager or independent member with at least three years of employment experience and who is provided by Citadel SPV, CT Corporation,
Corporation Service Company, Global Securitization Services, National Registered Agents, Inc.,
Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional Special Members, another nationally recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of the
Borrower and that provides professional Special Members and other corporate services in the ordinary course of its business, and which individual is duly appointed as a Special Member and is not, and for the five-year period prior to his or her appointment as Special Member, has not, and will not while serving as Special Member be, any of the following: (w) a member, partner, equityholder, manager, director, officer or employee of the Borrower or any of their respective equityholders or Affiliates (other than as a Special Member of the Borrower or an Affiliate of the Borrower that are structured to be bankruptcy remote); (x) a creditor, supplier or service provider (including provider of professional services) to the Borrower or any of its equityholders or Affiliates (other than a nationally recognized company that routinely provides professional Special Members and other corporate services to the
Borrower or any of its equityholders or Affiliates in the ordinary course of business); or (y) an immediate family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (B) fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Special Member during the Covenant
Compliance Period shall require the written consent of the Administrative Agent. A natural person who otherwise satisfies the foregoing definition and satisfies clause (w) above by reason of being the Special
Member of a "special purpose entity" affiliated with the Borrower shall be qualified to serve as a Special
Member of the Borrower provided that Borrower shall have ten (10) Business Days to replace any
Special Member with a person approved by Administrative Agent in its reasonable discretion upon the death, resignation or incapacitation of the current Special Member;
(xxvii)fail to provide that the unanimous consent of all members (including the consent of the Borrower's Special Member) is required for the Borrower to (a) institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under

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any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (e) make any assignment for the benefit of the Borrower's creditors, (f) admit in writing its inability to pay its debts generally as they become due, or (g) take any action in furtherance of any of the foregoing; or
(xxviii)fail to file its own tax returns separate from those of any other Person, except to the extent that the Borrower is treated as a disregarded entity for U.S. federal income tax purposes and is not required to file tax returns under applicable law, and pay any taxes required to be paid by it under applicable law.
(u)[Reserved].
(v)Investment Company Act. The Borrower is not a "registered investment company"
within the meaning of, and is not subject to registration under, the 1940 Act.
(w)ERISA. None of Borrower, Transferor or, except as would not reasonably be expected to result in a Material Adverse Effect, any ERISA Affiliate maintains or sponsors an
"employee pension benefit plan," as such term is defined in Section 3 of ERISA which is subject to Title
IV of ERISA or Section 412 of the Code (a "Pension Plan") and none of Borrower or, except as would not reasonably be expected to result in a Material Adverse Effect, any ERISA Affiliate has any
obligation to contribute to or liability (contingent or otherwise) with respect to any Multiemployer Plan under Title IV of ERISA. Neither the underlying assets of Borrower or the Transferor constitute "plan assets" within the meaning of the U.S. Department of Labor regulation located at 29 C.F.R. Section
2510.3 101, as modified in application by Section 3(42) of ERISA or "plan assets" of any plan subject to
Similar Law, that in the case of the application of any such Similar Law would result in the consummation of the transactions contemplated hereby violative of such Similar Law.
(x)Compliance with Law. The Borrower has complied in all respects with all Applicable
Law to which it may be subject, except for instances of non-compliance or contravention that would not reasonably be expected to have a Material Adverse Effect.
(y)[Reserved].
(z)Full Payment. As of the date of the Borrower's acquisition thereof, the Borrower has no knowledge of any fact which should lead it to expect that any Loan will not be repaid by the relevant
Obligor in full.
(aa)  Accuracy of Representations and Warranties. Each representation or warranty by the Borrower in any report, financial statement, exhibit, schedule, certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct in all material respects when made (it being understood that any representation made only as of a specified date shall only be required to be true and correct as of such specific date).
(bb)  Sanctions. The Borrower is not (a) a Sanctioned Person, (b) controlled by or acting on behalf of a Sanctioned Person, or (c) to its knowledge, under investigation for an alleged breach of Sanction(s) by a governmental authority that enforces Sanctions.

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(cc) Beneficial Ownership Certification. The information included in the Beneficial
Ownership Certification is true and correct in all respects.
The representations and warranties in Section 4.1(m) shall survive the termination of this
Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent and the Required Lenders.
Section 4.2Representations and Warranties of the Borrower Relating to the Agreement and
the Collateral.
The Borrower represents and warrants as follows as of the Closing Date, each
Measurement Date, and as of each other date provided under this Agreement or the other Transaction
Documents on which such representations and warranties are required to be (or deemed to be) made:
(a)Eligibility of Collateral. The Borrower has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the Loan List. As of the Closing
Date and each Funding Date, (i) the Loan List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the
Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete in all material respects as of the related Funding Date, (ii) each such Loan included in the Borrowing Base is an
Eligible Loan, and (iii) each Loan included in the Collateral is free and clear of any Lien of any Person
(other than Permitted Liens).
(b)No Fraud. To the Borrower's knowledge, each Loan was originated without any fraud or material misrepresentation.
Section 4.3Representations and Warranties of the Servicer.
The Servicer represents and warrants as follows as of the Closing Date, each
Measurement Date, and as of each other date provided under this Agreement or the other Transaction
Documents on which such representations and warranties are required to be (or deemed to be) made:
(a)Organization and Good Standing. The Servicer has been duly organized, and is validly existing as a statutory trust in good standing, under the laws of the State of Delaware, with all requisite power and authority to execute, deliver and perform its obligations as Servicer under this
Agreement.
(b)Due Qualification. The Servicer is duly qualified to do business, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved would not reasonably be expected to have a Material
Adverse Effect.
(c)Power and Authority; Due Authorization; Execution and Delivery. The Servicer
(i) has all necessary trust power, authority and legal right to (a) execute and deliver each Transaction
Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary trust action, the execution, delivery and

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performance of each Transaction Document to which it is a party. This Agreement and each other
Transaction Document to which the Servicer is a party have been duly executed and delivered by the
Servicer.
(d)Binding Obligation. Each Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
(e)No Violation. The consummation of the transactions contemplated by each
Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer's certificate of trust, trust agreement or any material
Contractual Obligation of the Servicer which, in the case of any Contractual Obligation, would reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of any
Lien (other than Permitted Liens) upon any of the Servicer's properties pursuant to the terms of any such material Contractual Obligation, or (iii) violate any Applicable Law that would reasonably be expected to have a Material Adverse Effect.
(f)No Proceedings. There is no litigation or proceeding or, to the knowledge of the
Servicer, investigation pending or threatened in writing against the Servicer, before any Governmental
Authority (i) asserting the invalidity of any Transaction Document to which the Servicer is a party, (ii)
seeking to prevent the consummation of any of the transactions contemplated by any Transaction
Document to which the Servicer is a party or (iii) that would reasonably be expected to have a Material
Adverse Effect.
(g)All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of each Transaction Document to which the
Servicer is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action would not reasonably be expected to have a Material
Adverse Effect.
(h)Reports Accurate. All information, reports, notices, exhibits, financial statements, documents, books, records or reports relating to the Borrower or the Servicer furnished in writing to the
Administrative Agent, the Collateral Custodian or any Lender by or on behalf of the Servicer in connection with this Agreement (other than any financial projections, pro forma financial information, other forward- looking statements, information of a general economic or general industry nature and all third party memos or reports) are, as of the date furnished, true, complete and correct in all material respects when taken as a whole (or, (A) in the case of general economic data, industry information or information, if not prepared by or under the direction of the Servicer, true and correct in all material respects as of the date furnished and to the knowledge of the Servicer, when taken as a whole, or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to the Servicer at such time; it being recognized that projections and forward-looking information are subject to significant uncertainty and contingencies
(many of which are beyond the control of the Servicer) and are therefore not to be viewed as fact and actual results during such future period or periods covered by such projections and forward-looking

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information may materially differ from the results set forth therein); provided that, in each case, solely with respect to information furnished by the Borrower or the Servicer which was provided to the
Borrower or the Servicer from an Obligor or other third party with respect to a Loan or information that was not prepared by or under the direction of the Borrower or the Servicer or any of their respective
Affiliates, such information need only be accurate, true and correct in all material respects to the actual knowledge of the Borrower or the Servicer, as the case may be; provided further that, the Servicer makes no representation with respect to (i) any statements of opinion in any internal credit memo or (ii)
any statements of fact in any internal credit memo that do not relate to the Loans.
(i)Solvency. The Servicer is not the subject of any Insolvency Proceedings or
Insolvency Event.
(j)Compliance with Law. The Servicer has complied with all Applicable Law to which it may be subject, except for instances of non-compliance or contravention that would not reasonably be expected to have a Material Adverse Effect.
(k)Sanctions. The Servicer is not (a) a Sanctioned Person, (b) to its knowledge controlled by or acting on behalf of a Sanctioned Person, or (c) aware that it is under investigation for an alleged breach of Sanction(s) by a governmental authority that enforces Sanctions.
(l)Fraud. To the knowledge of the Servicer, each Loan was acquired by the Borrower without any fraud or material misrepresentation on the part of the Obligor.
Section 4.4Representations and Warranties of the Collateral Administrator and the Collateral
Custodian.
Each of the Collateral Administrator and the Collateral Custodian represents and warrants as to itself as follows:
(a)Organization; Power and Authority. It is a duly organized and validly existing in good standing under the laws of its jurisdiction of organization. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian or Collateral
Administrator, as applicable, under this Agreement.
(b)Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian or Collateral
Administrator, as applicable.
(c)No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its constitutional documents or, to the best of its knowledge, any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral
Custodian or the Collateral Administrator, as applicable, is a party or by which it or any of its property is bound.

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(d)No Violation. The execution and delivery of this Agreement, the performance of the
Transactions contemplated hereby to be performed by it and the fulfillment of the terms hereof applicable to it will not conflict with or violate, in any material respect, any Applicable Law as to the
Collateral Custodian or the Collateral Administrator, as applicable.
(e)All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian or the Collateral
Administrator required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian or the Collateral Administrator of the transactions contemplated hereby and the fulfillment by the Collateral Custodian or the Collateral Administrator of
the terms hereof have been obtained.
(f)Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the
Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity
(whether considered in a suit at law or in equity). The Agreement constitutes the legal, valid and binding obligation of the Collateral Administrator, enforceable against the Collateral Administrator in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
ARTICLE V
GENERAL COVENANTS
Section 5.1Affirmative Covenants of the Borrower.
During the Covenant Compliance Period:
(a)Compliance with Laws. The Borrower will comply in all material respects with all
Applicable Laws applicable to Borrower or any of its assets, including those with respect to the
Collateral or any part thereof, except for instances of non-compliance that would not reasonably be expected to have a Material Adverse Effect.
(b)Preservation of Borrower Existence. The Borrower will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation,
(ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would reasonably be expected to have a Material Adverse Effect and (iii) maintain the Governing
Documents of the Borrower in full force and effect and shall not amend the same without the prior written consent of the Administrative Agent; provided that the Borrower shall be permitted to enter into any amendment where such amendment is not a Material Amendment (where "Material Amendment"
means that the amendment would not reasonably be expected to materially and adversely affect the interests of any Secured Party or would not reasonably be expected to have a Material Adverse Effect;
provided that, for the avoidance of doubt, any amendment or modification to the special purpose provisions contained in the Governing Documents of the Borrower shall be deemed to be a Material
Amendment), without the consent of (but with ten (10) Business Days' prior notice to) the
Administrative Agent, provided that if the Administrative Agent considers that the proposed amendment

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so notified to it is a Material Amendment (the "Proposed Amendment") it may, by giving written notice to the Borrower, as applicable, on or before the date falling ten (10) Business Days after the date (the
"Amendment Notification Date") on which the Administrative Agent is notified of the amendment, notify the Borrower in writing that it considers the Proposed Amendment to be a Material Amendment and that the Administrative Agent's consent to the Proposed Amendment is therefore required and the
Administrative Agent shall, on or before the date falling ten (10) Business Days after the Amendment
Notification Date, notify the Borrower in writing whether it (acting reasonably) consents to the Proposed
Amendment (such consent not to be unreasonably withheld).
(c)Performance and Compliance with Collateral. The Borrower will, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Collateral, the Transaction Documents and all other agreements related to such
Collateral.
(d)Keeping of Records and Books of Account. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities.
The Borrower will permit any representatives designated by the Administrative Agent to visit and inspect the financial records and the properties of such person at reasonable times and as often as reasonably requested, without unreasonably interfering with such party's business and affairs and to make copies of such financial records, and permit any representatives designated by the Administrative
Agent to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor, in each case, other than (x) material and affairs protected by the attorney-client privilege, (y) materials which such party may not disclose without violation of confidentiality obligations binding upon it and (z) materials which such party may not disclose without violation of any Applicable Law. Unless an Event of Default shall have occurred and be continuing, the right of the Administrative Agent to visit and inspect financial records and properties shall be limited to not more than one (1) such visit and inspection in any fiscal year; provided that after the occurrence of an Event of Default and during its continuance, there shall be no limit to the number of such visits and inspections, and after the resolution of such Event of Default, the number of visits occurring in the then current fiscal year shall be deemed to be zero.
(e)Protection of Interest in Collateral. With respect to the Collateral acquired by the
Borrower, the Borrower will at the Borrower's expense, take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Collateral and the Administrative Agent's security interest in the Collateral, in each case free and clear of any Lien (other than Permitted Liens) including, without limitation, (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing, maintaining (at the Borrower's expense) effective financing statements against the Transferor in all necessary or appropriate filing offices (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect to the Collateral in appropriate filing offices (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices that are reasonably requested by the Administrative Agent.
(f)Deposit of Collections.

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(i)The Borrower shall, or shall cause the Servicer to, instruct each Obligor or relevant administrative agent, as applicable (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the Transferor), to deliver all Collections in respect of the Collateral to the General Collection Account, the Canadian Dollar Account, the Euro Account, the
GBP Account or the Australian Dollar Account, as applicable.
(ii)The Borrower shall, or shall cause the Servicer to, within two (2) Business
Days after receipt and identification thereof, direct the Collateral Custodian to transfer from the General
Collection Account (A) all Collections received by it in respect of the Collateral attributable to Interest
Collections to the Interest Collection Account, or, if applicable, the Canadian Dollar Account, the Euro
Account, the GBP Account or the Australian Dollar Account, (B) other than as provided in clause (C), all Collections received by it in respect of the Collateral attributable to Principal Collections to the
Principal Collection Account or, if applicable, the Canadian Dollar Account, the Euro Account, the GBP
Account or the Australian Dollar Account and (C) to the extent provided in Section 2.9(e), Collections to the Unfunded Exposure Account.
(g)Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(t).
(h)[Reserved].
(i)Events of Default. Promptly following the actual knowledge or receipt of notice by a
Responsible Officer of the Borrower of the occurrence of any Event of Default or Default, the Borrower will provide the Administrative Agent, Collateral Administrator, and the Collateral Custodian with written notice of the occurrence of such Event of Default or Default of which the Borrower has actual knowledge or has received notice; provided that if such Default is subsequently cured within the time period for such Default set forth herein, the failure to provide notice of such Default shall not itself result in an Event of Default hereunder. In addition, such notice will include a written statement of a
Responsible Officer of the Borrower setting forth the details of such event (to the extent known by the
Borrower) and the action, if any, that the Borrower proposes to take with respect thereto. The
Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.
(j)Obligations. The Borrower shall pay its respective Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon the Collateral or any part thereof, except, in each case, where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves with respect thereto have been provided on the books of the Borrower to the extent the failure to pay or discharge would not reasonably be expected to have a Material Adverse Effect.
(k)Taxes.
(i)The Borrower will at all times continue to be treated as a disregarded entity of the Transferor for U.S. federal income tax purposes and owned by a “U.S. Person” for U.S. federal income tax purposes.

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(ii)The Borrower will timely file or cause to be timely filed (taking into account valid extensions of the time for filing) all U.S. federal income and other material Tax returns required to be filed by it and will timely pay or cause to be paid all U.S. federal income and other material Taxes due, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
(l)Use of Proceeds. The Borrower will use the proceeds of the Advances only to (i)
acquire Loans or fund unfunded commitments with respect to Loans, (ii) fund the Unfunded Exposure
Account in accordance with the terms hereof, (iii) make Equity Distributions in accordance with the terms hereof, or (iv) pay related fees and expenses (including expenses payable hereunder).
(m)Obligor Notification Forms. The Administrative Agent may, in its discretion after the occurrence and during the continuance of a Servicer Termination Event or an Event of Default, send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the
Secured Parties' interest in the Collateral and the obligation to make payments as directed by the
Administrative Agent.
(n)Adverse Claims. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens on any of the Accounts other than the Lien created by this Agreement and other Permitted Liens.
(o)Notices. The Borrower will, or will cause the Servicer to, furnish each of the following documents to the Administrative Agent, which shall forward copies of the same to the
Lenders:
(i)Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the IRS or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of, or assess or propose the collection of Taxes required to have been withheld by, the Borrower which equal or exceed $100,000 in the aggregate, telephonic or facsimile notice (confirmed in writing within five (5) Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof;
(ii)Auditors' Management Letters. Promptly after the receipt thereof, any auditors' management letters are received by the Borrower or by its accountants;
(iii)Representations and Warranties. Promptly after the actual knowledge or receipt of notice of a Responsible Officer of the Borrower of the same, the Borrower shall notify the
Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall have been incorrect in any respect) at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any
Funding Date of any facts or circumstances within the knowledge of a Responsible Officer of the
Borrower which would render any of the said representations and warranties untrue in any material

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respect (except for such representations and warranties as are qualified by materiality, a Material
Adverse Effect or any similar qualifier, which representations and warranties would be rendered untrue in any respect) as of such Funding Date;
(iv)ERISA. Promptly after receiving notice of any Reportable Event with respect to the Borrower (or any ERISA Affiliate thereof), a copy of such notice. In the event that the Borrower's or the Transferor's underlying assets constitute "plan assets" within the meaning of the U.S. Department of Labor regulation located at 29 C.F.R. Section 2510.3 101, as modified in application by Section
3(42) of ERISA or "plan assets" of any plan subject to Similar Law, as to which the application of such
Similar Law would result in the consummation or performance of the transactions contemplated hereby violative of such Similar Law, notice of such event within five (5) Business Days of the occurrence of such event;
(v)Proceedings. Within five (5) Business Days after a Responsible Officer of the
Borrower receives notice or obtains knowledge thereof or the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the
Collateral, the Transaction Documents, the Secured Parties' interest in the Collateral, or the Borrower;
provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties'
interest in the Collateral, or the Borrower, in excess of $1,000,000 or more shall be deemed to be material for purposes of this Section 5.1(o);
(vi)Notice of Certain Events. Within three (3) Business Days of a Responsible
Officer of the Servicer becoming aware thereof, notice of (1) any Servicer Termination Event, (2) any
Value Adjustment Event, (3) any other event or circumstance that would reasonably be expected to have a Material Adverse Effect, or (4) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan) listed in the definition of "Eligible Loan";
(vii)Corporate Changes. Within ten (10) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, corporate structure, tax characterization or location of physical records of the Borrower; provided that the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral;
and
(viii)[Reserved].
Any obligation to deliver any notice or certificate pursuant to this Section 5.1(o)
shall be deemed to automatically be satisfied to the extent that a corresponding notice is delivered by the Servicer pursuant to Section 5.3(h).

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(p)Contest Recharacterization. The Borrower shall in good faith contest any attempt to recharacterize the treatment of the Loans as property of the bankruptcy estate of the Transferor.
(q)Reporting Date Reporting. The Borrower shall deliver (or shall cause to be delivered) a Reporting Date Report, determined as of the Determination Date, and delivered to the
Administrative Agent and Collateral Custodian not later than 3:00 p.m. (New York City Time) on the
Reporting Date. Each such Reporting Date Report shall contain instructions to the Collateral Custodian to withdraw funds on the related Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable.
(r)[Reserved].
(s)Financial Statements. The Borrower shall cause to be furnished to the Administrative
Agent for distribution to each Lender:
(i)commencing with the fiscal year ended December 31, 2024, as soon as available, but in any event within 120 days after the end of each fiscal year of the Transferor, a copy of the audited financial statements of the Transferor as at the end of such year, setting forth in each case in comparative form the figures for the previous year, and, in each case, prepared on a consolidated basis
(including consolidated schedules showing financial results of the Borrower) and, reported on without a
"going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants firm of nationally recognized standing; provided, that the financial statements required to be delivered pursuant to this clause (i) which are made available via
EDGAR, or any successor system of the Securities Exchange Commission, in the Transferor's annual report on Form 10-K, shall be deemed delivered to the Administrative Agent on the date such documents are made so available;
(ii)commencing with the fiscal quarter ending March 31, 2025, as soon as available, but in any event not later than sixty (60) days after the end of each of the first three quarterly periods of each fiscal year of Transferor, the unaudited financial statements of the Transferor as at the end of such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year and, in each case, prepared on a consolidated basis (including consolidated schedules showing financial results of the Borrower), each of which shall be certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided, that the financial statements required to be delivered pursuant to this clause (ii) which are made available via EDGAR, or any successor system of the
Securities Exchange Commission, in the Transferor's quarterly report on Form 10-Q, shall be deemed delivered to the Administrative Agent on the date such documents are made so available; and
(iii)all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

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(t)Certificates; Other Information. The Borrower shall furnish to the Administrative
Agent for distribution to each Lender:
(i)on each Measurement Date, a Borrowing Base Certificate and Loan Tape
showing the Borrowing Base and the Availability as of such date and evidencing that Borrower is in full compliance with the financial covenant set forth in Section 5.2(n) as of such date, certified as complete and correct in all material respects by a Responsible Officer of the Borrower; provided that with respect to the Measurement Date referenced in clause (v) of the definition of Measurement Date, the Borrowing
Base Certificate and Loan Tape required under this clause (i) shall be as of month end but be deliverable on the twentieth (20th) day of the next calendar month (or if such day is not a Business Day, the next succeeding Business Day);
(ii)within five (5) Business Days following its effective date, a copy of any material amendment, restatement, supplement, waiver or other modification to any Underlying
Instrument of any Eligible Loan;
(iii)[reserved];
(iv)within 120 days after the end of each fiscal year of the Transferor
(commencing with the fiscal year ending December 31, 2025), a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative Agent) to the effect that such accountants (or such other party) have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule IV, it being understood that the Borrower and the Administrative Agent may provide an updated Schedule
IV reflecting any further amendments to such Schedule IV on or prior to the last day of the first fiscal year of the Transferor to end following the Closing Date, a copy of which shall replace the then existing
Schedule IV) to certain documents and records relating to the Collateral and the Loan Parties, compared the information contained in the Borrowing Base Certificates (including the Borrowing Base Certificates delivered pursuant to Section 5.1(q)) delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants (or such other party) that caused them to believe that the information and the calculations included in such Borrowing
Base Certificates were not determined or performed in accordance with the material provisions of this
Agreement, except for such exceptions as such accountants (or such other party) shall believe to be immaterial and such other exceptions as shall be set forth in such statement, or a Servicer Termination
Event occurred during the applicable reporting period;
(v)within ninety (90) days after the end of each fiscal year of the Borrower
(commencing with the fiscal year ending December 31, 2025), a static pool report in the form of Exhibit
A-8 shall be provided to Administrative Agent; and
(vi)promptly, such additional financial and other information as the
Administrative Agent may from time to time reasonably request.
(u)Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under Applicable Law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions

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contemplated by the Transaction Documents and in order to grant, preserve, protect, perfect or more fully evidence the validity and first priority (subject to Permitted Liens) of the security interests and
Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(u). The Borrower agrees to provide such evidence as the
Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.
(v)Non-Consolidation. The Borrower shall at all times act in a manner such that each of the assumptions made by Dechert LLP in their opinion regarding non-consolidation matters delivered pursuant to Section 3.1(f) is true and accurate in all material respects. The Borrower shall at all times observe and be in compliance in all material respects with all covenants and requirements in the
Governing Documents of the Borrower.
(w)Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports reasonably available to it respecting the
Collateral or the condition or operations, financial or otherwise, of the Servicer or the Borrower as the
Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other Secured Parties under or as contemplated by this
Agreement.
(x)Hedging.
(i)Each Hedge Transaction entered into by Borrower from time to time shall be entered into with the Hedge Counterparty and governed by the Hedging Agreement and the net amount of the payments to and from the Borrower under such Hedging Agreement shall be paid into the
Collection Account (if payable by such Hedge Counterparty) or from the Collection Account to the extent funds are available under Sections 2.7(a)(3) and 2.7(a)(7), Sections 2.7(b)(3) and 2.7(b)(7) or
Sections 2.8(3) and 2.8(7) of this Agreement (if payable by the Borrower).
(ii)As additional security hereunder, Borrower hereby assigns to the
Administrative Agent, as agent for the Secured Parties, all right, title and interest but none of the obligations of the Borrower in the Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by the Hedge Counterparty to Borrower under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge
Collateral"), and grants a security interest to the Administrative Agent, as agent for the Secured Parties, in the Hedge Collateral to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any
Secured Party for the performance by Borrower of any such obligations.

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(iii)So long as the notional amount of any Hedge Transaction is satisfactory to the
Administrative Agent, the entire principal balance of the related Loan shall be treated as a Floating Rate
Loan for all purposes of this Agreement.
(y)Beneficial Ownership Regulation. Promptly following any request therefor, the
Borrower shall deliver to the Administrative Agent information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership
Regulation.
(z)Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The
Borrower shall: (a) comply with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws,
and shall maintain policies and procedures reasonably designed to ensure compliance with the
Anti-Money Laundering Laws and Anti-Corruption Laws, (b) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money
Laundering Laws, including with respect to the legitimacy of the applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify the applicable investor for purposes of the Anti-Money Laundering Laws, (c)
ensure it does not use any of the credit in violation of any Anti-Corruption Laws or Anti-Money
Laundering Law, (d) ensure it does not fund any repayment of the credit in violation of any
Anti-Corruption Laws or Anti-Money Laundering Laws. The Borrower shall, upon the request of the
Administrative Agent from time to time, provide certification and other evidence of the Borrower's and each Person controlling the Borrower's compliance with this Section 5.1(z).
Section 5.2Negative Covenants of the Borrower.
During the Covenant Compliance Period:
(a)Other Business. The Borrower will not (i) engage in any business other than (A)
entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the origination, acquisition, ownership and management of the Collateral, (C) the sale of Loans as permitted hereunder and (D) the distribution of
Restricted Payments to the extent permitted by the Transaction Documents, (ii) incur any Indebtedness other than (A) Indebtedness incurred under the terms of the Transaction Documents, (B) with respect to any Revolving Loan or Delayed Draw Loan owned by the Borrower, obligations to fund under the terms of the Underlying Instruments, and (C) Indebtedness in conjunction with a repayment of all Obligations and a termination of all the Commitments, or (iii) form any Subsidiary or make any Investment in any other Person except as expressly permitted hereunder.
(b)Collateral Not to be Evidenced by Instruments. The Borrower will take no action to cause any Loan that is not, as of the Closing Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is promptly delivered to the Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan.
(c)Security Interests. Except as otherwise permitted herein and in respect of any
Discretionary Sale, Substitution or sale of a Warranty Loan, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than

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Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the Administrative Agent of the existence of any
Lien (other than Permitted Liens) on any Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties (other than Permitted Liens).
(d)Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, Division Transaction, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein
(other than as permitted pursuant to this Agreement or the Sale Agreement); provided that the Borrower may (x) acquire any Equity Security received in exchange for a Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof or
(y) receive warrants in connection with the acquisition of any Loan from time to time.
(e)Restricted Payments. The Borrower shall not make any Restricted Payments other than (i) distributions of amounts paid to it in accordance with Sections 2.7, 2.8, 2.9 and any other provision of any Transaction Document which expressly requires or permits payments to be made to or amounts to be reimbursed to the Borrower or the Transferor, (ii) Permitted RIC Distributions and (iii)
with the proceeds of Advances; provided that, in connection with any Restricted Payment under clause
(ii) or (iii) above (including a Permitted RIC Distribution made with the proceeds of Advances), immediately after giving effect to such Restricted Payment, there shall not exist a Borrowing Base
Deficiency and the Borrower shall have delivered to the Administrative Agent a Borrowing Base
Certificate to such effect; provided, further, that in connection with any Restricted Payment under clause
(ii) above, (A) immediately after giving effect to such Restricted Payment, the Weighted Average
Spread Test is satisfied (or, if not satisfied immediately after giving effect to such Restricted Payment, the degree of compliance with such Weighted Average Spread Test is maintained or improved after giving effect to such Restricted Payment) (B) no event has occurred and is continuing, or would result from such Restricted ~~Payment~~ or from the application of proceeds thereof, that constitutes an Event of
Default and (C) the conditions to the making of a Loan Advance set forth in Sections 3.2(c)(i), 3.2(c)(iii)
and 3.2(c)(iv) hereof are satisfied in connection therewith (as if such Permitted RIC Distribution ~~is~~as a
Loan Advance for such purpose).
(f)Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated
Securities or Instruments from the Custody Facilities on the Closing Date, unless the Borrower has given at least thirty (30) days' written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties' first priority (subject to Permitted Liens) perfected security interest continues in effect.
(g)ERISA Matters. The Borrower will not (i) allow its or the Transferor's underlying assets to constitute "plan assets" within the meaning of the U.S. Department of Labor regulation located at 29 C.F.R. Section 2510.3 101, as modified in application by Section 3(42) of ERISA or "plan assets"
of any plan subject to Similar Law that would cause the entering into or performance of this Agreement or the transactions contemplated hereby to be a violation of such Similar Law, (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code,
or funding deficiency with respect to any Pension Plan or an ERISA Affiliate, if any, other than a

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Multiemployer Plan, except as would not reasonably be expected to result in a Material Adverse Effect,
(iv) fail to make or permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such
Multiemployer Plan or any law pertaining thereto, except as would not reasonably be expected to result in a Material Adverse Effect, (v) terminate any Pension Plan of an ERISA Affiliate, if any, so as to
result in any liability, except as would not reasonably be expected to result in a Material Adverse Effect,
(vi) permit to exist any occurrence of any Reportable Event with respect to a Pension Plan of an ERISA
Affiliate, if any, except as could not reasonably be expected to result in a Material Adverse Effect, or
(vii) make or permit any ERISA Affiliate to make a complete or partial withdrawal from a
Multiemployer Plan or be notified by the sponsor of a Multiemployer Plan or any ERISA Affiliate that it or any ERISA Affiliate has incurred withdrawal liability to such Multiemployer Plan, except as would not reasonably be expected to result in a Material Adverse Effect.
(h)[Reserved].
(i)Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Servicer to make any change, in its instructions to any relevant administrative agent or Obligor or the Transferor, as applicable, regarding payments to be made with respect to the
Collateral to the Collection Account, the Canadian Dollar Account, the Euro Account, the GBP Account
or the Australian Dollar Account, as applicable, unless the Administrative Agent has consented to such change.
(j)[Reserved].
(k)Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice providing a detailed explanation of such changes. For the avoidance of doubt, this clause (k) does not pertain to any changes in accounting policy required by GAAP.
(l)[Reserved].
(m)Compliance with Sanctions. The Borrower will not and will not permit any Person controlling the Borrower to, directly or to its knowledge indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Person, or
(ii) in any manner that would be prohibited by Sanctions or would otherwise cause any Secured Party to be in breach of any Sanctions. The Borrower and each Person controlling the Borrower shall comply in all material respects with applicable Sanctions, and shall maintain policies and procedures reasonably designed to ensure compliance with the Sanctions. Neither the Borrower nor person controlling the
Borrower will fund any repayment with proceeds derived from any transaction that would be prohibited by Sanctions.
(n)Minimum Total Interest Coverage Ratio. Upon the earlier of (i) six (6) months from the Closing Date and (ii) the first month end following the Closing Date on which such test is passed,
Borrower shall not permit its Total Interest Coverage Ratio to be less than 1.50 to 1.00.
Section 5.3Affirmative Covenants of the Servicer.

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During the Covenant Compliance Period:
(a)Compliance with Law. The Servicer will comply in all material respects with all
Applicable Law, including those with respect to the Collateral or any part thereof, except for instances of non-compliance that would not reasonably be expected to have a Material Adverse Effect.
(b)Preservation of Company Existence. The Servicer will (i) preserve and maintain its trust existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a statutory trust in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or would reasonably be expected to have, a Material Adverse Effect.
(c)Performance and Compliance with Collateral. The Servicer will take all commercially reasonable actions within its control consistent with the Servicer Standard so as to permit the Borrower to duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with the administration of each item of Collateral, except where such failure would not reasonably be expected to have a Material Adverse Effect, and will not take any action that the Servicer would reasonably expect to impair the rights of the Administrative Agent, for the benefit of the Secured Parties, or of the Secured Parties in, to and under the Collateral (other than
Permitted Liens). It is understood and agreed that the Servicer does not hereby assume any obligations of the Borrower in respect of any Advances or assume any responsibility for the performance by the
Borrower of any of its obligations hereunder or under any other agreement executed in connection herewith that would be inconsistent with its undertaking as the Servicer or in its capacity as the
Transferor under the Sale Agreement.
(d)Keeping of Records and Books of Account.
(i)The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral.
(ii)The Servicer will permit any representatives designated by the Administrative
Agent (and the Lenders shall have the opportunity to attend) to visit and inspect the financial records and the properties of such person at reasonable times and as often as reasonably requested, without unreasonably interfering with such party's business and affairs and to make copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and condition of the Servicer with the officers thereof and independent accountants therefor, in each case, other than (x) material and affairs protected by the attorney-client privilege, (y) materials which such party may not disclose without violation of confidentiality obligations binding upon it and
(z) materials which such party may not disclose without violation of any Applicable Law. Unless an
Event of Default shall have occurred and be continuing, the right of the Administrative Agent to visit and inspect financial records and properties shall be limited to not more than one (1) such visit and inspection in any fiscal year; provided that after the occurrence of an Event of Default and during its continuance, there shall be no limit to the number of such visits and inspections, and after the resolution of such Event of Default, the number of visits occurring in the then current fiscal year shall be deemed

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to be zero; provided, further, that the Borrower shall not be liable for the costs and expenses of more than one such visit in any calendar year unless an Event of Default has occurred hereunder, in which event the number of visits for which the Servicer shall be liable for the costs and expenses shall not be limited.
(iii)The Servicer will on or prior to the date hereof, mark its internal records to reflect the ownership of the Collateral by the Borrower.
(e)Events of Default. Promptly following a Responsible Officer of the Servicer's knowledge or notice of the occurrence of any Event of Default or Default, the Servicer will provide the
Administrative Agent and the Collateral Custodian with written notice of the occurrence of such Event of
Default or Default of which the Servicer has knowledge or has received notice; provided that if such
Default is subsequently cured within the applicable time period for such Default set forth herein, the failure to provide notice of such Default shall not itself result in an Event of Default hereunder. In addition, such notice will include a written statement of a Responsible Officer of the Servicer setting forth the details (to the extent known to the Servicer) of such event and the action that the Servicer proposes to take with respect thereto. The Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.
(f)Other. The Servicer will promptly furnish to the Administrative Agent such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Servicer that (x) are in the Servicer's possession or
(y) with respect to the Collateral, can be obtained by the Servicer through reasonable inquiry and without undue expense, as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement.
(g)Proceedings. The Servicer will furnish to the Administrative Agent, as soon as possible and in any event within five (5) Business Days after any Responsible Officer of the Servicer receives notice or obtains actual knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, a material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case that would reasonably be expected to have a Material Adverse Effect on the Collateral, the Transaction Documents,
the Secured Parties' interest in the Collateral, or the Borrower or the Servicer; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties' interest in the
Collateral, or the Borrower in excess of $500,000 or the Servicer in excess of $5,000,000 shall be deemed to be expected to have such Material Adverse Effect for the purposes of this Section 5.3(g).
(h)Required Notices. The Servicer will furnish to the Administrative Agent and the
Collateral Custodian, promptly (and in any event within three (3) Business Days) upon becoming aware thereof, notice of (1) any Servicer Termination Event, (2) any Value Adjustment Event, (3) any Change
of Control, (4) any other event or circumstance that would reasonably be expected to have a Material
Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria

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(other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan) listed in the definition of "Eligible Loan", (6) the occurrence of any payment default by an Obligor on any Loan or (7) any violation of any Sanctions, Anti-Money Laundering Laws,
Anti-Corruption Laws or Sections 4.1(bb), 4.3(k), 5.1(z), 5.2(m) and 5.3(i).
(i)Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The
Servicer shall: (a) comply with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws,
and shall maintain policies and procedures reasonably designed to ensure compliance in all material respects with the Anti-Money Laundering Laws and Anti-Corruption Laws, (b) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the
Anti-Money Laundering Laws, (c) ensure it does not use any of the credit in violation of any
Anti-Corruption Laws or Anti-Money Laundering Law and (d) ensure it does not fund any repayment of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws.
Section 5.4 Negative Covenants of the Servicer.
During the Covenant Compliance Period:
(a)Mergers, Acquisition, Sales, etc. Unless the Servicer is the surviving company in a merger, the Servicer will not consolidate with or merge into any other Person, perform a Division
Transaction or convey or transfer its properties and assets substantially as an entirety to any Person unless:
(i)the Servicer has delivered to the Borrower and the Administrative Agent an
Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, Division
Transaction, conveyance or transfer and such supplemental agreement executed in connection therewith comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Borrower or the Administrative Agent may reasonably request;
(ii)the Servicer shall have delivered notice of such consolidation, merger,
Division Transaction, conveyance or transfer to the Borrower and the Administrative Agent (which shall forward copies of the same to the Lenders promptly upon receipt thereof); and
(iii)after giving effect thereto, no Default or Event of Default shall have occurred.
(b)Change of Location of Underlying Instruments. Subject to Section 7.8, the
Servicer shall not, without the prior consent of the Administrative Agent, consent to the Collateral
Custodian moving any Certificated Securities or Instruments from the Custody Facilities, as applicable, on the Closing Date, unless the Servicer has given at least thirty (30) days' written notice to the
Administrative Agent and has authorized the Administrative Agent to take all actions required under the
UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the
Administrative Agent as agent for the Secured Parties in the Collateral.
(c)Change in Payment Instructions to Obligors. The Servicer will not consent to the
Collateral Custodian making any change in its instructions to Obligors or any relevant administrative

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agent, as applicable, regarding payments to be made with respect to the Collateral in accordance with
Section 2.9 hereof, unless the Administrative Agent has consented to such change.
Section 5.5Affirmative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
(a)Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law.
(b)Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or would reasonably be expected to have, a
Material Adverse Effect.
(c)Location of Underlying Instruments. Subject to Section 7.8, the Underlying
Instruments in physical form shall remain at all times in the possession of the Collateral Custodian at the
Custody Facilities unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the
Servicer on a temporary basis in accordance with the terms hereof, except as such Underlying
Instruments may be released pursuant to this Agreement.
Section 5.6Negative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
(a)Underlying Instruments. The Collateral Custodian will not dispose of any documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any
Collateral except as contemplated by this Agreement.
(b)No Changes to Collateral Custodian Fee. Neither the Collateral Custodian nor the
Collateral Administrator will make any changes to the Collateral Custodian Fee set forth in the
Collateral Custodian and Collateral Administrator Fee Letter without the prior written approval of the
Administrative Agent and the Borrower.
ARTICLE VI
COLLATERAL ADMINISTRATION
Section 6.1Designation of the Servicer.
Subject to Section 6.8, the servicing, administering and management of the Collateral shall be conducted by the Servicer. The Servicer may, with the prior written consent of the
Administrative Agent (which consent may be withheld in its sole discretion) (provided that consent from the Administrative Agent shall not be required for any delegation to or subcontracting with an Affiliate of the Servicer), subcontract with any other Person for servicing, administering or collecting the

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Collateral; provided that (i) the Servicer shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to such Person, (ii) the Servicer shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Servicer pursuant to the terms hereof without regard to any subcontracting arrangement and (iii) any such subcontract shall be subject to the provisions hereof.
Section 6.2Duties of the Servicer.
(a)Appointment. The Borrower hereby appoints the Servicer as its agent to service the
Collateral and enforce its rights and remedies in, to and under such Collateral. The Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein. The Servicer and the Borrower hereby acknowledge that the Administrative Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.
(i)Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to service the Collateral from time to time, all in accordance with Applicable
Law and the Servicer Standard. Without limiting the foregoing, the duties of the Servicer (on behalf of the Borrower) shall include the following:
(1)selecting, supervising, managing, monitoring and directing on behalf of the Borrower the investment, reinvestment and disposition of Loans (including (A) identifying, evaluating and negotiating the structure of potential Loans, (B) performing due diligence on potential
Loans, (C) directing the activities of the credit and investment committees established to evaluate potential Loans, (D) making decisions (with the consent of the Administrative Agent to the extent specified herein) relating to the price, size and timing of the Borrower's investments in Loans, (E)
providing on-going monitoring of the Borrower's existing and potential Loans, (F) making investment decisions regarding credit improved, credit risk, defaulted and relative value trades of the Borrower and
(G) providing trade settlement and portfolio compliance services to the Borrower);
(2)assisting the Borrower in exercising the rights and obtaining the benefits to which it is entitled hereunder and under and in connection with Loans;
(3)preparing and submitting claims to, and acting as post-billing liaison with, Obligors on each Loan (for which no administrative or similar agent exists);
(4)maintaining all necessary records and reports with respect to the
Collateral and providing such reports to the Administrative Agent in respect of the management and administration of the Collateral (including information relating to its performance under this Agreement)
as may be required hereunder or as the Administrative Agent may reasonably request;
(5)maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate management and administration records evidencing the Collateral in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for
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(6)promptly delivering to the Administrative Agent, the Collateral
Administrator and the Collateral Custodian, from time to time, such information and management and administration records (including information relating to its performance under this Agreement) (x) are in the Servicer's possession or (y) can be obtained by the Servicer through reasonable inquiry, as the
Administrative Agent, the Collateral Administrator or the Collateral Custodian may from time to time reasonably request;
(7)identifying each Loan clearly and unambiguously in its records to reflect that such Loan is owned by the Borrower and that the Borrower is granting a security interest therein to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement;
(8)notifying the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened in writing to be asserted by an Obligor against the Borrower or with respect to any Loan (or portion thereof) or (2)
that would reasonably be expected to have a Material Adverse Effect, in each case of which it has knowledge or has received written notice;
(9)maintaining the first priority, perfected security interest of the
Administrative Agent, as agent for the Secured Parties, in the Collateral subject to Permitted Liens;
provided that the Servicer shall have no responsibility for filing or maintaining effective financing statements (including any amendments thereto or assignments thereof) in any filing offices, or filing continuation statements, amendments or assignments with respect thereto in any filing offices;
(10)so long as KKR FS Income Trust or one of its Affiliates is the
Servicer and to the extent that such Loan Files are not held by the Collateral Custodian, whether at the
Custody Facilities or otherwise, maintaining the Loan File(s) with respect to Loans included as part of the Collateral; provided that upon the occurrence and during the continuance of an Event of Default or a
Servicer Termination Event, the Administrative Agent may request the Loan File(s) to be sent to the
Administrative Agent or its designee; provided that the Administrative Agent adheres to the confidentiality provisions under this Agreement with respect to such Loan File(s);
(11)so long as KKR FS Income Trust or one of its Affiliates is the
Servicer, to the extent that such Loan Files are not held by the Collateral Custodian, whether at the
Custody Facilities or otherwise, with respect to each Loan included as part of the Collateral, making the
Loan Files available for inspection by the Administrative Agent, upon reasonable advance notice, at the offices of the Servicer during normal business hours; provided that the Person conducting such inspection adheres to the confidentiality provisions under this Agreement with respect to such Loan
File(s); and
(12)directing the Collateral Custodian to make payments pursuant to the instructions set forth in the latest Reporting Date Report in accordance with Section 2.7 and
Section 2.8.
(b)Each of the Borrower, the Administrative Agent, each Lender and the Hedge
Counterparty hereby authorizes the Servicer to take any and all reasonable steps consistent with the
Servicer Standard in its name and on its behalf necessary or desirable in the determination of the
Servicer and not inconsistent with Borrower's ownership of the Collateral and the Grant by the Borrower

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to the Administrative Agent on behalf of the Secured Parties hereunder, to collect all amounts due under any and all Collateral, including, endorsing any of their names on checks and other instruments representing Interest Collections and Principal Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof. The Borrower, and the Administrative Agent, on behalf of the
Secured Parties shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectability of the
Collateral. In no event shall the Servicer be entitled to make any Secured Party a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation
(other than any foreclosure or similar collection procedure) without the Administrative Agent's consent.
(c)In performing its duties, the Servicer shall perform its obligations in compliance with the Servicer Standard.
(d)Notwithstanding anything to the contrary contained herein, the exercise by the
Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Servicer Termination Notice), shall not release the Servicer (unless replaced by a
Replacement Servicer), the Transferor or the Borrower from any of their duties or responsibilities with respect to the Collateral except to the extent provided in Section 6.8 hereof. The Secured Parties, the
Administrative Agent, the Hedge Counterparty and the Collateral Custodian shall not have any obligation or liability with respect to any Collateral, other than to use reasonable care in the custody and preservation of collateral in such party's possession, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder unless one of them becomes a Replacement Servicer hereunder; provided that the Collateral Custodian shall be deemed to have exercised reasonable care in, and satisfied its obligations with respect to, the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose in accordance with the terms of this Agreement. The
Collateral Custodian and the Collateral Administrator shall not have any obligation or liability with respect to any Collateral, other than as provided for herein or in any other Transaction Documents to which the Collateral Custodian or the Collateral Administrator is a party, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder, unless one of them becomes the
Replacement Servicer hereunder.
(e)It is hereby acknowledged and agreed that, in addition to acting in its capacity as
Servicer pursuant to the terms of this Agreement, KKR FS Income Trust will engage in other business and render other services outside the scope of its capacity as Servicer (including acting as administrative agent or as a lender with respect to Underlying Instruments). It is hereby further acknowledged and agreed that such other activities shall in no way whatsoever alter, amend or modify any of the Servicer's rights, duties or obligations under the Transaction Documents.
(f)It is acknowledged and agreed that in circumstances in which a Person other than the
Borrower, the Transferor or the Servicer acts as lead agent with respect to any Loan, the Servicer shall perform its administrative and management duties hereunder only to the extent that, as a lender under the related loan syndication Underlying Instruments, it has the right to do so.

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(g)The Servicer will collect or use its commercially reasonable efforts to cause to be collected, all payments called for under the terms and provisions of the Loans included in the Collateral as and when the same become due, all in accordance with the Servicer Standard. Neither the Borrower nor the Servicer may waive, modify or otherwise vary any provision of an item of Collateral (including, but not limited to, any Loan) in any manner contrary to the Servicer Standard.
(h)The Servicer will use efforts consistent with the Servicer Standard to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each
Loan to the extent required to be paid to the Borrower for such application under the Underlying
Instrument and remit such amounts in accordance with Section 2.7 and Section 2.8 to the appropriate
Governmental Authority or insurer as required by the Underlying Instruments.
(i)On or before the applicable Funding Date for a Loan, the Servicer shall have instructed all Obligors and/or any relevant administrative agents to make all payments owing to the
Borrower in respect of the Collateral in accordance with Section 2.9 hereof; provided, that the Servicer is not required to so instruct any Obligor which is solely a guarantor or other surety (or an Obligor that is not designated as the "lead borrower" or another such similar term) unless and until the Servicer calls on the related guaranty or secondary obligation.
(j)The Servicer will use reasonable efforts consistent with the Underlying Instruments to exercise available remedies relating to a Loan that is delinquent in the payment of any amounts due thereunder or with respect to which the related Obligor defaults in the performance of any of its obligations thereunder in order to maximize recoveries thereunder. The Servicer will comply with the
Servicer Standard and Applicable Law in exercising remedies, including acceleration and foreclosure, and will employ practices and procedures consistent with its standard of care including reasonable efforts to enforce all obligations of Obligors by foreclosing upon and causing the sale of such
Underlying Assets at public or private sale if no satisfactory arrangements can be made for the collection of delinquent payments. Notwithstanding any of the foregoing, the Servicer shall not be obligated to breach any of its duties or responsibilities under any Underlying Instruments to comply with this Section
6.2 or Section 6.3(b).
Section 6.3Authorization of the Servicer.
(a)The Borrower hereby makes, constitutes and appoints the Servicer to act on its behalf, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with the terms of this Agreement (i) to prepare, sign and deliver tax documentation, transfer documentation and all other documentation in connection with the acquisition and sale by the Borrower of Loans and (ii) to (A) vote in its discretion any securities, instruments or obligations included in the Loans, (B) execute proxies, waivers, consents and other instruments with respect to such Loans, (C) endorse, transfer or deliver such securities, instruments and obligations, (D) participate in or consent (or decline to consent) to any modification, work-out, restructuring, bankruptcy proceeding, class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan or transaction with regard to such Loans and (E)
take any other action specified in this Article VI. This grant of power of attorney will expire simultaneously with the expiration of the Servicer's appointment hereunder.

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(b)After the declaration of the Termination Date, at the direction of the Administrative
Agent, the Servicer shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral, subject to the terms of the Underlying Instruments; provided that the Administrative Agent may, in accordance with Section 5.1(m), notify any relevant administrative agent or Obligor, as applicable, with respect to any Collateral of the assignment of such Collateral to the
Administrative Agent, on behalf of the Secured Parties, and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any collection agent, sub-agent or account designated by the Administrative Agent and, upon such notification and at the expense of the
Borrower, the Administrative Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof.
Section 6.4Servicer Compensation.
As compensation for its administrative and management activities hereunder and reimbursement for its expenses, the Servicer or its designee shall be entitled to receive the Servicer Fee and reimbursement of its expenses pursuant to the provisions of Section 2.7(a)(4), Section 2.7(b)(4), and Section 2.8(4) as applicable.
Section 6.5Payment of Certain Expenses by Servicer.
The initial Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants,
Taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this
Agreement for the account of the Borrower, except to the extent reimbursement thereof is permitted under Sections 2.7 and 2.8. The Borrower will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts.
Section 6.6Reports.
(a)Obligor Financial Statements; Other Reports. The Servicer will deliver to the
Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), to the
extent received by the Borrower or the Servicer pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor
(including any financial statements, management discussion and analysis (if applicable), executed covenant compliance certificates and related covenant calculations with respect to such Obligor (if applicable) and with respect to each Loan for such Obligor) provided to the Borrower or the Servicer for the periods required by the Underlying Instruments, which delivery shall be made within ten (10)
Business Days after receipt by the Borrower or the Servicer as specified in the Underlying Instruments.
Upon demand by the Administrative Agent, the Servicer will provide such other information that (x) is in the Servicer's possession or (y) can be obtained by the Servicer through reasonable inquiry, in each case, as the Administrative Agent may reasonably request with respect to any Obligor. Administrative
Agent shall forward copies of the same to the Lenders promptly upon receipt thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall be deemed to have satisfied the requirements of this Section 6.6(a) if the reports, documents and other information of the type otherwise

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so required hereby are publicly available when filed on EDGAR at the www.sec.gov website or any successor service provided by the SEC.
(b)Amendments to Loans. The Servicer will furnish via electronic communication pursuant to procedures approved by the Administrative Agent, to the Administrative Agent, a copy of any material amendment, restatement, supplement, waiver or other modification to the Underlying
Instruments of any Loan within ten (10) Business Days of the effectiveness of such amendment, restatement, supplement, waiver or other modification (or five (5) Business Days in the case of a
Material Modification).
(c)Loan Register. The Servicer shall maintain, or cause to be maintained, with respect to each Noteless Loan a register (which may be in physical or electronic form and readily identifiable as the loan asset register) (each, a "Loan Register") in which it will record, or cause to be recorded, (v) the principal amount of such Noteless Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such
Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and
(z) the maturity date of such Noteless Loan. At any time a Noteless Loan is included in the Collateral, the Servicer shall deliver to the Administrative Agent a copy of the related Loan Register, together with a certificate of a Responsible Officer of the Servicer certifying to the accuracy of such Loan Register as of the date of acquisition of such Noteless Loan by the Borrower.
Section 6.7The Servicer Not to Resign.
The Servicer shall not assign its obligations and duties hereunder without the consent of the Borrower and the Administrative Agent and shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer shall be based on the advice of counsel, a written summary of which will be provided to the Administrative Agent.
Section 6.8Servicer Termination Events.
Upon the occurrence and during the continuance of a Servicer Termination Event, notwithstanding anything herein to the contrary, the Administrative Agent, by written notice (which notice shall state the reason or reasons for taking such action) to the Servicer and a copy to the Collateral
Custodian (such notice, a "Servicer Termination Notice"), may, in its sole discretion, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement; provided that if the
Administrative Agent delivers a Servicer Termination Notice, the Borrower (or a designee selected by the Servicer) shall be given the opportunity to prepay the Obligations in full pursuant to Section 2.3
(including by purchase of the Collateral in whole pursuant to Section 9.2(c)(i)), in each case by 4:00
p.m. (New York City Time) on the second Business Day after the receipt of such Servicer Termination
Notice (or such later date as agreed by the Administrative Agent). If the Servicer fails to prepay the
Obligations by such time, such right of the Servicer shall be irrevocably forfeited. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate the servicing, administering and collection of the Collateral; provided that, at least five (5) Business Days prior to any appointment of a replacement Servicer hereunder, the Administrative Agent shall notify the Borrower of

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such proposed replacement and shall consult with the Borrower regarding such replacement; and
provided, further, that until any such assumption or delegation, the Servicer shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as Servicer hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B)
provide such information that (x) is in the Servicer's possession or (y) can be obtained by the Servicer through reasonable inquiry as may be reasonably requested by the Administrative Agent to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof and (C)
take all other actions reasonably requested by the Administrative Agent, in each case to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof. Upon the appointment of a Replacement Servicer, the initial Servicer shall have no liability with respect to any action performed by the Replacement Servicer on or after the date that the Replacement Servicer becomes the successor to the Servicer.
ARTICLE VII
THE COLLATERAL CUSTODIAN AND COLLATERAL ADMINISTRATOR
Section 7.1Designation of Collateral Custodian and Collateral Administrator.
(a)Initial Collateral Custodian and Collateral Administrator. The role of Collateral
Custodian with respect to the Underlying Instruments shall be conducted by the Person designated as
Collateral Custodian hereunder from time to time in accordance with this Section 7.1. Until the
Administrative Agent shall give to Computershare Trust Company, N.A. a Collateral Custodian
Termination Notice, Computershare Trust Company, N.A. is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof. The role of Collateral Administrator with respect to the Underlying Instruments shall be conducted by the Person designated as Collateral Administrator hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to Computershare Trust
Company, N.A. a Collateral Administrator Termination Notice, Computershare Trust Company, N.A. is
hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Administrator pursuant to the terms hereof. The role of Collateral Custodian and Collateral Administration will each be conducted through the CCT division of Computershare Trust
Company, N.A. (including, as applicable, any agents or affiliates utilized thereby).
(b)Successor Collateral Custodian; Successor Collateral Administrator. Upon the
Collateral Custodian's receipt of a Collateral Custodian Termination Notice from the Administrative
Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 7.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.
Upon the Collateral Administrator's receipt of a Collateral Administrator Termination Notice from the
Administrative Agent of the designation of a successor Collateral Administrator pursuant to the provisions of Section 7.5, the Collateral Administrator agrees that it will terminate its activities as
Collateral Administrator hereunder.
Section 7.2Duties of Collateral Custodian; Duties of Collateral Administrator.

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(a)Appointment. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement, including, without limitation any duties attributable to Collateral Custodian under clause (b) below. The Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Administrator to act as its agent and hereby authorizes the Collateral Administrator to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Administrator by this
Agreement, including, without limitation any duties attributable to Collateral Administrator under clause
(b)below. The Collateral Administrator hereby accepts such agency appointment to act as Collateral
Administrator pursuant to the terms of this Agreement, until its resignation or removal as Collateral
Administrator pursuant to the terms hereof.
(b)Duties. On or before the initial Funding Date, and until its removal or resignation pursuant to Section 7.5 or 7.7, as applicable, the Collateral Administrator and the Collateral Custodian
shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:
(i)The Collateral Custodian shall take and retain custody of the Required Loan
Documents delivered by the Borrower pursuant to the definition of "Eligible Loan" in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the
Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within five (5)
Business Days of its receipt of any Required Loan Documents and the Loan Checklist (the "Review
Period"), the Collateral Custodian shall review the Required Loan Documents delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document may contain a copy of a signature, that such copies appear to bear an original or a reproduction of such signature and (B) based on a review of the applicable note, the related initial Loan balance when entered into or obtained by the Borrower, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan Checklist and is not a duplicate Loan (such items (A) through (B) collectively, the "Review Criteria"). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in
EXCEL or a comparable format acceptable to the Collateral Custodian) listing Loan Identification
Number, name of Obligor, and initial Loan balance and the related Loan Checklist per file that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number and the name of the Obligor and the initial Loan balance when entered into or obtained by the Borrower with respect to each related Loan. If, at the conclusion of such review, the
Collateral Custodian shall determine that any Review Criteria are not satisfied, the Collateral Custodian shall within two (2) Business Days notify the Borrower, the Administrative Agent and the Servicer of
such determination and provide the Servicer and the Borrower with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Servicer shall have ten (10) Business
Days to correct any non-compliance with any Review Criteria as stated in the preceding sentence. If the
Servicer has not notified the Collateral Custodian, the Borrower and the Administrative Agent of a cure, such Loan shall cease to be an Eligible Loan until such non-compliance is cured. After the Review

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Period, the Collateral Custodian shall execute and deliver to the Servicer and the Administrative Agent a certification substantially in the form attached hereto as Exhibit J, including an attached exception report. In addition, if requested in writing in the form of Exhibit E by the Servicer and approved by the
Administrative Agent within ten (10) Business Days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return the Required Loan Documents for any Loan which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Underlying Instruments. Notwithstanding anything herein to the contrary, the Collateral Custodian's obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan
Checklist.
(ii)In taking and retaining custody of the Required Loan Documents, the
Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the
Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying Instruments or the instruments therein; and provided further that the Collateral
Custodian's duties as agent shall be limited to those expressly contemplated herein.
(iii)All Required Loan Documents that are (i) originals or physical copies shall be kept in fire resistant vaults, rooms or cabinets at the address of the Collateral Custodian located at 1505
Energy Park Drive, St. Paul, Minnesota 55108, or at such other office as shall be specified to the
Administrative Agent, the Borrower, and the Servicer by the Collateral Custodian in a written notice delivered at least thirty (30) days prior to such change and (ii) in electronic form shall be held electronically in PDF form. All Required Loan Documents that are originals or physical copies shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Collateral Custodian shall segregate the Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Collateral Custodian.
(iv)On each monthly date referred to in clause (iii) of the definition of
"Measurement Date" following the commencement of the Revolving Period, the Collateral Custodian
shall provide a written report to the Administrative Agent, the Borrower, and the Servicer (in a form acceptable to the Administrative Agent) identifying each Loan for which the Collateral Custodian holds
Required Loan Documents and including an exception report.
(v)The Collateral Custodian shall make payments in accordance with Section
2.7 and Section 2.8 (the "Payment Duties").
(vi)Following the commencement of the Revolving Period, the Collateral
Administrator shall render to the Administrative Agent and Servicer a daily report (determined as of the end of the prior Business Day) of (x) all deposits to and withdrawals from the Accounts for such
Business Day and the outstanding balance as of the end of such Business Day, and (y) a report of settled trades for such Business Day.
(vii)No later than the Business Day prior to each Reporting Date, the
Collateral Administrator shall prepare and make available to the Servicer for review and approval, a draft statement setting forth the payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 hereof (a “Payment Date Statement”) for inclusion in the Reporting Date Report, on the basis of

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the information contained in the records of the Collateral Administrator or provided to the Collateral
Administrator by the Servicer, the Borrower or the Administrative Agent. The Borrower, the Servicer
and the Administrative Agent shall reasonably cooperate with the Collateral Administrator in connection with the preparation of the Payment Date Statement. Without limiting the generality of the foregoing, the Servicer shall use its reasonable efforts to supply, in a timely fashion, any information maintained by it that the Collateral Administrator may from time to time reasonably request and reasonably needs in order to complete the Payment Date Statement. The Servicer shall review and, to the best of its knowledge, verify the contents of each Payment Date Statement. To the extent any of the information in such reports or statements conflicts with data or calculations in the records of the Servicer, the Servicer shall notify the Collateral Administrator of such discrepancy and use reasonable efforts to assist the
Collateral Administrator in reconciling such discrepancy. Upon approval from the Servicer, each
Payment Date Statement shall be considered final and part of the Reporting Date Report, and shall constitute instructions to the Collateral Custodian to apply payments pursuant to Section 2.7 or 2.8 hereof in the amounts set forth in such Payment Date Statement.
(c)Notwithstanding any provision to the contrary elsewhere in the Transaction
Documents, the Collateral Custodian shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction Documents or otherwise exist against the Collateral Custodian. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility. The
Collateral Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or
Servicer hereunder or under any other Transaction Document.
(d)The Administrative Agent may direct the Collateral Custodian to take any action incidental to its duties hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the
Administrative Agent; provided that, the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Custodian requests the consent of the Administrative
Agent and the Collateral Custodian does not receive a consent (either positive or negative) from the
Administrative Agent within ten (10) Business Days of its receipt of such request, then the
Administrative Agent shall be deemed to have declined to consent to the relevant action.
(e)The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of
Default, unless a Responsible Officer of the Collateral Custodian has knowledge of such matter or written notice thereof is received by the Collateral Custodian. Delivery of reports or information, other than such reports or documents directly addressed to the Collateral Custodian or expressly required to be

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delivered by the Collateral Custodian (if prepared by the Collateral Custodian acting in such capacity), shall not constitute constructive knowledge or notice of any condition without formal notice. In taking and retaining custody of the Underlying Instruments with respect to the Permitted Investments, the
Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the
Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien of the Underlying Instruments or the instruments therein; and provided further that the Collateral
Custodian’s duties as agent shall be limited to those expressly contemplated herein.
(f)Each of the parties hereto hereby agrees that each Account shall be deemed to be a
Securities Account, together with any additional sub-accounts as the Collateral Custodian may determine from time to time are necessary for administrative convenience. Each of the parties hereto hereby agrees to cause the Collateral Custodian to agree with the parties hereto that with respect to the
Collateral Account, (A) the cash and other property (subject to Section 7.2(h) below with respect to any property other than investment property, as defined in Section 9 102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the securities intermediary's jurisdiction (within the meaning of Section
9-304(b) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in the Collateral Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral
Custodian.
(g)Neither the Collateral Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Collateral
Administrator under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. The Collateral Administrator shall not be liable to the Borrower, any Lender, any other Secured Party or any other Person with respect to any determination made in good faith unless it shall be determined that the Collateral Administrator was grossly negligent in ascertaining the pertinent facts. Notwithstanding any provision to the contrary elsewhere in the Transaction Documents, the Collateral Custodian shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction
Documents or otherwise exist against the Collateral Administrator. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral
Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility.
(h)Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a "securities intermediary" as defined in the UCC) to the contrary, the
Collateral Custodian shall not be under any duty or obligation in connection with the acquisition by the
Borrower, or the grant by the Borrower to the Administrative Agent, of any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer
(including without limitation any necessary consents). The Collateral Custodian shall hold any
Instrument delivered to it evidencing any Loan transferred to the Administrative Agent hereunder as custodial agent for the Administrative Agent in accordance with the terms of this Agreement.
Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that

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interests in Loans may be acquired and delivered by the Borrower to the Collateral Custodian hereunder from time to time which are not evidenced by, or accompanied by delivery of, a "security" (as that term is defined in UCC Section 8-102) or an "instrument" (as that term is defined in Section 9-102(a)(4a) of the UCC), and may be evidenced solely by delivery to the Collateral Custodian of a facsimile copy of a transfer document described in clause (a)(ii)(x) of the definition of "Required Loan Documents" (such document, a "Loan Assignment Agreement") in favor of the Borrower as assignee.
(i)If (i) the Collateral Custodian makes a deposit into the Collection Account on behalf of the Borrower in respect of a Collection of a Loan and such Collection was received by the Collateral
Custodian in the form of a check that is not honored for any reason or (ii) the Collateral Custodian makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Collateral Custodian shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.
(j)If, in performing its duties under this Agreement, the Collateral Custodian is required to decide between alternative courses of action, the Collateral Custodian may request written instructions from the Administrative Agent as to the course of action desired. If the Collateral Custodian does not receive such instructions within two (2) Business Days after its request therefor, the Collateral
Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action. The
Collateral Custodian shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Collateral Custodian shall be entitled to rely on advice of legal counsel and independent accountants obtained in good faith in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice.
(k)Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a "securities intermediary" as defined in the UCC) to the contrary, the
Collateral Custodian shall not be under any duty or obligation in connection with the acquisition by the
Borrower, or the grant by the Borrower to the Administrative Agent, of any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer
(including without limitation any necessary consents).
Section 7.3Merger or Consolidation.
Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii)
that may result from any merger, conversion or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the corporate trust business of the Collateral Custodian substantially as a whole shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement, except where an instrument of transfer or assignment is required by law to effect such succession. Any Person (i) into which the Collateral Administrator may be merged, converted or consolidated, (ii) that may result from any merger, conversion or consolidation to which the
Collateral Administrator shall be a party, or (iii) that may succeed to the business of the Collateral
Administrator substantially as a whole shall be the successor to the Collateral Administrator under this

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Agreement without further act of any of the parties to this Agreement, except where an instrument of transfer or assignment is required by law to effect such succession.
Section 7.4Collateral Custodian Compensation; Collateral Administrator Compensation.
As compensation for its collateral custodian or collateral administrator activities hereunder, each of the Collateral Custodian and Collateral Administrator shall be entitled to a Collateral
Custodian Fee as set forth in the Collateral Custodian and Collateral Administrator Fee Letter pursuant to the provision of Section 2.7(a)(1), Section 2.7(b)(1) or Section 2.8(1), as applicable. The Collateral
Custodian's entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i)
its removal as Collateral Custodian pursuant to Section 7.5 or its resignation pursuant to Section 7.7 or
(ii)the termination of this Agreement. The Collateral Administrator's entitlement to receive the
Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Administrator pursuant to Section 7.5 or its resignation pursuant to Section 7.7 or (ii) the termination of this
Agreement.
Section 7.5Collateral Custodian Removal; Collateral Administrator Removal.
(a)The Collateral Custodian may be removed, with or without cause, by the
Administrative Agent (or the Borrower with the Administrative Agent's consent in its sole discretion)
upon at least 60 days' notice given in writing to the Collateral Custodian (the "Collateral Custodian
Termination Notice"); provided that notwithstanding its receipt of a Collateral Custodian Termination
Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral
Custodian has been appointed by the Administrative Agent (so long as no Event of Default or Servicer
Termination Event has occurred or is continuing, with the consent of the Borrower), such successor, has agreed to act as Collateral Custodian hereunder. In the case of a resignation or removal of the Collateral
Custodian, if no successor shall have been appointed and an instrument of acceptance by a successor shall not have been delivered to the Collateral Custodian within sixty (60) days after the giving of such notice of resignation or removal, the Collateral Custodian may petition any court of competent jurisdiction for the appointment of a successor.
(b)The Collateral Administrator may be removed, with or without cause, by the
Administrative Agent (or the Borrower with the Administrative Agent's consent in its sole discretion)
upon at least 60 days' notice given in writing to the Collateral Administrator (the "Collateral
Administrator Termination Notice"); provided that notwithstanding its receipt of a Collateral
Administrator Termination Notice, the Collateral Administrator shall continue to act in such capacity until a successor Collateral Administrator has been appointed by the Administrative Agent (so long as no Event of Default or Servicer Termination Event has occurred or is continuing, with the consent of the
Borrower), such successor, has agreed to act as Collateral Administrator hereunder, and has received all
Underlying Instruments held by the previous Collateral Administrator. In the case of a resignation or removal of the Collateral Administrator, if no successor shall have been appointed and an instrument of acceptance by a successor shall not have been delivered to the Collateral Administrator within sixty (60)
days after the giving of such notice of resignation or removal, the Collateral Administrator may petition any court of competent jurisdiction for the appointment of a successor.
Section 7.6Limitation on Liability.

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(a)Each of the Collateral Administrator and the Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. Each of the Collateral Administrator and the
Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or, in the absence of a continuing
Event of Default or Servicer Termination Event, the Servicer or (b) the verbal instructions of the
Administrative Agent or, in the absence of a continuing Event of Default or Servicer Termination
Event, the Servicer.
(b)Each of the Collateral Administrator and the Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
(c)Neither the Collateral Administrator nor the Collateral Custodian shall be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Underlying Instruments. Under no circumstances will the Collateral
Custodian or the Collateral Administrator be liable for indirect, punitive, special, consequential or incidental damages, such as loss of use, revenue or profit even if the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.
(d)Neither the Collateral Administrator nor the Collateral Custodian makes any warranty or representation nor shall have any responsibility (except as expressly set forth in this
Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the
Collateral. Neither the Collateral Administrator nor the Collateral Custodian shall be obligated to take any legal action hereunder that might in its judgment be contrary to Applicable Law or involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)Neither the Collateral Administrator nor the Collateral Custodian shall have any duties or responsibilities except such duties and responsibilities as are specifically set forth in this
Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral
Custodian or the Collateral Administrator.
(f)Neither the Collateral Administrator nor the Collateral Custodian shall be required to expend or risk its own funds in the performance of its duties hereunder.
(g)It is expressly agreed and acknowledged that the neither the Collateral Administrator nor the Collateral Custodian is guaranteeing or overseeing the performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.

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(h)It is expressly acknowledged by the parties hereto that application and performance by the Collateral Custodian of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notice provided to it by the Servicer, the Administrative Agent, the
Borrower and/or any related bank agent, obligor or similar party, and the Collateral Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). The Collateral
Custodian shall not be liable for failing to perform or delay in performing its specified duties hereunder which result from or is caused by a failure or delay on the part of the Administrative Agent, the Servicer or any Person in furnishing necessary, timely and accurate information to the Collateral Custodian.
(i)Each of the Collateral Administrator and the Collateral Custodian may assume the genuineness of any such Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what it purports to be. If an original "security" or "instrument" as defined in Section
8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Collateral to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the Borrower to make or cause delivery thereof to the Collateral Custodian, and the
Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any
Collateral or to compel or cause delivery thereof to the Collateral Custodian. Without prejudice to the generality of the foregoing, the Collateral Custodian shall be without liability to the Borrower, Servicer, the Administrative Agent or any other Person for any damage or loss resulting from or caused by events or circumstances beyond the Collateral Custodian's reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, lockouts, loss or malfunctions of utilities, computer
(hardware or software or communications services) terrorism, labor disputes, disease, epidemic, pandemic, quarantine, national emergency or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or other similar events or acts; errors by the Borrower, the
Servicer or the Administrative Agent (including any Responsible Officer of any thereof) in its instructions to the Collateral Custodian; or changes in applicable law, regulation or orders.
(j)The Collateral Custodian shall not be liable for the acts or omissions of the
Administrative Agent, the Servicer, the Borrower, the Lenders or any other Person under this Agreement and shall not be required to monitor the performance of the Administrative Agent, the Servicer, the
Borrower, or the Lenders.
(k)In the event that (i) the Borrower, Servicer, the Administrative Agent, Lenders, the
Collateral Administrator or Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan or Required Loan Document or (ii) a third party shall institute any court proceeding by which any Required Loan Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral

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Custodian shall, to the extent permitted by law, continue to hold and maintain all the Required Loan
Documents that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Required Loan Documents as directed by the
Administrative Agent, which shall give a direction consistent with such determination. Expenses of the
Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrower.
(l)In case any reasonable question arises as to its duties hereunder, the each of the
Collateral Administrator and the Collateral Custodian may, in the absence of a continuing of an Event of
Default or the occurrence of the Termination Date, request instructions from the Servicer and during the existence and continuance of an Event of Default or following the occurrence of the Termination Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. Neither the Collateral Administrator nor the Collateral Custodian shall have any liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Servicer or the
Administrative Agent, as applicable.
(m)Without limiting the generality of any terms of this section, neither the Collateral
Administrator nor the Collateral Custodian shall have any duty to perform any of the duties of the
Servicer, the Administrative Agent, the Lenders or the Borrowers or any liability for any failure, inability or unwillingness on the part of the Servicer, the Administrative Agent, any agent or the
Borrower to provide accurate and complete information on a timely basis to the Collateral Administrator or the Collateral Custodian, as applicable, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Administrator's or the Collateral Custodian's, as applicable, part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.
(n)The Collateral Custodian shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Custodian. The Collateral
Administrator shall not be deemed to have knowledge or notice of any matter unless actually known to a
Responsible Officer of the Collateral Administrator.
(o)Each of the Collateral Administrator and the Collateral Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder, either directly or, by or through its respective Affiliates, agents or attorneys, and neither the Collateral Administrator nor the Collateral
Custodian shall be responsible for any misconduct or negligence on the part of any of its respective non-
Affiliated agent or attorney appointed hereunder with due care by it. Neither the Collateral
Administrator, the Collateral Custodian nor any of its respective affiliates, directors, officers, shareholders, agents or employees will be liable to the Servicer, Borrower or any other Person, except by reason of acts or omissions by the Collateral Administrator or the Collateral Custodian, as applicable, constituting willful misfeasance, gross negligence or reckless disregard of the Collateral Administrator or the Collateral Custodian's duties hereunder, as applicable. Neither the Collateral Administrator nor the Collateral Custodian shall in any event have any liability for the actions or omissions of the
Borrower, the Servicer, the Administrative Agent, or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or

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incomplete information or data received by it from the Borrower, the Servicer, the Administrative
Agent, or another Person except to the extent that such inaccuracies or errors are caused by the
Collateral Administrator's or the Collateral Custodian's, as applicable, own willful misfeasance, gross negligence or reckless disregard of its duties hereunder.
(p)The parties acknowledge that in accordance with the Customer Identification
Program (CIP) requirements under the USA Patriot Act and its implementing regulations, the Collateral
Custodian in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Custodian. The Borrower hereby agrees that it shall provide the
Collateral Custodian with such information as it may request including, but not limited to, its name, physical address, tax identification number and other information that will help the Collateral Custodian to identify and verify its identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.
(q)It is understood and agreed that any foreign exchange transaction effected by the
Collateral Custodian acting at the direction of the Administrative Agent, the Borrower or the Servicer
may be entered with Computershare Trust Company, N.A. or its affiliates acting as principal or otherwise through customary banking channels. The Collateral Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. Each of the party hereto acknowledges that the Collateral Custodian or any affiliates of the
Collateral Custodian involved in any such foreign exchange transactions may make a margin or banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to account to the Borrower, the Administrative Agent or the Servicer. All risk and expense incident to such conversion is the responsibility of the Borrower, the Administrative Agent or the
Servicer and the Collateral Custodian shall have (x) no responsibility for fluctuations in exchange rates affecting any collections or conversion thereof and (y) to the extent it complies with the instructions provided by the respective party, no liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.
(r)The Collateral Custodian shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer or the Borrower and shall have no liability for any action taken or omitted by the Servicer (including any successor to the Servicer) or the Borrower. The
Collateral Custodian may act through its subsidiaries, agents, attorneys-in-fact and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Collateral Custodian will be liable for any acts or omissions of any such subsidiaries, agents, attorneys-in-fact or custodians acting for and on behalf of the Collateral Custodian. Neither the
Collateral Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from bad faith, willful misconduct or gross negligence.
Section 7.7ResignationoftheCollateralCustodian;ResignationoftheCollateral
Administrator.
(a)The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) sixty (60) days written notice to the Borrower, Servicer, Administrative
Agent and each Lender, or (b) the Collateral Custodian's determination that (i) the performance of its

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duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral
Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral
Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder.
(b)The Collateral Administrator shall not resign from the obligations and duties hereby imposed on it except upon (a) sixty (60) days written notice to the Borrower, Servicer, Administrative
Agent and each Lender, or (b) the Collateral Administrator's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Administrator could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral
Administrator shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor
Collateral Administrator shall have been appointed by the Administrative Agent (so long as no Event of
Default or Servicer Termination Event has occurred and is continuing, with the consent of the
Borrower) and shall have assumed the responsibilities and obligations of the Collateral Administrator hereunder.
Section 7.8Release of Documents.
(a)Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent) to, and shall, upon written receipt from the
Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit E, release to the Servicer within two (2) Business Days of receipt of such request, the related Required
Loan Documents or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative
Agent on behalf of the Secured Parties, in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Required Loan Documents or other such documents (i)
promptly upon the request of the Administrative Agent, or (ii) when the Servicer's need therefor in connection with such enforcement or servicing no longer exists, unless the Loan shall be liquidated or sold, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation or sale from the Servicer to the Collateral Custodian in the form annexed hereto as
Exhibit E, the Servicer's request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.
(b)Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral
Custodian shall promptly release the related Required Loan Documents to the Servicer.
(c)Limitation on Release. During the occurrence and continuance of an Event of
Default, the foregoing provision with respect to the release to the Servicer of the Required Loan
Documents and documents by the Collateral Custodian upon request by the Servicer shall be operative

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only to the extent that the Administrative Agent have consented to such release. Promptly after delivery to the Collateral Custodian of any request for release of documents, the Servicer shall provide notice of the same to the Administrative Agent.
(d)Shipment of Required Loan Documents. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the transmission of Required Loan Documents in the performance of the Collateral Custodian's duties hereunder shall be delivered by the Borrower, the Servicer or the Administrative Agent to the Collateral
Custodian prior to any shipment of any Underlying Instruments hereunder. The Servicer shall arrange for the provision of such services at the cost and expense of the Borrower (or, at the Collateral
Custodian's option, the Borrower shall reimburse the Collateral Custodian for all reasonable and documented out-of-pocket costs and expenses of the Collateral Custodian consistent with such instructions) and shall maintain such insurance against loss or damage to the Underlying Instruments as the Servicer deems appropriate.
Section 7.8Return of Required Loan Documents.
The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Required
Loan Document (as applicable), respectively (a) delivered to the Collateral Custodian in error, (b) as to which the lien on the Underlying Asset has been so released pursuant to Section 8.2, (c) that has been the subject of a Discretionary Sale or Substitution pursuant to Section 2.14 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of
Exhibit E hereto (signed by both the Servicer and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent promptly, but in any event within two Business Days, return the Underlying Instruments so requested to the Borrower.
Section 7.9Access to Certain Documentation and Information Regarding the Collateral.
(a)The Servicer, the Borrower and the Collateral Custodian shall, at the Borrower's expense, provide to the Administrative Agent access to the Underlying Instruments and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days' prior written request, (ii) during normal business hours and (iii) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included.
From time to time at the discretion of the Administrative Agent, the Administrative Agent may review the Servicer's collection and administration of the Collateral in order to assess compliance by the

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Servicer with Article VI and may conduct an audit of the Collateral, and Underlying Instruments in conjunction with such a review.
(b)Without limiting the foregoing provisions of Section 7.10(a), from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the
Underlying Instruments and all other documentation regarding the Collateral.
ARTICLE VIII
SECURITY INTEREST
Section 8.1Grant of Security Interest.
(a)This Agreement constitutes a security agreement and the Advances effected hereby constitute secured loans by the applicable Lenders to the Borrower under Applicable Law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants as of the Closing Date to the
Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Borrower's right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all Accounts, Cash, General Intangibles, Instruments and Investment
Property and any and all other property of any type or nature owned by it (the "Collateral"), including but not limited to (and in each case excluding the Excluded Amounts):
(i)all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity Securities;
(ii)the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein;
(iii)any Hedging Agreement and any payment from time to time due thereunder;
bailee);
(iv)all Transaction Documents to which the Borrower is a party;
(v)all funds delivered to the Collateral Custodian (directly or through a
(vi)all Collections, rights in Underlying Assets, and Underlying Instruments,
Insurance Policies, all Required Loan Documents and related records and assets; and
(vii)all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the
Borrower described in the preceding clauses;
in each case, whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations (other than contingent

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indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted)
of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Obligations. Notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) any Excluded
Amounts and (B) any property to the extent that such grant of a security interest is prohibited by any
Applicable Law in effect as of the date hereof, requires a consent not obtained of any Governmental
Authority pursuant to such Applicable Law or would render the Borrower's rights or interest in such property void, revoked or terminated or would result in a breach, violation or default by the Borrower with respect thereto (but only to the extent such restriction, prohibition, requirement, consent revocation, termination, breach, violation or default is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407,
9-408 or 9-409 of the UCC)); provided, that (x) immediately at such time as the prohibition shall no longer be applicable, such security interest shall attach immediately to such assets and (y) the Collateral includes any Proceeds of any of such assets. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent's and the other Secured
Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any
Secured Party to exercise any such powers. Each of the Administrative Agent and each Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the
Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. If the Borrower fails to perform or comply with any of its agreements contained herein, the
Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The reasonable and documented out-of-pocket expenses of the Administrative Agent incurred in connection with such performance or compliance, shall be payable by the Borrower to the Administrative Agent to the extent reimbursable under Section 12.9 on the next date of distribution of funds under Section 2.8 following demand therefor and shall constitute Obligations secured hereby.
(b)The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the other
Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under any applicable Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this
Agreement had not been executed and the Borrower shall retain all of its rights under the Transaction
Documents, (b) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under any applicable Collateral, and (c) none of the Administrative Agent or any other Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the
Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(c)Notwithstanding anything to the contrary, the Borrower, the Servicer, the
Administrative Agent, the Hedge Counterparty, the Collateral Custodian, the Collateral Administrator
and each Lender hereby agree to treat, and to cause each of their respective Affiliates to treat, each Note

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as indebtedness for purposes of U.S. federal and state income tax or state franchise tax to the extent permitted by Applicable Law and shall file its tax returns or reports, or cause its Affiliates to file such tax returns or reports, in a manner consistent with such treatment.
Section 8.2Release of Lien on Collateral.
At the same time as (i) any Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) such
Collateral has been the subject of a Discretionary Sale, Substitution or a sale of a Warranty Loan pursuant to Section 2.14 or other Collateral sold in accordance with this Agreement or (iii) this
Agreement terminates in accordance with Section 12.6, the interest of the Administrative Agent in such
Collateral shall be automatically released, and the Administrative Agent, as agent for the Secured
Parties, to the extent requested by the Servicer, shall, at the sole expense of the Borrower, provide evidence of the release of its interest in such Collateral. In connection with any sale of such Collateral, the Administrative Agent, as agent for the Secured Parties, will after the deposit by the Servicer of the
Proceeds of such sale into the Collection Account, at the sole expense of the Borrower, (i) execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such
Collateral, (ii) deliver any portion of the Collateral to be released from the Lien granted under this
Agreement in its possession to or at the direction of the Borrower and (iii) otherwise take such actions as are necessary and appropriate to release the Lien of the Administrative Agent for the benefit of the
Secured Parties on the applicable portion of the Collateral to be released and delivered to or at the direction of the Borrower such portion of the Collateral to be so released; provided that, the
Administrative Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment.
Nothing in this section shall diminish the Servicer's obligations pursuant to Section 6.2(j) with respect to the Proceeds of any such sale.
Section 8.3Remedies.
Upon the occurrence and during the continuance of an Event of Default, the
Administrative Agent and Secured Parties shall have, with respect to the Collateral granted pursuant to
Section 8.1, and in addition to all other rights and remedies available to the Administrative Agent and
Secured Parties under this Agreement or other Applicable Law, all rights and remedies set forth in
Section 9.2.
Section 8.4Waiver of Certain Laws.
Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such

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sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the
Administrative Agent or such court may determine.
Section 8.5Power of Attorney.
Each of the Borrower and the Servicer hereby irrevocably appoints the Administrative
Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at the
Borrower's expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement during the continuance of an Event of
Default, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the
Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, the Borrower and the Servicer
hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto. Nevertheless, if so requested by the Administrative Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.
ARTICLE IX
EVENTS OF DEFAULT
Section 9.1Events of Default.
The following events shall be Events of Default ("Events of Default") hereunder:
(a)(i) any failure by the Borrower to pay all accrued and unpaid Interest and Non-
Usage Fees when due and payable on any Payment Date and such failure is not remedied within three
(3) Business Days of such Payment Date, (ii) any failure by the Borrower to pay any principal when due (including on the Termination Date) or (iii) any failure by the Borrower or the Servicer to observe or perform any agreement or obligation with respect to the management and distribution of funds received with respect to the Loans and such failure is not remedied within three (3) Business Days;
provided that in the case of a failure to pay (other than any such failure with respect to a payment due on the Termination Date) due to an administrative error or omission by the Collateral Custodian, such failure continues for three (3) or more Business Days after the Collateral Custodian receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; or
(b)the failure on the part of the Borrower to observe or perform the covenants set forth in (i) Sections 5.1(a), 5.1(b), 5.1(e), 5.1(n) or 5.1(z) and the same continues unremedied for a period of fifteen (15) days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (y) the date on which the Borrower acquires actual knowledge thereof, (ii) Sections 5.1(f),

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5.1(g), 5.1(k)(i), 5.1(o), 5.1(q), 5.1(s) or 5.1(v) and the same continues unremedied for a period of three
(3) Business Days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (y) the date on which the Borrower acquires actual knowledge thereof, or (iii) Sections 5.1(i) or 5.2
(other than Section 5.2(n)); or
(c)the failure on the part of the Servicer to observe or perform the covenants set forth in
(i) Sections 5.3(a), 5.3(b)(i) or 5.3(i) and the same continues unremedied for a period of fifteen (15)
days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (y) the date on which the Borrower acquires actual knowledge thereof, (ii) Sections 5.3(g) or 5.3(h) and the same continues unremedied for a period of three (3) Business Days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (y) the date on which the Borrower acquires actual knowledge thereof, or (iii) Sections 5.3(e) or 5.4; or
(d)any failure on the part of the Borrower or the Transferor duly to observe or perform in any material respect any other covenants or agreements (except for such covenants or agreements as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which covenants or agreements would be rendered to be failed in all respects) of the Borrower or the Transferor (other than those specifically addressed by a separate Event of Default, it being understood, without limiting the generality of the foregoing, that any failure to meet any Concentration Limit or the failure of any Loan to be an Eligible Loan hereunder or under the Sale Agreement (except with respect to any specific covenants or agreements made by the Borrower or the Transferor with respect to Section 2.14(d)
hereunder or the repurchase of a Loan that is not an Eligible Loan under the Sale Agreement, as the case may be) is not an Event of Default under this clause (d)), as applicable, set forth in this Agreement or the other Transaction Documents to which the Borrower is a party and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of
(i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (ii) the date on which the Borrower acquires actual knowledge thereof; or
(e)the occurrence of an Insolvency Event relating to the Borrower or the Transferor;
or
(f)the occurrence of a Change of Control; or
(g)the occurrence and continuance of a Servicer Termination Event; or
(h)the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against the Borrower or the Transferor for the payment of money in excess individually or in the aggregate of $500,000 (in the case of the Borrower) or $7,500,000 (in the case of the Transferor), in each case, net of any amounts covered by insurance, and the Borrower or the
Transferor, as applicable, shall not have either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms (and, in any event within sixty (60) days) or (ii)
perfected a timely (and, in any event within sixty (60) days) appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or

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(i)the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent and the Lenders
(such consents to be provided in the sole and absolute discretion of the Administrative Agent and the
Lenders); or
(j)the Borrower shall have made payments (other than payments made on behalf of the
Borrower from insurance proceeds of the Borrower) to settle any litigation claim or dispute totaling more than $500,000 in the aggregate (exclusive of amounts awarded by insurance); or
(k)[reserved]; or
(l)any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation or any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject only to Permitted Liens)
except as otherwise expressly permitted to be released in accordance with the applicable Transaction
Document,
(m)any Loan Party shall contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder, or
(n)the existence of (i) a Borrowing Base Deficiency or (ii) the Total Interest Coverage
Ratio failing to satisfy the minimum level specified in Section 5.2(n), in each case, which continues unremedied for two (2) Business Days; or
(o)the Borrower shall become required to register as an "investment company" within the meaning of the 1940 Act; or
(p)any representation, warranty or certification made by any Loan Party in any
Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects, it being understood, without limiting the generality of the foregoing, that any failure to meet any Concentration Limit or the failure of any Loan to be an Eligible Loan hereunder or under the Sale Agreement (except with respect to any specific representation, warranty or certification as to the eligibility of such Loan made hereunder or under the Sale Agreement) is not an Event of Default under this clause (p)) and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of
(i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such Loan Party and (ii) the date on which a Loan Party acquires knowledge thereof; or
(q)(A) any material provision of any Transaction Document shall at any time for any reason cease to be valid and binding or in full force and effect; or (B) any Loan Party shall deny that it has any or further liability or obligation under any material provision of any Transaction Document to which it is a party.
Section 9.2Remedies.

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(a)Upon the occurrence and during the continuance of an Event of Default, the
Administrative Agent may, or, at the direction of the Required Lenders shall, by notice to the Borrower
(with a copy to the Collateral Custodian and the Collateral Administrator, it being agreed that the failure to give such notice shall not impair the rights of the Administrative Agent or the Lenders hereunder), declare (i) the Termination Date to have occurred and the Notes and all other Obligations to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) or (ii) the Revolving Period End Date to have occurred;
provided that, (x) in the case of any event involving the Borrower described in Section 9.1(e), the Notes and all other Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event and (y) if the sole continuing Event of Default is an event described in Section 9.1(n) resulting from a change in Assigned
Value of a single Eligible Loan (that is, such change in Assigned Value caused such Event of Default), and the Borrower has notified the Administrative Agent within two (2) Business Days of the Borrower’s receipt of the Approval Notice for such Eligible Loan that (A) it is exercising its right to dispute the
Assigned Value of the affected Eligible Loan pursuant to the definition of “Assigned Value” and (B) it is electing to have this clause (y) apply (a “Standstill Election”), no such notice may be delivered by the
Administrative Agent until the earlier of (i) the date such dispute has been resolved and (ii) twenty (20)
calendar days from the date on which such Event of Default occurred (the “Standstill Period”); provided further that (i) no Standstill Election may delivered unless at least thirty (30) Business Days have elapsed since the expiration of a previous Standstill Period and (ii) the provisions of clause (y) of the immediately preceding proviso shall be of no force or effect (and the Borrower may not deliver a notice of a Standstill Election) more than two (2) times. The Administrative Agent shall forward a copy of any notice delivered to the Borrower pursuant to this Section 9.2(a) to the Lenders.
(b)On and after the declaration or occurrence of the Termination Date, the
Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. On and after the declaration or occurrence of the Termination Date, the Borrower and the Servicer hereby agree that they will, at the Borrower's expense and at the direction of the Administrative Agent, forthwith, (i)
assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii)
without notice except as specified below and to the extent not prohibited by Applicable Law, sell the
Loans or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable; provided that notwithstanding anything to the contrary set forth herein, the Administrative Agent will not cause or direct the sale of any Loans or other Collateral on and after the declaration or occurrence of the
Termination Date unless either (i) the Administrative Agent determines that the anticipated proceeds of a sale or liquidation of all or any portion of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the Obligations (or in the case of a sale of less than all of the Collateral, an amount sufficient to discharge the amount of the Obligations attributable to such portion of the Collateral); or (ii) the Required Lenders direct such sale and liquidation. The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days'
notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization

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upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale)
shall be deposited into the Collection Account, the Canadian Dollar Account, the Euro Account, the
GBP Account or the Australian Dollar Account, as applicable and to be applied pursuant to Section 2.8.
The occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of "Termination Date" shall constitute a Termination Date for the purposes of this Section 9.2.
(c)If the Administrative Agent elects to sell the Collateral in whole or in part, at a public or private sale, in one or more transactions, the Servicer and/or any Affiliate thereof may purchase the
Collateral, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Obligations as of the date of such proposed sale. The Servicer's right to purchase the Collateral and any related limitation on the Administrative Agent's right to sell any or all of the Collateral then or in the future shall terminate at 4:00 p.m. (New York City Time) on the fifth (5th) Business Day following the Business Day on which the Servicer has received notice of the Administrative Agent's election to sell all or any portion of such Collateral unless the Administrative Agent has received from the Servicer a written notice indicating that the Servicer has elected to purchase the Collateral for at least the price described above (a "Purchase Notice") (which right, for avoidance of doubt, shall be irrevocably forfeited if not exercised within the timeframe specified in this sentence). If a Purchase
Notice is delivered to the Administrative Agent, the Servicer shall have three (3) Business Days to complete such purchase and fully fund the amount payable to repay all Obligations in full (or, if the
Servicer has provided evidence to the Administrative Agent that the Transferor has made a capital call on its investors sufficient to complete such purchase within such three (3) Business Day period, the
Servicer shall have ten (10) Business Days to complete such purchase and fully fund the amount payable to repay all Obligations in full). Notwithstanding anything herein to the contrary, the Administrative
Agent shall not have any right to sell the Collateral during the time that the Servicer is entitled to exercise its right to purchase the Collateral pursuant to this Section 9.2(c).
ARTICLE X
INDEMNIFICATION
Section 10.1  Indemnities by the Borrower.
(a)Without limiting any other rights that any such Person may have hereunder or under
Applicable Law, the Borrower hereby agrees (subject to Section 10.4) to indemnify the Administrative
Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Secured
Parties, the Lenders and each of their respective assigns and directors, officers, employees, agents and advisors (collectively, the "Indemnified Parties"), on the next Payment Date following demand therefor with the accompanying description thereof (provided that such Payment Date is at least ten (10)
Business Days following the date that the Borrower receives written demand therefor with the accompanying description thereof, and otherwise on the second Payment Date following demand therefor), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable and documented out-of- pocket attorneys' fees and disbursements of counsel retained by such Indemnified Parties or any of them (all of the foregoing being collectively referred to as the "Indemnified Amounts") awarded against or incurred by such Indemnified Party or any of them in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding (whether or not such Indemnified Party is a party thereto)
or otherwise arising out of or as a result of this Agreement (including enforcement of the

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indemnification obligations hereunder) or having an interest in the Collateral, excluding, however, any
Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and Section
10.3 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the
Borrower an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for
Indemnified Amounts (except to the extent resulting from the gross negligence or willful misconduct on the part of such Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment) relating to or resulting from:
(i)reliance on any representation or warranty made or deemed made by the
Borrower, the Servicer or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered;
(ii)the failure of any Loan acquired on the Closing Date to be an Eligible Loan as of the Closing Date and the failure of any Loan acquired after the Closing Date to be an Eligible Loan on the related Funding Date;
(iii)the failure by the Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this
Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any
Collateral with any such Applicable Law;
(iv)the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, an undivided interest in the Collateral, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter except any such failure that results solely and directly from any act or omission of the
Administrative Agent, any Lender, any Replacement Servicer or the Collateral Custodian;
(v)[reserved];
(vi)the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Loan included in the Collateral, whether at the time of any
Advance or at any subsequent time;
(vii)any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Loan included in the Collateral
(including, without limitation, a defense based on the Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Collateral or the furnishing or failure to furnish such merchandise or services;

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(viii)any failure of any Loan Party to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by any Loan Party or any Affiliate thereof to perform its respective duties under any Collateral;
(ix)any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the
Borrower or the Transferor to qualify to do business or file any notice or business activity report or any similar report;
(x)any action taken by the Borrower or the Servicer in the enforcement or collection of any Collateral which results in any claim, loss, damage, suit or action of any kind pertaining to the Collateral or which reduces or impairs the rights of the Administrative Agent with respect to any Loan or the value of any such Loan;
(xi)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the
Underlying Assets or services that are the subject of any Collateral;
(xii)the failure by the Borrower to pay when due any material Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;
(xiii)any repayment by the Administrative Agent or another Secured Party of any amount previously distributed in repayment of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case, which amount the
Administrative Agent or another Secured Party is required to repay;
(xiv)except with respect to funds held in the Collection Account, the commingling of Collections on the Collateral at any time with other funds;
(xv)any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Collateral;
(xvi)any failure by the Borrower to give reasonably equivalent value to the
Transferor or to the applicable third party transferor, in consideration for the transfer by the Transferor or such third party to the Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;
(xvii)the use of the proceeds of any Advance in a manner other than as provided in this Agreement or the Sale Agreement;
(xviii)the failure of the Borrower or any of its agents or representatives to remit to the Servicer or the Administrative Agent, Collections on the Collateral remitted to the
Borrower, the Servicer or any such agent or representative as provided in this Agreement;

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(xix)the failure by the Borrower to comply with any of the covenants relating to any Hedging Agreement; or
(xx)the failure of the Servicer to satisfy its obligations under Section 10.2.
(b)[Reserved].
(c)If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the
Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations;
provided that neither the Borrower nor the Servicer shall be required to contribute in respect of any
Indemnified Amounts expressly excluded in the first sentence of Section 10.1(a).
(d)The obligations of the Borrower under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Servicer, the Collateral Custodian or the Securities
Intermediary and the termination of this Agreement.
(e)Notwithstanding anything to the contrary contained herein, in no event shall the
Borrower be liable for special, indirect, punitive, exemplary or consequential loss or damage of any kind whatsoever (including lost profits), even if the Borrower has been advised of the likelihood of such loss or damage and regardless of the form of action; provided, however, that the Borrower shall remain liable for any such losses and damages incurred by an Indemnified Party with respect to third-party claims.
Section 10.2  Indemnities by the Servicer.
(a)Without limiting any other rights that any such Person may have hereunder or under
Applicable Law, the Servicer hereby agrees (subject to Section 10.4) to indemnify each Indemnified
Party, from and against any and all Indemnified Amounts (except to the extent resulting from (x) the gross negligence, fraud or willful misconduct on the part of such Indemnified Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or (y) the performance of the
Eligible Loans) awarded against or actually incurred by any such Indemnified Party in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding (whether or not such Indemnified Party is a party thereto) or otherwise by reason of the
Servicer's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment in the performance or failure to perform any of its obligations under this Agreement. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this
Section 10.2 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.
(b)Any amounts subject to the indemnification provisions of this Section 10.2 shall be paid by the Servicer to the Indemnified Party within ten (10) Business Days following the date that

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the Servicer receives written demand therefor and an accompanying description of the related damage or loss.
(c)The Servicer shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans.
(d)The obligations of the Servicer under this Section 10.2 shall survive the resignation or removal of the Administrative Agent or the Collateral Custodian and the termination of this
Agreement.
(e)Any indemnification pursuant to this Section 10.2 shall not be payable from the
Collateral.
(f)Notwithstanding anything to the contrary contained herein, in no event shall the Servicer be liable for special, indirect, punitive, exemplary or consequential loss or damage of any kind whatsoever (including lost profits), even if the Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action; provided, however, that the Servicer shall remain liable for any such losses and damages incurred by an Indemnified
Party with respect to third-party claims.
Section 10.3After-Tax Basis.
Indemnification under Section 10.1, Section 10.2, and Section 12.9 shall be on an after-Tax basis. Section 10.1 and Section 10.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim, and Taxes referenced in
Section 10.1(a)(xii).
Section 10.4Cooperation.
(a)In the event an Indemnified Party becomes involved in any action, claim, or legal, governmental or administrative proceeding (an "Action") for which it seeks indemnification from the
Borrower under Section 10.1 or the Servicer under Section 10.2 (the "Indemnifying Party"), the
Indemnified Party shall (to the extent it is not prohibited by law, rule or order from doing so) promptly notify the Indemnifying Parties in writing of the nature and particulars of the Action and shall keep the
Indemnifying Parties informed regarding the status of and developments relating to such Action;
provided that its failure to do so shall not relieve the Indemnifying Party of its obligations hereunder except to the extent such failure has a material adverse effect on the Indemnifying Party.
Notwithstanding the foregoing, each reference to Indemnified Party in this Section 10.4 shall exclude the Collateral Custodian and the Securities Intermediary.
(b)Upon written notice to the Indemnified Party acknowledging in writing that the indemnification provided hereunder applies to the Indemnified Party in connection with the Action
(subject to the exclusions in Section 10.1 or Section 10.2, as applicable), the Indemnifying Party may assume the defense of the Action at its expense with counsel reasonably acceptable to the Indemnified
Party. The Indemnified Party shall have the right to retain separate counsel in connection with the
Action, and the Indemnifying Party shall not be liable for the legal fees and expenses of the Indemnified
Party after the Indemnifying Party has done so; provided that if the Indemnified Party determines in good faith that there is a conflict between the positions of the Indemnified Party and the Indemnifying

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Party in connection with the Action, or that the Indemnifying Party is not conducting the defense of the
Action in a manner reasonably protective of the interests of the Indemnified Party, the reasonable and documented out-of-pocket outside legal fees and expenses of the Indemnified Party shall be paid by the
Indemnifying Party; provided, further, that the Indemnifying Party shall not, in connection with any one
Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys (and a single local counsel for each other relevant material jurisdiction and, solely in the case of an actual or perceived conflict of interest, one additional counsel in each applicable jurisdiction to the affected Persons) for such Indemnified Parties collectively, which firm (and local counsel, but excluding conflict counsel, if any) shall be designated in writing to the Indemnifying Party by the Indemnified Parties. If the Indemnifying Party elects to assume the defense of the Action, it shall have full control over the conduct of such defense; provided that the Indemnifying Party and its counsel shall, as reasonably requested by the Indemnified Party or its counsel, consult with and keep them informed with respect to the conduct of such defense. The Indemnifying Party shall not settle an Action without the prior written approval of the Indemnified Party unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such
Indemnified Party, and (ii) provides for the full and unconditional release of the Indemnified Party from all liability in connection with the Action. The Indemnified Party shall reasonably cooperate with the
Indemnifying Party in connection with the defense of the Action, at the Indemnifying Party's sole expense.
(c)To the extent disclosure thereof is not restricted and to the extent available, each applicable Indemnified Party shall deliver to the Borrower and the Servicer copies of all notices and documents (including court papers) received by such Indemnified Party relating to the claim giving rise to the Indemnified Amounts under Section 10.1 and/or Section 10.2 within a reasonable time after such
Indemnified Party's receipt thereof.
(d)No Loan Party shall have any liability under this Article X to any Indemnified Party to the extent an Indemnified Party effects any settlement of a matter that is (or could be) subject to indemnification hereunder without the prior written consent of the Borrower and the Servicer (which consent shall not be unreasonably withheld or delayed) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment to the extent set forth in
Section 10.1 and/or Section 10.2, as the case may be.
ARTICLE XI
THE ADMINISTRATIVE AGENT
Section 11.1  Appointment.
Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the
Administrative Agent to appoint additional agents and bailees (including, without limitation, the
Collateral Custodian) to act on its behalf and for the benefit of each of the Secured Parties. Each
Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to

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the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured
Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the
Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Lenders; provided that the
Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person's receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action.
Section 11.2  Standard of Care; Exculpatory Provisions.
(a)The Administrative Agent shall exercise such rights and powers vested in it by this
Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.
(b)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Transaction Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the
Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law;
and

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(iii)shall not, except as expressly set forth herein and in the other Transaction
Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
(c)The Administrative Agent shall not be liable for any action taken or not taken by it
(i) with the consent or at the request of the Required Lenders (or such other number or percentage of the
Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Servicer, the Borrower or a Lender.
(d)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this
Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
Section 11.3  Administrative Agent's Reliance, Etc.
Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower or the Transferor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other Person in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this
Agreement or any of the other Transaction Documents on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (v) may rely upon and shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by email) believed by it to be genuine and signed or sent by the proper party or parties, or upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. In determining compliance with any condition hereunder to the making of an Advance, that by its terms must be fulfilled to the satisfaction of a
Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless

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the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance.
Section 11.4  Credit Decision with Respect to the Administrative Agent.
Each Lender acknowledges that it has, independently and without reliance upon the
Administrative Agent, or any of the Administrative Agent's Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this
Agreement and the other Transaction Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the
Administrative Agent's Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this
Agreement and the other Transaction Documents to which it is a party.
Section 11.5  Indemnification of the Administrative Agent.
Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or the Servicer), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the
Administrative Agent's gross negligence or willful misconduct. The payment of amounts under this
Section 11.5 shall be on an after-Tax basis. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or the Servicer.
Section 11.6  Successor Administrative Agent.
The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least thirty (30) days'
written notice thereof to each Lender and the Borrower and may be removed at any time with cause by the Required Lenders acting jointly. Upon any such resignation or removal, the Required Lenders acting jointly shall appoint a successor Administrative Agent with the consent of the Borrower, such consent not to be unreasonably withheld; provided that the consent of the Borrower shall not be required if an
Event of Default pursuant to Section 9.1(a) or 9.1(e) shall have occurred and be continuing. Each of the
Borrower and each Lender agree that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring
Administrative Agent's giving of notice of resignation or the removal of the retiring Administrative

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Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor
Administrative Agent which successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor
Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative
Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was
Administrative Agent under this Agreement.
Section 11.7  Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective
Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the
Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Administrative
Agent.
Section 11.8  Payments by the Administrative Agent.
Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the
Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon (New York City Time) on such Business Day, in which case the
Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such
Business Day, but, in any event, shall pay such amounts to such Lender not later than the following
Business Day. The Administrative Agent shall pay amounts owing to each Lender in accordance with the written instructions delivered by each such Lender to the Administrative Agent.
Section 11.9  Collateral Matters.
Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Transaction Document (i) upon the termination of the Commitment and payment in full of all Obligations (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Transaction
Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 12.1.

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Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower's expense, execute and deliver to the applicable Loan
Party such documents as such Loan Party may reasonably request to evidence the release of such item of
Collateral from the assignment and security interest granted under the Transaction Documents or to subordinate its interest in such item, in each case in accordance with the terms of the Transaction
Documents and this Section 11.9.
ARTICLE XII
MISCELLANEOUS
Section 12.1  Amendments and Waivers.
Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the
Servicer, the Administrative Agent and the Required Lenders; provided, that no amendment, waiver or consent shall:
(a)increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender;
(b)waive, extend or postpone any date fixed by this Agreement or any other Transaction
Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; provided that if any Lender declines or is deemed to have denied a request to extend the Scheduled Revolving Period End Date and/or Facility Maturity Date that other Lenders agree to, it agrees, at the request of the Borrower, to (x) sell its Commitment to one or more extending Lender upon request of each such extending Lender (and, if multiple Lenders make any such request, the declining Lender's Commitment will be allocated pro rata (based on their existing Commitments) to each such extending Lender), (y) sell its Commitment pursuant to the assignment provisions set forth in
Section 12.16 or (z) have its Commitment terminated as follows: to the extent the Commitment of any non-extending Lender is not sold as described in clause (x) or (y) as of the last day of the Revolving
Period (without giving effect to any extension thereof), the Facility Amount shall be permanently reduced in part with respect to the Commitment of such non-extending Lender on such day, and the
Borrower shall repay in full all Advances Outstanding made by such non-extending Lender and other
Obligations owing to such Lender under this Agreement on such last day of the Revolving Period
(without giving effect to any extension thereof). For the avoidance of doubt nothing in the immediately preceding sentence shall obligate the Borrower to extend the Scheduled Revolving Period End Date and/or Facility Maturity Date;
(c)reduce the principal of, or the rate of interest specified herein on, any Advance or
Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby;

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(d)change Section 2.7, 2.8, 11.8, 12.3 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby;
(e)change any provision of this Section or reduce the percentages specified in the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of
Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby;
(f)except as expressly permitted hereunder, (i) consent to the assignment or transfer by any Loan Party of such Loan Party's rights and obligations under any Transaction Document to which it is a party or (ii) release any Loan Party from any obligations, in each case, without the written consent of each Lender;
(g)make any modification to the definition of (i) "Borrowing Base", "Availability",
"Advance Rate", "Adjusted Borrowing Value" or "Excess Concentration Amount", in each case, which would have a material adverse effect (from the Lenders' perspective) on the calculation of the Borrowing
Base or the Availability or (ii) "Eligible Loan" in a manner that would reduce or make less restrictive the requirements for a Loan to be an Eligible Loan, in either case without the written consent of each
Lender;
(h)release all or substantially all of the Collateral or release any Transaction Document
(other than as specifically permitted or contemplated in this Agreement or the applicable Transaction
Document) without the written consent of each Lender;
(i)provide for any additional duties or obligations to be performed by the Collateral
Custodian or modify the rights of the Collateral Custodian hereunder in any manner materially adverse to Collateral Custodian without the written consent of the Collateral Custodian;
(j)contractually subordinate the Lien of the Secured Parties, without the written consent of each Lender;
(k)provide for any additional duties or obligations to be performed by the Servicer or modify the rights of the Servicer hereunder in any manner materially adverse to Servicer without the written consent of the Servicer; or
(l)provide for any additional duties or obligations to be performed by the Hedge
Counterparty or modify the rights of the Hedge Counterparty hereunder in any manner materially adverse to the Hedge Counterparty without the written consent of the Hedge Counterparty;
provided further, that (i) any amendment of this Agreement that is solely for the purpose of (x) adding a Lender or increasing the commitment of any existing Lender may be effected without the written consent of any other Lender or (y) waiving, extending or postponing any fee to the
Administrative Agent may be effected without the written consent of the Borrower, the Servicer or any
Lender, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian shall be effective without the written agreement of such Person,

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(iii)no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Transaction
Document, (iv) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the Administrative Agent and the Borrower
shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision and (v) if a Disruption Event of the type described in clause (d) of such term has occurred or is reasonably expected to occur within the succeeding two (2) months, the Borrower and the
Administrative Agent may (and such parties will reasonably cooperate with each other in good faith in order to) amend this Agreement to replace references herein to Term SOFR and related terms with any alternative floating reference rate that is then being generally used in the applicable credit markets and, upon such amendment, the "Disruption Event" shall no longer be continuing. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.
Section 12.2  Notices, Etc.
(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, email or sent by telecopy, as follows:
(i)if to the Borrower, the Administrative Agent, Capital One, National
Association, the Servicer or the Collateral Custodian, as set forth on Annex A; and
(ii)if to any other Lender, to it at its address (or telecopy number) set forth in its
Administrative Questionnaire.
(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative
Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative
Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

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(c)The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Syndicate Communications available to the Lenders by posting such Syndicate
Communications on the Platform. The Platform is provided by the Administrative Agent "as is" and "as available". The Agent Parties (defined below) do not warrant the accuracy or completeness of the
Syndicate Communications or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Syndicate Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any
Agent Party in connection with the Syndicate Communications or the Platform. In no event shall the
Administrative Agent or any of its Affiliates (collectively, the "Agent Parties") have any liability to the
Borrower, any Lenders or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or any Agent Party's transmission or posting of Obligor materials through the Platform or via email, except to the extent such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to
Borrower, any Lender or any other Person for indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Notwithstanding the foregoing, the Borrower hereby acknowledges that certain of the
Lenders (each, a "Public Lender") may have personnel who do not wish to receive material non-
public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person's securities. The Borrower hereby agrees that (i) all Syndicate Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (ii) by marking Syndicate Communications "PUBLIC", the Borrower shall be deemed to authorize the
Administrative Agent and the Lenders to treat such Syndicate Communications as not containing any material non-public information with respect to the Borrower or any Affiliate thereof or their respective securities for purposes of United States Federal and state securities laws; (iii) all Syndicate
Communications marked "PUBLIC" are permitted to be made available through the Platform; and (iv)
the Administrative Agent shall be entitled to treat any Syndicate Communications that are not marked
"PUBLIC" as being suitable only for posting on a portion of the Platform designated as "Non-Public
Information".
Section 12.3  Ratable Payments.
If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Secured Party (other than payments received pursuant to
Section 10.1) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the
Obligations held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

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Section 12.4  No Waiver; Remedies.
No failure on the part of the Administrative Agent, the Collateral Custodian or a Secured
Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.
Section 12.5  Binding Effect; Benefit of Agreement.
This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the
Administrative Agent, the Collateral Custodian, the Secured Parties and their respective successors and permitted assigns. Each Indemnified Party and each Indemnified Party shall be an express third party beneficiary of this Agreement.
Section 12.6  Term of this Agreement.
This Agreement, including, without limitation, the Borrower's representations and covenants set forth in Articles IV and V, and the Servicer's representations, covenants and duties set forth in Articles IV and V, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect during the Covenant Compliance
Period; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Servicer pursuant to Articles IV and V, the provisions, including, without limitation the indemnification and payment provisions, of Article X,
Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive any termination of this Agreement.
Section 12.7  Governing Law; Jury Waiver.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF
THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING
DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT
OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.
Section 12.8  Consent to Jurisdiction; Waivers.
Each of the Borrower, Servicer, the Lenders, Collateral Custodian, and the
Administrative Agent hereby irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this
Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in New York City, the courts of the United States of America for the
Southern District of New York, and appellate courts from any thereof;

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(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;
(c)agrees that service of process on the Borrower in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 12.2;
(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, indirect, exemplary, punitive or consequential damages; provided that the foregoing shall not diminish the indemnification obligations of the Borrower or the Servicer in the event of any third party claim for such damages.
Section 12.9  Costs and Expenses.
(a)In addition to the rights of indemnification granted to the Indemnified Parties under
Article X hereof, the Borrower agrees to pay, on the Payment Date in accordance with Sections
2.7 and 2.8 pertaining to the Accrual Period in which such cost is incurred, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Collateral Custodian, the
Securities Intermediary, the Collateral Administrator, and the Secured Parties (but limited, in the case of counsel fees and expenses, to the reasonable and documented out-of-pocket fees and disbursements of
(w) one outside counsel to the Administrative Agent and the Lenders, collectively (unless one counsel shall not be able to represent such parties due to an actual or perceived conflict of interest), (x) one outside counsel to the Collateral Custodian, the Collateral Administrator and the Securities Intermediary
(unless one counsel shall not be able to represent such parties due to an actual or perceived conflict of interest), (y) one outside counsel to the Administrative Agent and the Lenders, collectively, for each applicable foreign or local jurisdiction (unless one counsel shall not be able to represent such parties due to an actual or perceived conflict of interest) (provided that, such costs and expenses payable by the
Borrower to the Administrative Agent on the Closing Date pursuant to the foregoing clause (w) and this clause (y) shall not exceed $250,000) and (z) one outside counsel to the to the Collateral Custodian,
Collateral Administrator and the Securities Intermediary for each applicable foreign or local jurisdiction
(unless one counsel shall not be able to represent such parties due to an actual or perceived conflict of interest)) incurred in connection with the preparation, execution, delivery, administration (including periodic auditing) (subject to the limitations herein), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent, the Collateral Custodian, the
Securities Intermediary and the Secured Parties with respect thereto and with respect to advising the
Administrative Agent, the Collateral Custodian, the Securities Intermediary and the Secured Parties as to
their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all reasonable and documented out-of-pocket costs and expenses, if any (including reasonable and documented counsel fees and expenses), incurred by the

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Administrative Agent, the Collateral Custodian, the Securities Intermediary or the Secured Parties in
connection with the enforcement of this Agreement or any other Transaction Document by such Person and the other documents to be delivered hereunder or in connection herewith.
(b)The Borrower shall pay on the Payment Date following receipt of a request therefor in accordance with Sections 2.7 and 2.8, all other costs and expenses that have been invoiced at least ten
(10) Business Days prior to such Payment Date and incurred by the Administrative Agent and the
Secured Parties, in each case in connection with periodic audits of the Loan Parties' books and records
(subject to the limitations contained herein).
Section 12.10 No Proceedings.
(a)Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the end of the Covenant Compliance Period.
(b)The provisions of this Section 12.10 shall survive the termination hereof.
Section 12.11 Recourse Against Certain Parties.
(a)No recourse under or with respect to any obligation, covenant or agreement
(including, without limitation, the payment of any fees or any other obligations) of the Administrative
Agent, any Secured Party, or any Loan Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, member, officer, partner, employee, administrator, partner, organizer or director of the Administrative Agent, any Secured Party, or any Loan Party by the
enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any Secured Party, or any Loan Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, any Secured Party, or any Loan Party, and
that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, affiliate, officer, partner, employee or director of the Administrative Agent, any Secured Party, or any
Loan Party under or by reason of any of the obligations, covenants or agreements of the Administrative
Agent, any Secured Party, or any Loan Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of each incorporator, stockholder, affiliate, officer, partner, employee administrator, partner, organizer or director of the Administrative Agent, any Secured Party or any Loan Party, or any of them, for breaches by the Administrative Agent, any Secured Party, or any Loan Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.
(b)Notwithstanding any contrary provision set forth herein, no claim may be made by any of the parties hereto or any other Person against the Administrative Agent, the Secured Parties and the
Loan Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any

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special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.
(c)No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby.
(d)The provisions of this Section 12.11 shall survive the termination of this
Agreement.
Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing
Advances.
(a)[Reserved].
(b)The Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document.
(c)If the Borrower fails to perform any of its obligations hereunder, the Administrative
Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent's or such Secured Party's costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in Article X. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-
in-fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as "all assets," or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the
Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the
Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.
(d)Without limiting the generality of the foregoing, the Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statements filed in connection with the Closing Date or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Covenant
Compliance Period shall have ended, authorize, execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement.
Section 12.13 Confidentiality.

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(a)Each of the Administrative Agent, the Secured Parties, the Collateral Custodian and
each Loan Party shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business and beneficial ownership of the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, and all information with respect to the Obligors
(including all information prepared internally by or on behalf of the Servicer with respect to any Loan, including any credit memos, analyses or similar materials), except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, potential investors or other agents, engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons ("Excepted Persons"); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Secured Parties, the Collateral Custodian and the Loan Parties that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Borrower and its affiliates, (ii)
disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law, (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the
Transaction Documents and (v) any actual or prospective counterparty to any swap, derivative or similar transaction, under which payments are to be made by reference to this Agreement or payments hereunder. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include, without limitation, all fees and other pricing terms, and all Events of
Default, Servicer Termination Events, and priority of payment provisions.
(b)Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the
Collateral Custodian or the Secured Parties by each other, (ii) by the Administrative Agent, the
Collateral Custodian and the Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential in accordance with the terms hereof or (iii) by the Administrative Agent, and the Secured Parties to any Rating Agency, any
commercial paper dealer or other provider of a surety, guaranty or credit or liquidity enhancement to any
Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to maintain the confidentiality thereof. In addition, the Secured Parties and the Administrative
Agent, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
(c)Each of the Administrative Agent, the Secured Parties and the Collateral Custodian
agrees if (a) the Borrower or the Transferor delivers information in connection with a Loan or a prospective Loan that was prepared by a third party (other than the Obligor or any agent thereof), and
(b) such third party has entered into an agreement with the Borrower or the Transferor restricting the ability of the Borrower or the Transferor to rely on such report, it will not have any direct rights against

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such third party (or the party which has engaged such third party) unless otherwise expressly acknowledged and agreed to by such third party or engaging party.
(d)Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known (other than through a breach of these confidentiality provisions); (ii) disclosure of any and all information (a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative
Agents', the Secured Parties', the Collateral Custodian's or a Loan Party's business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured
Parties, the Collateral Custodian or a Loan Party or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrower or the Servicer or (e) to any affiliate, independent or internal auditor, agent (including any potential sub-or-successor servicer), employee or attorney of the Collateral Custodian having a need to know the same, provided that the
Collateral Custodian advises such recipient of the confidential nature of the information being disclosed;
or (iii) any other disclosure authorized by the Borrower or the Servicer, as applicable.
(e)Notwithstanding any other provision of this Agreement, each Loan Party shall each have the right to keep confidential from the Administrative Agent, the Collateral Custodian and/or the
Secured Parties, for such period of time as such Loan Party determines is reasonable (i) any information that any Loan Party reasonably believes to be in the nature of trade secrets and (ii) any other information that any Loan Party or any of their Affiliates, or the officers, employees or directors of any of the foregoing, is required by law as evidenced by an Opinion of Counsel.
(f)The parties hereto agree that, notwithstanding anything to the contrary contained herein or in any other Transaction Document, the internal credit memos (i) do not constitute investment advice or a recommendation to the Administrative Agent, any Lender or any other Secured Party to take any action in connection with the Transaction Documents or the Loans, (ii) were prepared based on information provided by the related Obligor and/or its Affiliates and prepared solely for internal use by the Servicer in accordance with its own investment considerations and reflect the priorities of and matters of interest to the Servicer that may not include all procedures deemed necessary for the
Administrative Agent, any Lender or any other Secured Party, (iii) do not necessarily take into account, address, or reflect the priorities and matters of interest of any other party than the Servicer, including the
Administrative Agent, any Lender or any other Secured Party and, accordingly, each of the
Administrative Agent, each Lender and each other Secured Party has the responsibility to determine the adequacy of the scope of the Servicer's work for its respective purposes and to perform its own analysis of the Transaction Documents and the Loans to determine whether it is suitable for its purpose, (iv) do not constitute an offer, recommendation or solicitation to sell, purchase, or otherwise participate or manage the Loans and (v) may not be complete or correct and may not reflect all information and findings obtained by the Servicer, the Borrower and their respective Affiliates regarding the Obligor and its Affiliates, including the related sponsor, if any, and guarantors of, and collateral for, the proposed
Loan. Each of the Administrative Agent, each Lender and each other Secured Party agrees that (x) none of the Servicer, the Borrower or any of their respective Affiliates makes any representation with respect to (A) the accuracy or completeness of the information in any such memo, (B) the scope or adequacy of the due diligence conducted, or the presence or absence of any errors or omissions contained in such

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memo, (C) any work performed by the Servicer, the Borrower or any of their respective Affiliates in connection with or using any such memo, (D) any statements of opinion in any memo or (E) any statements of fact in any memo and (y) it shall use the internal credit memos on and subject to the terms, limitations and conditions herein, including, without limitation, the confidentiality obligations set forth in Section 12.13. Further, to the extent any industry, market or regulatory specialist of the Servicer, the
Borrower or any of their respective Affiliates provides industry or market-specific or regulatory information or intelligence, each of the Administrative Agent, Lenders and other Secured Parties further acknowledges and agrees that any such information or intelligence is being provided solely as a courtesy, without consideration, and based on the understanding that none of the Servicer, the Borrower or any of their respective Affiliates shall have any duties or obligations in connection with or as a result of the receipt by the Administrative Agent, Lenders or other Secured Parties of any such information or intelligence. Without limiting the foregoing, none of the Servicer, the Borrower or any of their respective Affiliates shall have any responsibility for the accuracy or completeness of any such report, information or intelligence or the appropriateness of any such report, information or intelligence or any duty to correct or update any such report, information or intelligence. None of the Servicer, the
Borrower or any of their respective Affiliates shall have any liability to the Administrative Agent,
Lenders, other Secured Parties or any other Person for furnishing any internal credit memo or industry or market-specific or regulatory information or intelligence or for any action taken or decision made by the
Administrative Agent, Lenders and other Secured Parties in purported reliance on such information, including its decision to participate in or abstain from approving any Loan.
Section 12.14 Execution in Counterparts; Severability; Integration.
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by email), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This
Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal
Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform
Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, "Signature Law"), in each case to the extent applicable. Each scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters
(including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the

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entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
Section 12.15 Waiver of Setoff.
Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets.
Section 12.16 Assignments by the Lenders.
(a)Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Advance or Commitment (or portion thereof) or any Note (or any portion thereof)
to any Person; provided that, as applicable, (i) no transfer of any Advance or Commitment (or any portion thereof) or of any Note (or any portion thereof) shall be made other than to a "qualified purchaser" as defined in the 1940 Act, (ii) in the case of an assignment of any Advance or Commitment
(or any portion thereof) or of any Note (or of any portion thereof) the assignee executes and delivers to the Servicer, the Borrower and the Administrative Agent a fully executed Joinder Supplement substantially in the form of Exhibit H hereto and a transferee letter substantially in the form of Exhibit
G hereto (a "Transferee Letter"), (iii) the consent of the Administrative Agent shall be required for any assignment, and (iv) so long as no Event of Default pursuant to Section 9.1(a) or 9.1(e) has occurred or is continuing, the consent of the Borrower (such consent not to be unreasonably withheld or delayed)
shall be required for any assignment or participation, other than an assignment or participation to a
Lender, an Affiliate of a Lender or an Approved Fund. The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to such Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien (other than Permitted Liens) to exist upon, any of the Borrower's rights, obligations or duties under the Transaction Documents without the prior written consent of the Administrative Agent and the Lenders. Notwithstanding anything contained in this Agreement to the contrary, (i) Capital One, National Association shall not need prior consent of the Borrower or any other party hereto to consolidate with or merge into any Person or convey or transfer substantially all of its properties and assets, including, without limitation, any
Advance, any Commitment or any Note (or any portion thereof), to any Person, or (ii) if any Lender becomes a Defaulting Lender, unless such Lender shall have been deemed to no longer be a Defaulting
Lender pursuant to Section 2.16(b), then, in each case, the Administrative Agent shall have the right to cause such Person to assign its entire interest in the Advances and Commitments and this Agreement to a transferee selected by the Administrative Agent, in an assignment which satisfies the conditions set forth in the first sentence of this Section 12.16(a). Assignments shall be subject to the following additional conditions:
(1)no assignments shall be made to (x) the Borrower or any of the Borrower's Affiliates or Subsidiaries or (y) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause
(y);
(2)no assignments shall be made to a natural person;

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(3)except in the case of an assignment to a Lender or an Affiliate of a Lender or an
Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the assignment and assumption agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the
Borrower shall be required if an Event of Default has occurred and is continuing;
(4)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one class of Commitments or Loans;
(5)the parties to each assignment shall execute and deliver to the Administrative Agent an assignment and assumption agreement, together with a processing and recordation fee of
$3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such
Lenders; and
(6)the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an
Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws.
(b)The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of
Borrower, shall maintain at one of its lending offices, a copy of each transfer pursuant to Section
12.16(a) delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Advances owing to, each
Lender pursuant to the terms hereof from time to time (the "Register"). Transfer by a Lender of its rights hereunder or under any Note may be effected only by the recording by the Administrative Agent of the identity of the transferee in the Register. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this
Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by
Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the
Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant's interest in the Advances or other obligations under the Transaction Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and
Section 1.163-5 of proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is

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recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
Section 12.17 Heading and Exhibits.
The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
Section 12.18 Recognition of the U.S. Special Resolution Regimes.
(a)In the event a Covered Party becomes subject to a proceeding under a U.S. Special
Resolution Regime, the transfer of this Agreement and/or any other Transaction Document, and any interest and obligation in or under this Agreement and/or any other Transaction Document from such
Covered Party will be effective to the same extent as the transfer would be effective under the U.S.
Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that a Covered Party or a BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this
Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the
U.S. Special Resolution Regime if this Agreement and/or any other Transaction Document were governed by the laws of the United States or a state of the United States.
ARTICLE XIII
TAX CONSIDERATIONS
Section 13.1  Acknowledgement of Parties.
The parties hereto acknowledge and agree that, for all tax purposes, financial accounting and other purposes the Advances and any Notes will constitute indebtedness and not an ownership interest in the Borrower.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWER:
K-FIT FINANCE CO-1 LLC, as the Borrower
By:
Name:
Title: Authorized Signatory
[Signatures Continued on the Following Page]

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SERVICER:
KKR FS INCOME TRUST, as Servicer
By:
Name:
Title: Authorized Signatory
[Signatures Continued on the Following Page]

317892300v.2
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ADMINISTRATIVE AGENT:
CAPITAL ONE, NATIONAL
ASSOCIATION, as Administrative Agent
By:
Name:
Title:
LENDER:
CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender
By:
Name:
Title:
HEDGE COUNTERPARTY:
CAPITAL ONE, NATIONAL
ASSOCIATION, as Hedge Counterparty
By:
Name:
Title:
SWINGLINE LENDER:
CAPITAL ONE, NATIONAL
ASSOCIATION, as Swingline Lender
By:
Name:
Title:
[Signatures Continued on the Following Page]

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE COLLATERAL CUSTODIAN:
COMPUTERSHARE TRUST COMPANY,
N.A., not in its individual capacity but solely
as Collateral Custodian
By:
Name:
Title:
[Signatures Continued on the Following Page]

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE COLLATERAL ADMINISTRATOR:
COMPUTERSHARE TRUST COMPANY,
N.A., not in its individual capacity but solely as
Collateral Administrator
By:
Name:
Title:
[Signatures Continued on the Following Page]

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2

Annex A

317892300v.2
ANNEX A
ADDRESSES FOR NOTICES
If to the Borrower:
K-FIT FINANCE CO-1 LLC
201 Rouse Boulevard
Philadelphia, PA 19112 Attention: William Goebel Facsimile No.: 215-222-4649
Email: "Credit Notices" Credit.Notices@fsinvestments.com; "FSIC Team"
FSIC_Team@fsinvestments.com; "Portfolio Finance" portfolio_finance@fsinvestments.com
If to the Servicer:
KKR FS INCOME TRUST
201 Rouse Boulevard
Philadelphia, PA 19112
Attention: William Goebel
Facsimile No.: 215-222-4649
Email: "Credit Notices" Credit.Notices@fsinvestments.com; "FSIC Team"
FSIC_Team@fsinvestments.com; "Portfolio Finance" portfolio_finance@fsinvestments.com
If to the Administrative Agent or Capital One, National Association:
CAPITAL ONE, NATIONAL ASSOCIATION
77 West Wacker Drive, 11th Floor
Chicago, Illinois 60601
Email: jamie.tharrington@capitalone.com
If to the Collateral Custodian
COMPUTERSHARE TRUST COMPANY, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Email: CCTFSInvestments@computershare.com
Custody Facility for Required Loan Documents, Custody Facility for Certificated Securities and
Underlying Instruments delivered to the Collateral Custodian in physical form:
1505 Energy Park Drive
St. Paul, MN 55108
Email: CCTFSInvestments@computershare.com

[Signature page to Loan, Security and Servicing Agreement]

317892300v.2
If to the Collateral Administrator
COMPUTERSHARE TRUST COMPANY, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Email: CCTFSInvestments@computershare.com
If to the Securities Intermediary
COMPUTERSHARE TRUST COMPANY, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Email: CCTFSInvestments@computershare.com

Annex B

317892300v.2
ANNEX B
COMMITMENTS

Lender	Commitment
Capital One, National Association	$250,000,000

Total:	$250,000,000